=============================================
                        2001 LOAN AND SECURITY AGREEMENT

                  =============================================

                            FLEET RETAIL FINANCE INC.
                                    AGENT FOR
                          THE LENDERS REFERENCED HEREIN

                    ---------------------------------------

                      THE CIT GROUP/ BUSINESS CREDIT, INC.
                               DOCUMENTATION AGENT

                          FOOTHILL CAPITAL CORPORATION
                                SYNDICATION AGENT

                    ---------------------------------------

                                 HOMEBASE, INC.
                                THE LEAD BORROWER
                                      FOR:

                                 HOMEBASE, INC.
                             HOMECLUB INC. OF TEXAS
                                 HOMECLUB, INC.
                                  THE BORROWERS

                  =============================================

                              Fleet Securities Inc.
                                 THE SYNDICATOR

                  =============================================

                               February 23, 2001

                                TABLE OF CONTENTS


Article 1: - DEFINITIONS:......................................................1


Article 2: - THE REVOLVING CREDIT:............................................27

         21 -ESTABLISHMENT OF REVOLVING CREDIT................................27

         22 -DESIGNATION OF ELIGIBLE REAL ESTATE..............................28

         23 -INITIAL RESERVES. CHANGES TO RESERVES............................28

         24 -ADVANCES IN EXCESS OF BORROWING BASE (OVERLOANS).................29

         25 -RISKS OF VALUE OF COLLATERAL.....................................29

         26 -COMMITMENT TO MAKE REVOLVING CREDIT LOANS AND
                    SUPPORT LETTERS OF CREDIT.................................29

         27 -REVOLVING CREDIT LOAN REQUESTS...................................30

         28 -MAKING OF REVOLVING CREDIT LOANS.................................31

         29 -SWINGLINE LOANS..................................................31

         210 -THE LOAN ACCOUNT................................................32

         211 -THE REVOLVING CREDIT NOTES......................................33

         212 -PAYMENT OF THE LOAN ACCOUNT.....................................33

         213 -INTEREST ON REVOLVING CREDIT LOANS..............................34

         214 -REVOLVING CREDIT COMMITMENT FEE.................................34

         215 -AGENT'S FEE.....................................................34

         216 -UNUSED LINE FEE.................................................35

         217 -EARLY TERMINATION FEE...........................................35

         218 -CONCERNING FEES.................................................35

         219 -AGENT'S AND REVOLVING CREDIT LENDERS' DISCRETION................35

         220 -PROCEDURES FOR ISSUANCE OF L/C'S................................36

         221 -FEES FOR L/C'S..................................................37

         222 -CONCERNING L/C'S................................................38

         223 -CHANGED CIRCUMSTANCES...........................................39

         224 -DESIGNATION OF LEAD BORROWER AS BORROWERS'  AGENT...............39

         225 -LENDERS' COMMITMENTS............................................40


Article 3: - CONDITIONS PRECEDENT:............................................41

         31 -CORPORATE DUE DILIGENCE..........................................41

         32 -OPINION..........................................................42

         33 -ADDITIONAL DOCUMENTS.............................................42

         34 -OFFICERS' CERTIFICATES...........................................42

         35 -REPRESENTATIONS AND WARRANTIES...................................42

         36 -ALL FEES AND EXPENSES PAID.......................................43

         37 -NO BORROWER INDEFAULT............................................43

         38 -NO ADVERSE CHANGE................................................43

         39 -BENEFIT OF CONDITIONS PRECEDENT..................................43


Article 4: - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:...............43

         41 -PAYMENT AND PERFORMANCE OF LIABILITIES...........................43

         42 -DUE ORGANIZATION. AUTHORIZATION. NO CONFLICTS....................44

         43 -TRADE NAMES......................................................45

         44 -INFRASTRUCTURE...................................................45

         45 -LOCATIONS........................................................45

         46 -STORES...........................................................46

         47 -TITLE TO ASSETS..................................................47

         48 -INDEBTEDNESS.....................................................47

         49 -INSURANCE........................................................47

         410 -LICENSES........................................................48

         411 -LEASES..........................................................48

         412 -REQUIREMENTS OF LAW.............................................48

         413 -LABOR RELATIONS.................................................49

         414 -PROPERTIES......................................................49

         415 -TAXES...........................................................50

         416 -NO MARGIN STOCK.................................................51

         417 -ERISA...........................................................51

         418 -HAZARDOUS MATERIALS.............................................51

         419 -LITIGATION......................................................52

         420 -DIVIDENDS. INVESTMENTS. CORPORATE ACTION........................52

         421 -LOANS...........................................................53

         422 -PROTECTION OF ASSETS............................................53

         423 -LINE OF BUSINESS................................................53

         424 -AFFILIATE TRANSACTIONS..........................................53

         425 -FURTHER ASSURANCES..............................................53

         426 -ADEQUACY OF DISCLOSURE..........................................54

         427 -NO RESTRICTIONS ON LIABILITIES..................................55

         428 -OTHER COVENANTS.................................................55


Article 5: FINANCIAL REPORTING AND PERFORMANCE COVENANTS:.....................55

         51 -MAINTAIN RECORDS.................................................55

         52 -ACCESS TO RECORDS................................................56

         53 -NOTICE TO AGENT..................................................56

         54 -BORROWING BASE CERTIFICATE.......................................57

         55 -MONTHLY REPORTS..................................................57

         56 -QUARTERLY REPORTS................................................57

         57 -ANNUAL REPORTS...................................................58

         58 -OFFICERS' CERTIFICATES...........................................58

         59 -INVENTORIES, APPRAISALS, AND AUDITS..............................58

         510 -ADDITIONAL FINANCIAL INFORMATION................................59

         511 -FINANCIAL PERFORMANCE COVENANTS.................................60


Article 6: - USE OF COLLATERAL:...............................................61

         61 -USE OF INVENTORY COLLATERAL......................................61

         62 -INVENTORY QUALITY................................................61

         63 -ADJUSTMENTS AND ALLOWANCES.......................................61

         64 -VALIDITY OF ACCOUNTS.............................................61

         65 -NOTIFICATION TO ACCOUNT DEBTORS..................................62


Article 7: - CASH MANAGEMENT. PAYMENT OF LIABILITIES:.........................62

         71 -THE BLOCKED ACCOUNT..............................................62

         72 -THE CONCENTRATION AND OPERATING ACCOUNTS.........................63

         73 -PAYMENT OF LIABILITIES...........................................63

         74 -THE OPERATING ACCOUNT............................................64


Article 8: - GRANT OF SECURITY INTEREST:......................................64

         81 -GRANT OF SECURITY INTEREST.......................................64

         82 -EXTENT AND DURATION OF SECURITY INTEREST.........................65

         83 -PERMITTED REAL ESTATE TRANSACTIONS...............................65


Article 9: - AGENT AS BORROWER'S ATTORNEY-IN-FACT:............................65

         91 -APPOINTMENT AS ATTORNEY-IN-FACT..................................65

         92 -NO OBLIGATION TO ACT.............................................66


Article 10: - EVENTS OF DEFAULT:..............................................66

         101 -FAILURE TO PAY REVOLVING CREDIT.................................66

         102 -FAILURE TO MAKE OTHER PAYMENTS..................................67

         103 -FAILURE TO PERFORM COVENANT OR LIABILITY (NO GRACE PERIOD)......67

         104 -FINANCIAL REPORTING REQUIREMENTS................................67

         105 -FAILURE TO PERFORM COVENANT OR LIABILITY (GRACE PERIOD).........67

         106 -MISREPRESENTATION...............................................68

         107 -ACCELERATION OF OTHER DEBT. BREACH OF LEASE.....................68

         108 -DEFAULT UNDER OTHER AGREEMENTS..................................68

         109 -UNINSURED LOSS..................................................68

         1010 -ATTACHMENT. JUDGMENT. RESTRAINT OF BUSINESS....................68

         1011 -BUSINESS FAILURE...............................................68

         1012 -BANKRUPTCY.....................................................69

         1013 -DEFAULT BY GUARANTOR OR AFFILIATE..............................69

         1014 -INDICTMENT - FORFEITURE........................................69

         1015 -TERMINATION OF GUARANTY........................................69

         1016 -CHALLENGE TO LOAN DOCUMENTS....................................70

         1017 -CHANGE IN CONTROL..............................................70


Article 11: - RIGHTS AND REMEDIES UPON DEFAULT:...............................70

         111 -Acceleration....................................................70

         112 -RIGHTS OF ENFORCEMENT...........................................70

         113 -SALE OF COLLATERAL..............................................71

         114 -OCCUPATION OF BUSINESS LOCATION.................................71

         115 -GRANT OF NONEXCLUSIVE LICENSE...................................72

         116 -ASSEMBLY OF COLLATERAL..........................................72

         117 -RIGHTS AND REMEDIES.............................................72


Article 12: - REVOLVING CREDIT FUNDINGS AND DISTRIBUTIONS:....................72

         121 -REVOLVING CREDIT FUNDING PROCEDURES.............................72

         122 -SWINGLINE LOANS.................................................73

         123 -AGENT'S COVERING OF FUNDINGS:...................................73

         124 -ORDINARY COURSE DISTRIBUTIONS...................................75


Article 13: - ACCELERATION AND LIQUIDATION:...................................76

         131 -ACCELERATION NOTICES............................................76

         132 -ACCELERATION....................................................76

         133 -INITIATION OF LIQUIDATION.......................................77

         134 -ACTIONS AT AND  FOLLOWING INITIATION OF LIQUIDATION.............77

         135 -AGENT'S CONDUCT OF LIQUIDATION..................................77

         136 -DISTRIBUTION OF LIQUIDATION PROCEEDS:...........................78

         137 -RELATIVE PRIORITIES TO PROCEEDS OF LIQUIDATION..................78


Article 14: - THE AGENT:......................................................78

         141 -APPOINTMENT OF THE AGENT........................................78

         142 -RESPONSIBILITIES OF AGENT.......................................79

         143 -CONCERNING DISTRIBUTIONS BY THE AGENT...........................80

         144 -DISPUTE RESOLUTION:.............................................80

         145 -DISTRIBUTIONS OF NOTICES AND OF DOCUMENTS.......................81

         146 -CONFIDENTIAL INFORMATION........................................81

         147 -RELIANCE BY AGENT...............................................81

         148 -NON-RELIANCE ON AGENT AND OTHER REVOLVING CREDIT LENDERS........81

         149 -INDEMNIFICATION.................................................82

         1410 -RESIGNATION OF AGENT...........................................83


Article 15: - ACTION BY AGENTS - CONSENTS - AMENDMENTS - WAIVERS:.............83

         151 -ADMINISTRATION OF CREDIT FACILITIES.............................83

         152 -    ACTIONS REQUIRING OR ON DIRECTION OF MAJORITY LENDERS.......84

         153 -ACTIONS REQUIRING OR ON DIRECTION OF SUPERMAJORITY LENDERS......84

         154 -    ACTION REQUIRING CERTAIN CONSENT............................84

         155 -ACTIONS REQUIRING OR DIRECTED BY UNANIMOUS CONSENT..............85

         156 -ACTIONS REQUIRING SWINGLINE LENDER CONSENT......................86

         157 -ACTIONS REQUIRING AGENT'S CONSENT...............................86

         158 -MISCELLANEOUS ACTIONS...........................................86

         159 -ACTIONS REQUIRING LEAD BORROWER'S CONSENT.......................87

         1510 -NONCONSENTING REVOLVING CREDIT LENDER..........................87

         1511 -REPLACEMENT OF DELINQUENT REVOLVING CREDIT LENDER..............88


Article 16: -   ASSIGNMENTS BY REVOLVING CREDIT LENDERS:......................90

         161 -ASSIGNMENTS AND ASSUMPTIONS:....................................90

         162 -ASSIGNMENT PROCEDURES...........................................90

         163 -EFFECT OF ASSIGNMENT............................................91


Article 17: - NOTICES:........................................................92

         171 -NOTICE ADDRESSES................................................92

         172 -NOTICE GIVEN....................................................92


Article 18: - TERM:...........................................................93

         181 -TERMINATION OF REVOLVING CREDIT.................................93

         182 -ACTIONS ON TERMINATION..........................................93


Article 19: - GENERAL:........................................................94

         191 -PROTECTION OF COLLATERAL........................................94

         192 -PUBLICITY.......................................................94

         193 -SUCCESSORS AND ASSIGNS..........................................94

         194 -SEVERABILITY....................................................94

         195 -AMENDMENTS.  COURSE OF DEALING..................................94

         196 -POWER OF ATTORNEY...............................................95

         197 -APPLICATION OF PROCEEDS.........................................95

         198 -INCREASED COSTS.................................................95

         199 -COSTS AND EXPENSES OF THE AGENT.................................96

         1910 -COPIES AND FACSIMILES..........................................97

         1911 -MASSACHUSETTS LAW..............................................97

         1912 -CONSENT TO JURISDICTION........................................97

         1913 -INDEMNIFICATION................................................97

         1914 -RULES OF CONSTRUCTION..........................................98

         1915 -INTENT.........................................................99

         1916 -PARTICIPATIONS:................................................99

         1917 -RIGHT OF SET-OFF..............................................100

         1918 -PLEDGES TO FEDERAL RESERVE BANKS:.............................100

         1919 -MAXIMUM INTEREST RATE.........................................100

         1920 -WAIVERS.......................................................100

                                                     EXHIBITS

         1:1-1             :        Availability Schedule
         2:2-9(c)          :        SwingLine Note
         2:2-11            :        Revolving Credit Note
         2:2-13            :        Pricing Grid
         2:2-25            :        Revolving Credit Lenders' Commitments
         3:3-3(a)          :        Specimen Mortgage
         4:4-2             :        Corporate Information
         4:4-3             :        Trade Names
         4:4-5             :        Locations, Leases, and Landlords
         4:4-7             :        Encumbrances
         4:4-7(c)          :        Equipment Usage Agreement
         4:4-8             :        Indebtedness
         4:4-9             :        Insurance Policies
         4:4-11            :        Capital Leases
         4:4-15            :        Taxes
         4:4-19            :        Litigation
         5:5-4             :        Borrowing Base Certificate
         5:5-5             :        Monthly Financial Reporting Requirements
         5:5-11            :        Financial Performance Covenants
         16:16-2           :        Assignment / Assumption

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LOAN AND SECURITY AGREEMENT                            Fleet Retail Finance Inc.
                                                                           AGENT

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                                                               February 23, 2001



         THIS AGREEMENT is made between

                   Fleet Retail Finance Inc. (in such capacity, herein the "Agent"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "Revolving Credit Lenders", who are, at present, those financial institutions identified on the signature pages of this Agreement and who in the future are those Persons (if any) who become "Revolving Credit Lenders" in accordance with the provisions of Section 2:2-25, below;

                  and

                  The Revolving Credit Lenders;

                  and

                  HomeBase, Inc. (in such capacity, the "Lead Borrower"), a Delaware corporation with its principal executive offices at 3345 Michelson Drive, Irvine, California 92612 as agent for the following (individually, a "Borrower" and collectively, the "Borrowers"):


                           HomeBase, Inc.;

                           HomeClub, Inc. of Texas, a Delaware corporation with its principal executive offices at 3345 Michelson Drive, Irvine, California 92612; and

                           HomeClub,   Inc.,  a  Nevada   corporation  with  its
                           principal executive offices at 3345 Michelson Drive, Irvine, California 92612,


in consideration of the mutual covenants contained herein and benefits to be derived herefrom and with the intention that this Agreement constitute an amendment and restatement of the 1999 Loan Agreement (as hereinafter defined),

                                                    WITNESSETH:

Article 1: - DEFINITIONS:

         As used herein, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

         "1997 Subordinated Notes":    The 5.25% Convertible  Subordinated Notes
                  due 2004 issued by the Borrower on or about November 10, 1997 in the aggregate principal amount of up to $100,000,000.

         "1999 Loan  Agreement":     The  December  3,  1999  Loan and  Security
                  Agreement (as amended to date) between (among others) the Agent (then known as "BankBoston Retail Finance Inc.") and the Revolving Credit Lenders referred to therein, on the one hand, and the Lead Borrower and the Borrowers on the other, of which this Agreement is an amendment and restatement.

         "Acceleration":   The  making  of  demand  or   declaration   that  any
                  indebtedness, not otherwise due and payable, is due and payable, provided that such demand or declaration is authorized under the Loan Documents. Derivations of the word "Acceleration" (such as "Accelerate") are used with like meaning in this Agreement.

         "Acceleration Notice":     Written notice as follows:
                           (a)      From the Agent to the Revolving Credit
                                    Lenders, as provided in  13:13-1(a).
                           (b)      From the SuperMajority Lenders to the Agent,
                                    as provided in Section 13:13-1(b).

         "Account Debtor": Has the meaning given that term in the UCC.

         "Accounts"  and  "Accounts  Receivable"  include,  without  limitation,
                  "accounts" as defined in the UCC, and also all: accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; energy provided or to be provided; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; winnings in a lottery or other game of chance; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         "ACH":   Automated clearing house.


         "Affiliate":      (a)      Each Subsidiary.
                           (b) With respect to any two Persons,  a  relationship
                  in which (i) one holds, directly or indirectly, not less than Twenty Five Percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (ii) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (iii) not less than Twenty Five Percent (25%) of their respective ownership is directly or indirectly held by the same third Person.
                           (c)  Any  corporation,   limited  liability  company,
                  trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, subsidiary, or affiliate, of a Borrower; could have such enterprise's tax returns or financial statements consolidated with that Borrower's; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which any Borrower is a member; controls or is controlled by any Borrower.

         "Agent": Is referred to in the Preamble.

         " Agent's  Cover":         Defined in Section 12:12-3(c)(i).

         " Agent's Fee": Is defined in Section 2:2-15.

         " Agent's Rights and Remedies":    Is defined in Section 11:11-7.

         "Applicable  Law":  As  to  any   Person:(i)   All   statutes,   rules,
                  regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator's decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

         "Appraised Inventory Liquidation Value":    The net recovery, as
                  reflected on an Inventory Appraisal, as recoverable on the Borrowers' Inventory in the event of the conduct of a liquidation of the Borrowers' Inventory pursuant to an in-store liquidation.

         "Appraised Inventory Percentage":  85%.

         "Assigning Revolving Credit Lender":     Defined in Section 16:16-1(a).

         "Assignment and Acceptance":       Defined in Section 16:16-2.

         "Availability":   The lesser of (a) or (b), where
                           (a) is the result of
                                    (i)     The Revolving Credit Ceiling

                                    Minus

                                    (ii) The  aggregate  unpaid  balance  of the
                                    Loan  Account   Minus  (iii)  The  aggregate
                                    undrawn    Stated   Amount   of   all   then
                                    outstanding  L/C's.

                                    Minus

                                    (iv) The aggregate of the Availability
                                    Reserves.

                           (b) is the result of
                                    (i)     The Borrowing Base

                                    Minus

                                    (ii) The aggregate unpaid balance of the Loan Account

                                    Minus

                                    (iii)  The  aggregate undrawn Stated Amount
                                    of all then outstanding L/C's.

                                    Minus

                                    (iv) The aggregate of the Availability
                                    Reserves.

         "Availability  Reserves":  Such reserves as the Agent from time to time determines in the Agent's discretion as being appropriate to reflect the impediments to the Agent's ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on the following:
                           (i) Rent (based upon past due rent and whether or not a Landlord's Waiver, acceptable to the Agent, has been received by the Agent for Stores in Pennsylvania, Virginia, and Washington in which more than a de minimis amount of the Borrower's Inventory is located).
                           (ii)     Customer Credit Liabilities.
                           (iii) Taxes and other governmental charges, including, ad valorem, personal property, and other taxes which might have priority over the Collateral Interests of the Agent in the Collateral.
                           (iv)     L/C Landing Costs.

         "Availability Schedule:    Is annexed hereto as EXHIBIT 1:1-1.

         "Availability Trigger Cure:    The Borrowers having Excess Availability
                  of at least $75 Million for five (5) consecutive Business Days

         "Availability  Trigger  Event:"  :  The  Borrowers  not  having  Excess
                  Availability of at least $45 Million for five (5) consecutive Business Days.

         "Bankruptcy Code":      Title 11, U.S.C., as amended from time to time.

         "Base": The Base Rate announced from time to time by Fleet National Bank (or any successor in interest to Fleet National Bank). In the event that said bank (or any such successor) ceases to announce such a rate, "Base" shall refer to that rate or index announced or published from time to time as the Agent, in good faith, designates as the functional equivalent to said Base Rate. Any change in "Base" shall be effective, for purposes of the calculation of interest due hereunder, when such change is made effective generally by the bank on whose rate or index "Base" is being set.

         "Base Margin Loan":        Each Revolving Credit Loan while bearing
                  interest at the Base Margin Rate.

         "Base Margin":    The then applicable Base Margin as determined from
                  the applicable Pricing Grid.

         "Base Margin Rate":      The aggregate of Base plus the then applicable
                  Base Margin.

         "Blocked Account Agreement": The Agreement,  styled "Restricted Account
                  Agreement," dated January 10, 2000, amongst Wells Fargo Bank, N.A., the Lead Borrower, and BankBoston Retail Finance Inc., as Agent and any other agreement, in form satisfactory to the Agent, with the Lock Box Bank, which agreement recognizes the Agent's security interest in all Receivables Collateral and provides that, on notice from the Agent, the Lock Box Bank will forward directly to the Agent proceeds of all Receivables Collateral from time to time received by the Lock Box Bank.

         "Borrower" and "Borrowers":        Is defined in the Preamble.

         "Borrowing Base": The aggregate of the following:
                  (a)      Advances against Eligible Inventory:
                           (i) Until the conditions of Subsection (ii) are satisfied:
                                            The  Inventory Advance Rate of the
                                            Cost of Eligible Inventory (Net of
                                            Inventory Reserves)
                           (ii) The earlier of (A) January 31, 2002 or (B) that date on which Excess Availability is less than $60 Million, the lesser of:
                                            (A) The Inventory Advance Rate of
                                    the Cost of Eligible Inventory (Net of
                                    of Inventory Reserves)

                                            Or

                                            (B)    The    Appraised    Inventory
                                    Percentage   of  the   Appraised   Inventory
                                    Liquidation Value.
                  Plus

                  (b)      Advances Against Eligible Credit Card Receivables:
                           The Credit Card Advance Rate of the face amount of Eligible Credit Card Receivables.
                  Plus

                  (c)      Advances Against Eligible Real Estate:
                           The least of
                           (i)      $40 Million.
                           (ii) That amount which, when added to the amounts determined pursuant to (a) and (b) of this Definition, does not exceed 20% of the resulting sum.
                           (iii) The Real Estate Advance Rate of the Real Estate Appraised Value of Eligible Real Estate.

         "Borrowing Base Certificate":      Is defined in Section 5:5-4.
         "Boston Concentration Account":    Is defined in Section 7:7-2.

         "BusinessDay": Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or in Los Angeles, California, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the Agent is not open to the general public to conduct business.

         "Business Plan": The Borrowers' December 1, 2000 business plan provided to the Agent and any revision, amendment, or update of such business plan to which the Agent has provided its written sign-off.

         "Capital Expenditures":   The expenditure of funds or the incurrence of
                  liabilities which may be capitalized in accordance with GAAP.

         "Capital Lease": Any lease which may be capitalized in accordance with GAAP.

         "Change in Control":       The occurrence of any of the following:
                           (a)      The  failure of the  Parent to own,
                  beneficially and of record, 100% of the capital stock of all other Borrowers.
                           (b)      The acquisition,  by any group of persons
                  (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange
                  Commission) of 40% or more of the issued and outstanding capital stock of the Parent having the right, under ordinary circumstances, to vote for the election of directors of the Parent.
                           (c) More than half of the persons who were  directors
                  of the Parent on the first day of any period consisting of Twelve (12) consecutive calendar months (the first of which Twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease, for any reason other than death or disability, to be directors of the Parent and are not replaced by Directors approved by vote of not less than two thirds of the Directors who are then in office and who either were Directors on the date on which this Agreement was executed or whose election to the Parent's Board was likewise so approved.

         "Chattel Paper":  Has the meaning given that term in the UCC.

         "Collateral":     The totality of (a) the assets and property described
                  in Section 8:8-1; (b) the Real Estate Collateral; and (c) any other property in which the Agent may in the future be granted a Collateral interest.

         "Collateral Interest":     Any interest in property to secure an
                  obligation, including, without limitation, a security interest, mortgage, and deed of trust.

         "Collateral Interest Restrictions":Any restriction to the creation of a Collateral Interest to the extent that such restriction is not made ineffective by UCC9'99 Sections 9-401, 9-407, 9-408, or 9-409.

         "Consent": Actual consent given by the Revolving Credit Lender from whom such consent is sought; or the passage of Seven (7) Business Days from receipt of written notice to a Revolving Credit Lender from the Agent of a proposed course of action to be followed by the Agent without such Revolving Credit Lender's giving the Agent written notice of that Revolving Credit Lender's objection to such course of action, provided that the Agent may rely on such passage of time as consent by a Revolving Credit Lender only if such written notice states that consent will be deemed effective if no objection is received within such time period.

         "Consolidated": When used to modify a financial term, test, statement, or report, refers to the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of the Borrowers.

         "Cost":  The lower of (a) or (b), where:
                           (a) is the calculated  cost of purchases,  based upon
                  the Borrowers' accounting practices, known to the Agent, which practices are in effect on the date on which this Agreement was executed as such calculated cost is determined from: invoices received by the Borrowers; the Borrowers' purchase journal; or the Borrowers' stock ledger.
                           (b) is the cost  equivalent of the lowest ticketed or
                  promoted price at which the subject Inventory is offered to the public, after all mark-downs (whether or not such price is then reflected on the Borrowers' accounting system), which cost equivalent is determined in accordance with the retail method of accounting, reflecting the Borrowers' historic business practices.
                           ("Cost"  does not  include  inventory  capitalization
                  costs or other non-purchase price charges (such as freight) used in the Borrowers' calculation of cost of goods sold).

         "Costs of Collection":    Includes,  without limitation, all attorneys'
                  reasonable fees and reasonable out-of-pocket expenses incurred by the Agent's attorneys, and all reasonable out-of-pocket costs incurred by the Agent in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Agent, where such costs and expenses are directly or indirectly related to or in respect of the
                  Agent's: administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Agent's Rights and Remedies and/or any of the rights and remedies of the Agent against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). "Costs of Collection" also includes the reasonable fees and expenses of Lenders' Special Counsel. The Costs of Collection are Liabilities, and at the Agent's option may bear interest at the then effective Base Margin Rate.

         "Credit Card Advance Rate":       85%

         "Customer Credit Liability":      Gift certificates, customer deposits,
                  merchandise credits, layaway obligations, frequent shopping programs, and similar liabilities of any Borrower to its retail customers and prospective customers.

         "DDA": Any checking or other demand daily depository account maintained by any Borrower.

         "Delinquent Revolving Credit Lender":    Defined in Section 12:12-3(c).

         "Deposit Account":         Has the meaning given that term in the UCC.

         "Documents":      Has the meaning given that term in the UCC.

         "Documents of Title":      Has the meaning given that term in the UCC.

         "Eligible Assignee": A bank, insurance company, or company engaged in the business of making commercial loans having a combined capital and surplus in excess of $300 Million or any Affiliate of any Revolving Credit Lender, or any Person to whom a Revolving Credit Lender assigns its rights and obligations under this Agreement as part of a programmed assignment and transfer of such Revolving Credit Lender's rights in and to a material portion of such Revolving Credit Lender's portfolio of asset based credit facilities.

         "Eligible Credit Card Receivables": Under 7 business day accounts due on a non-recourse basis from major credit card processors (which, if due on account of a private label credit card program, are deemed in the discretion of the Agent to be eligible).

         "Eligible Inventory":      The following:
                            (a) Such of a Borrower's Inventory (without duplication of Eligible L/C Inventory ), as to which the Agent has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances, but exclusive of those Permitted Encumbrances listed in subparagraphs (l) and (n) of the definition of Permitted Encumbrances. "Eligible Inventory" does not include: any non-merchandise inventory (such as labels, bags, and packaging materials); damaged goods; return to vendor merchandise; packaways; consigned inventory; and other similar categories of Goods.
                           (b)      Eligible L/C Inventory.

         "EligibleL/C  Inventory":  Inventory  (without  duplication of Eligible
                  Inventory), the purchase of which is supported by a documentary L/C then having an initial expiry of Sixty (60) or less days (as determined either empirically or through a commercially reasonable estimation process), provided that the Agent has received a customs brokers agreement in form reasonably satisfactory to the Agent.

         "EligibleReal Estate": Such of the Lead Borrower's real estate, designated from time to time by the Lead Borrower as Eligible Real Estate, as to which the Real Estate Parameters are satisfied.

         "Employee Benefit Plan":   As defined in ERISA.

         "Encumbrance":    Each of the following:
                           (a) A  Collateral  Interest or agreement to create or
                  grant a Collateral Interest; the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.
                           (b) The filing of any financing  statement  under the
                  UCC or comparable law of any jurisdiction, which filing has been authorized by a Borrower.

         "End Date": The date upon which both (a) all Liabilities have been paid in full and (b) all obligations of any Revolving Credit Lender to make loans and advances and to provide other financial accommodations to the Borrowers hereunder shall have been irrevocably terminated.

         "Environmental Laws":      All of the following:
                           (a) Applicable Law which  regulates or relates to, or
                  imposes any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.
                           (b) The common law  relating  to damage to Persons or
                  property from Hazardous Materials.

         "Equipment": Includes,  without  limitation,  "equipment" as defined in the  UCC,  and  also  all  furniture,  store  fixtures,  motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Borrower's business, and any and all accessions or additions thereto, and substitutions therefor.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate": Any Person which is under common control with a Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes any Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

         "Eurodollar Business Day": Any day which is both a Business Day and a day on which the principal market in Eurodollars in which Fleet National Bank participates is open for dealings in United States Dollar deposits.

         "Eurodollar Loan":         Any Revolving Credit Loan which bears
                  interest at a Eurodollar Rate.

         "Eurodollar Margin":       The then applicable Eurodollar Margin as
                  determined from the Pricing Grid.

         "Eurodollar Offer Rate":  That rate of interest  (rounded  upwards,  if necessary, to the next 1/100 of 1%) determined by the Agent to be the highest prevailing rate per annum at which deposits on U.S. Dollars are offered to Fleet National Bank, by first-class banks in the Eurodollar market in which Fleet National Bank participates at or about 10:00AM (Boston Time) Two (2) Eurodollar Business Days before the first day of the Interest Period for the subject Eurodollar Loan, for a deposit approximately in the amount of the subject loan for a period of time approximately equal to such Interest Period.

         "Eurodollar Rate":  That per annum rate (calculated  based on a 360 day year and actual days elapsed) which is the aggregate of the Eurodollar Offer Rate plus the Eurodollar Margin except that, in the event that it is determined by the Agent that any Revolving Credit Lender may be subject to the Reserve Percentage, the "Eurodollar Rate" shall mean, as to such Revolving Credit Lender, with respect to any Eurodollar Loans then outstanding (from the date on which that Reserve Percentage first became applicable to such loans), and with respect to all Eurodollar Loans thereafter made, an interest rate per annum equal the sum of (a) plus (b), where:
                           (a) is the decimal equivalent of the following
                               fraction:
                                               Eurodollar Offer Rate
                                           ----------------------------
                                            1 minus Reserve Percentage

                           (b) is the applicable Eurodollar Margin.

         "Events of Default":       Is defined in Article 10:.

         "Excess Availability":     The result of Availability minus: all then
                  held checks (if any); accounts payable which are beyond credit terms then accorded the Borrowers; overdrafts; any then unpaid charges to the Loan Account.

         "Exempt DDA": A depository account maintained by any Borrower, the only contents of which may be transfers from the Operating Account and actually used solely (i) for petty cash purposes; or (ii) for payroll.

         "Farm Products":  Has the meaning given that term in the UCC.

         "Fee Letter":     That letter dated on or about December 1, 2000 and
                  styled "Fee Letter" between the Lead Borrower and the Agent, as such letter may from time to time be amended.

         "Fiscal":When followed by "month" or "quarter", the relevant fiscal period based on the Borrowers' fiscal year and accounting conventions. When followed by reference to a specific year, the fiscal year which ends in a month of the year to which reference is being made (e.g. if the Borrowers' fiscal year ends in January 2001 reference to that year would be to the Borrowers' "Fiscal 2001").

         "Fixtures":       Has the meaning given that term in the UCC.

         "GAAP": Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Agent, (a) the Borrowers' compliance with the financial performance covenants imposed pursuant to Section 5:5-11 shall be determined as if such Material Accounting Change had not taken place and (b) the Lead Borrower shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Lead Borrower's chief financial officer, on which the effect of such Material Accounting Change on that statement shall be described.

         "General Intangibles":    Includes,   without   limitation,    "general
                  intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to any Borrower; credit memoranda in favor of any Borrower; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Borrower to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of any Borrower in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by any Borrower or credit extended or services performed, by any Borrower, whether intended for an individual customer or the general business of any Borrower, or used or useful in connection with research by any Borrower.

         "Goods": Has the meaning  given that term in the UCC, and also includes all things movable when a security interest therein attaches and also all computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such manner that it customarily is considered part of the goods or (ii) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods.

         "Hazardous Materials":     Any (a) substance which is defined or
                  regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

         "House2Home Conversion": The conversion of the Borrowers' principal line of business from that it which it had been engaged at the execution of the 1999 Loan Agreement to the "House2Home - The Incredible Decorating Store" concept as outlined in the Business Plan.

         "Indebtedness":   All indebtedness and obligations of or assumed by any
                  Person on account of or in respect to any of the following:
                           (a) In  respect  of  money  borrowed  (including  any
                  indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.
                           (b) In  connection  with  any  letter  of  credit  or
                  acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).
                           (c) In  connection  with  the  sale  or  discount  of
                  accounts receivable or chattel paper of such Person.
                           (d) On account of deposits or advances  which  create
                  an obligation, on the part of a Borrower, to repay or credit such deposit or advance.
                           (e) As lessee under Capital Leases.
                           (f)  In  connection   with  any  sale  and  leaseback
                  transaction which results in a Capital Lease on which any Borrower is obligated.
                                    "Indebtedness" also includes:
                                            (x)  Indebtedness  of others secured
                                    by an  Encumbrance  on  any  asset  of  such
                                    Person,  whether or not such Indebtedness is
                                    assumed by such Person.
                                            (y)   Any   guaranty,   endorsement,
                                    suretyship or other undertaking  pursuant to
                                    which  that  Person may be liable on account
                                    of any obligation of any third party.
                                            (z)    The    Indebtedness    of   a
                                    partnership or joint venture for which such Person is liable as a general partner or joint venturer.

         "InDefault":  Any  occurrence,  circumstance,  or state  of facts  with respect to a Borrower which (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

         "Indemnified Person":      Is defined in Section 19:19-13.

         "Instruments":    Has the meaning given that term in the UCC.

         "Interest Payment Date":   With reference to:
                           Each  Eurodollar  Loan:  The last day of the Interest
                  Period relating thereto (and the last day of month three for any such loan which has a six month Interest Period); the Termination Date; and the End Date.
                           Each Base Margin Loan: The first day of each month;
                  the Termination Date; and the End Date.

         "Interest Period":         The following:
                           (a) With respect to each Eurodollar Loan:  Subject to
                  Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Eurodollar Loan and ending one, two, three, or six months thereafter, as the Lead Borrower may elect by notice (pursuant to Section 2:2-7) to the Agent
                           (b) With respect to each Base Margin Loan: Subject to
                  Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Margin Loan and ending on that date (i) as of which the subject Base Margin Loan is converted to a Eurodollar Loan, as the Lead Borrower may elect by notice (pursuant to Section 2:2-7) to the Agent, or (ii) on which the subject Base Margin Loan is paid by the Borrowers.
                           (c)      The  setting of  Interest  Periods is in all
                                    instances subject to the following:
                                    (i)       Any Interest Period for a Base
                           Margin Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.
                                    (ii) Any  Interest  Period for a  Eurodollar
                           Loan which would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day, unless that succeeding Eurodollar Business Day is in the next calendar month, in which event such Interest Period shall end on the last Eurodollar Business Day of the month during which the Interest Period ends.
                                    (iii) Subject to Subsection (iv), below, any
                           Interest Period applicable to a Eurodollar Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Eurodollar Business Day of the month during which that Interest Period ends.
                                    (iv)  Any   Interest   Period   which  would
                           otherwise end after the Termination Date shall end on the Termination Date.
                                    (v) The number of Interest Periods in effect
                           at any one time is subject to Section 2:2-13(d) hereof.

         "Inventory": Includes, without limitation, "inventory" as defined in the UCC and also all: (a) Goods which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed and rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed or associated thereto; and (f) Documents and Documents of Title which represent any of the foregoing.

         "Inventory Advance Rate":  70%.

         "Inventory  Appraisal":   An  appraisal  of  the  Borrowers'  Inventory
                  undertaken at the request of the Agent, by a Nationally Recognized Inventory Appraiser acceptable to the Agent, using a methodology comparable to that employed by Gordon Brothers in the preparation of its appraisal of the Borrowers' Inventory dated on or about October 25, 2000.

         "Inventory Reserves":     Such Reserves as may be established from
                  time to time by the Agent in the Agent's discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory.

         "Investment Property":     Has the meaning given that term in the UCC.

         "Issuer":         The issuer of any L/C.

         "L/C": Any letter of credit, the issuance of which is procured by the Agent for the account of any Borrower and any acceptance made on account of such letter of credit.

         "L/C Landing Costs": To the extent not included in the Stated Amount of an L/C, customs, duty, freight, and other out-of-pocket costs and expenses which will be expended to "land" the Inventory, the purchase of which is supported by such L/C.

         "Lead Borrower":  Is referred to in the Preamble.

         "Lease": Any lease or other agreement, no matter how styled or structured, pursuant to which a Borrower is entitled to the use or occupancy of any space.

         "Lenders'Special Counsel":  A single counsel,  selected by the Majority
                  Lenders following the occurrence of an Event of Default, to represent the interests of the Revolving Credit Lenders in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as in connection with any
                  "workout", forbearance, or restructuring of the credit facility contemplated hereby.

         "Letter-of-Credit Right": Has the meaning given that term in UCC 9'99 and also refers to any right to payment or performance under an L/C, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

         "Liabilities":    Includes, without limitation, the following:
                  (a) All and each of the following, whether now existing or hereafter arising under this Agreement or under any of the other Loan
         Documents:
                           (i) Any  and all  direct  and  indirect  liabilities,
                  debts, and obligations of each Borrower to the Agent or any Revolving Credit Lender, each of every kind, nature, and description.
                           (ii) Each  obligation  to repay  any  loan,  advance,
                  indebtedness, note, obligation, overdraft, or amount now or hereafter owing by any Borrower to the Agent or any Revolving Credit Lender (including all future advances whether or not made pursuant to a commitment by the Agent or any Revolving Credit Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Agent or any Revolving Credit Lender may hold against any Borrower.
                           (iii)  All  notes  and  other   obligations  of  each
                  Borrower now or hereafter assigned to or held by the Agent or any Revolving Credit Lender, each of every kind, nature, and description.
                           (iv)  All  interest,  fees,  and  charges  and  other
                  amounts which may be charged by the Agent or any Revolving Credit Lender to any Borrower and/or which may be due from any Borrower to the Agent or any Revolving Credit Lender from time to time, including, without limitation, any interest accruing after the filing of a petition by or against any Borrower under the Bankruptcy Code, regardless of whether such interest is an allowed claim under the Bankruptcy Code).
                           (v) All costs and  expenses  incurred  or paid by the
                  Agent or any Revolving Credit Lender in respect of any agreement between any Borrower and the Agent or any Revolving Credit Lender or instrument furnished by any Borrower to the Agent or any Revolving Credit Lender (including, without limitation, Costs of Collection, attorneys' reasonable fees, and all court and litigation costs and expenses).
                           (vi) Any and all  covenants  of each  Borrower  to or
                  with the Agent or any Revolving Credit Lender and any and all obligations of each Borrower to act or to refrain from acting in accordance with any agreement between that Borrower and the Agent or any Revolving Credit Lender or instrument furnished by that Borrower to the Agent or any Revolving Credit Lender.
                           (vii) Each of the  foregoing as if each  reference to
                  the " the Agent or any Revolving Credit Lender" were to each Affiliate of the Agent.
                  (b) Any and all direct or indirect liabilities, debts, and obligations of each Borrower to the Agent or any Affiliate of the Agent, each of every kind, nature, and description owing on account of any service or accommodation provided to, or for the account of any Borrower pursuant to this or any other Loan Document, including cash management services and the issuances of L/C's.

         "Liquidation": The exercise, by the Agent, of those rights accorded to the Agent under the Loan Documents as a creditor of the Borrowers following and on account of the occurrence of an Event of Default looking towards the realization on the Collateral. Derivations of the word "Liquidation" (such as "Liquidate") are used with like meaning in this Agreement.

         "Loan Account":   Is defined in Section 2:2-10.

         "Loan Commitment":        With respect to each Revolving Credit Lender,
                  that respective Revolving Credit Lender's Revolving Credit Dollar Commitment.

         "Loan Documents": This Agreement, each instrument and document executed and/or delivered pursuant to the 1999 Loan Agreement or as contemplated by Article 3:, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby.

         "Lock Box Bank": That bank to which the Borrowers concentrate proceeds of the Borrowers' sales, which, at the execution of this Agreement, is Wells Fargo Bank, N.A.

         "Majority Lenders":     Revolving Credit Lenders (other than Delinquent
                  Revolving Credit Lenders) holding 51% or more of the Loan Commitments (other than any Loan Commitments held by Delinquent Revolving Credit Lenders).

         "Material Accounting  Change":   Any  change  in  GAAP   applicable  to
                  accounting periods subsequent to the Borrowers' fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrowers' Consolidated financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrowers, when compared with such condition or results as if such change had not taken place or where preparation of the Borrowers' statements and reports in compliance with such change results in the breach of a financial performance covenant imposed pursuant to Section 5:5-11 where such a breach would not have occurred if such change had not taken place or visa versa.

         "Material Adverse Change":  Subject to the  proviso at the foot of this
                  Definition, any event, fact, circumstance, change in, or effect on, the business of, any Borrower which, individually or in the aggregate or on a cumulative basis with any other circumstances, changes in, or effects on, the Borrowers or the Collateral taken as a whole:
                           (a) Is, or would reasonably be expected to be, materially adverse to the business, operations, assets or liabilities (including, without limitation, contingent liabilities), results of operations or the financial condition of the Borrowers, when taken as a whole; or
                           (b) Would reasonably be expected to materially adversely affect the ability of the Borrowers taken as a whole to operate or conduct business in all material respects in the manner in which they are currently operated or conducted by the Borrowers taken as a whole (after giving effect to the House2Home Conversion as reflected in the Business Plan) or to perform their obligations under the Loan Documents; or
                           (c) Would  reasonably  be expected to have a material
                  adverse effect or result in a material adverse change in the value, enforceability, collectibility or the nature of the Collateral. Provided, however, no adverse effect of the House2Home Conversion which is reflected in the Business Plan (but not otherwise) shall be considered in the determination of whether a "Material Adverse Change" has taken place.

         "Material Adverse Effect":     A result, consequence, or outcome with
                  respect to the Borrowers which constitutes a Material Adverse Change.

                  "Maturity Date":   November 30, 2004.

         "Minimum Projected   Excess   Availability":    Twenty   Five   Million
                  Dollars($25 Million) less than Excess Availability for the relevant period, as reflected on the Agent's December 1, 2000 Availability Schedule.

         "Nationally Recognized Inventory Appraiser:" An inventory appraiser which engages in a national practice of the appraisal of retail inventory.

         "New Store": A Store which, on February 1, 2001, was not operated by any Borrower under either the HomeBase or the House2Home concept and was not then dark on account of its undergoing conversion from the HomeBase to the House2Home concept.

         "Nominee":      A business entity (such as a corporation or limited
                  partnership) formed by the Agent to own or manage any Post Foreclosure Asset.

         "Operating Account":       Is defined in Section 7:7-2.

         "OverLoan": A loan, advance, or providing of credit support (such as the issuance of any L/C) to the extent that, immediately after its having been made, Availability is less than zero.

         "Parent":         HomeBase, Inc.

         "Participant":    Is defined in Section 19:19-16, hereof.

         "Payment Intangible":     Has the meaning given that term in UCC 9'99
                  and also refers to any general intangible under which the Account Debtor's primary obligation is a monetary obligation.

         "Permitted Affiliate Transactions":Each of the following:
                           (a) The sale of goods and services for a price and on terms which are
                                    (i)     competitive and fully deductible as
                  an "ordinary and necessary
                  business expense" and/or fully depreciable under the Internal Revenue Code of 1986 and the Treasury Regulations, each as amended; and
                                    (ii)  no  less  favorable  to  that  selling
                  Borrower than those which would have been charged and imposed in an arms length transaction.
                           (b) A transaction  in which there is no  Consolidated
                  gain or loss to any party to such transaction.

         "Permitted Encumbrances":  The following:
                  (a)      Encumbrances in favor of the Agent.
                  (b) Those Encumbrances (if any) listed on Exhibit 4:4-6 annexed to the 1999 Loan Agreement and which, for ease of reference, is annexed hereto as EXHIBIT 4:4-7.
                  (c)  Liens  securing  the  payment  of taxes,  either  not yet overdue or the  validity of which are being  contested  as permitted by
         Section 4:4-15(b) of this Agreement.
                  (d) Non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of a Borrowers' business to the extent: such liens secure obligations which are not overdue or such liens secure obligations relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or are being contested in good faith by appropriate proceedings diligently pursued and available to a Borrower, in each instance prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on the Borrowers' books.
                  (e) Encumbrances on properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which a Borrower is a party, and other minor liens or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of that Borrower.
                  (f) Deposits under workmen's compensation, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds arising in the ordinary course of business.
                  (g) Landlord's liens by operation of law where waivers have not been obtained.
                  (h) Purchase money security interests (as defined in the UCC) in Equipment permitted by Section 4:4-7(c).
                  (i)      Interests of lessors under Capital Leases.
                  (j) Liens arising on account of the transfer of an interest in Accounts or notes receivable, which transfer qualifies as a sale under GAAP.
                  (k) Liens consisting of security  deposits made by a Borrower.
                  (l) Liens granted by one Borrower to another Borrower.
                  (m) Encumbrances on Inventory which, when aggregated with the Cost of Inventory consigned to any Borrower, do not exceed four percent (4%) of the Cost of all of the Borrowers' Inventory at any time.
                  (n) Liens not otherwise described in this Definition, which secure up to $5 Million in the aggregate at any one time outstanding.
                  (o) Liens arising out of Permitted Real Estate Transactions. The inclusion of any of the foregoing as a "Permitted Encumbrance" shall not affect its relative priority vis a vis any Collateral Interest created by a Borrower in favor of the Agent.

         "Permitted Indebtedness":  The following:
                           (a)      Indebtedness under this Agreement.
                           (b) Indebtedness described on EXHIBIT 4:4-8, annexed hereto.
                           (c) Indebtedness on account of a Permitted Real Estate Transaction.
                           (d) Indebtedness secured solely by a Permitted Encumbrance.
                           (e) Indebtedness on account of the termination of the Borrower's private label credit card program to take effect on or about July 15, 2001, provided that the discount in connection with such termination does not exceed five percent (5%) of the aggregate balance then owed by cardholders in that program.
                           (f) Contingent obligations on account of endorsements
                  of  instruments  for  deposit or  collection  in the  ordinary course.
                           (g) Contingent obligations consisting of unsecured guaranties, and other arrangements which have the functional effect of a guaranty, of another Borrower or of any Subsidiary of any Borrower.
                           (h)      Permitted SubDebt.
                           (i)      Indebtedness to any Affiliate.
                           (j)      Capitalized Lease obligations, not to exceed
                  $30 Million outstanding at any            one time.

         "Permitted  Investments":  Each of the  following,  provided that it is held by the Parent; is subject to the prior perfected security interest of the Agent; and is denominated in United States
                  Dollars:
                           (a)      Short-term obligations of, or fully
                  guaranteed by, the United States of America; or its agencies.
                           (b) Commercial  paper rated A-2 or better by Standard
                  and Poor's Corporation or P-2 or better by Moody's Investors Service, Inc. and securities commonly known as "short-term bank notes" issued by any Revolving Credit Lender denominated in United States dollars which at the time of purchase have been rated and the ratings for which are not less than P-2 if rated by Moody's Investors Services, Inc., and not less than A-2 if rated by Standard and Poor's Corporation.
                           (c)  Demand  deposit   accounts   maintained  in  the
                  ordinary  course of  business.
                           (d)  Certificates  of deposit  issued by and time
                  deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.
                           (e)      Municipal securities rated "A" or better as
                  rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. and municipal securities mutual funds which have a weighted average life of less than two (2) years.
                           (f) Corporate debt securities  rated "A" or better as
                  rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. which mature within two (2) years from the date the Investment is made by the Borrower or any of its Subsidiaries.
                           (g) Asset or mortgage backed  securities rated "A" or
                  better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. with an average life less than two (2) years; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000.
                           (h) Auction  rate  securities  rated "A" or better as
                  rated by Standard and Poor's Corporation or Moody's Investors Service, Inc.; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000.
                           (i)  Repurchase  agreements  relating  to a  security
                  which is rated "A" or better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. that mature within two (2) years from the date the Investment is made by the Borrower or any of its Subsidiaries; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000.
                           (j)  Municipal  securities  rated  "SP2" or better by
                  Standard and Poor's Corporation or "MIG2" or better by Moody's Investors Service, Inc. with an average life of less than two
                  (2) years; provided, that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000.
                           (k) Money market  mutual funds  regulated by SEC rule
                  2a-7 (17 CFR  270.2a-7)  under the  Investment  Company Act of
                  1940.
                           (l) Insurance company guaranteed investment contracts
                  or funding agreements with insurers rated A-2 or better by Standard and Poor's Corporation.
                           (m) Bond mutual funds  investing in securities  rated
                  "A" or better by Standard and Poor's Corporation which have a weighted average life of two (2) years or less.

         "Permitted Merger": A merger or consolidation of one Borrower into another, not less than thirty (30) days prior written notice of which (with reasonable particularity as to the facts and circumstances thereof) has been provided to the Agent.

         "Permitted Real  Estate  Transaction":  The  sale,  mortgaging  (or its functional equivalent), or sale and leaseback of any real estate owned by a Borrower, where both of the following conditions are satisfied: (a) on the date on which the relevant Borrower becomes contractually obligated to consummate the subject transaction, no Borrower is in Default and no Borrower will become InDefault as a result of such transaction and (b) on the date on which the subject transaction is consummated, (i) such real estate is not then designated by the Lead Borrower as Eligible Real Estate and
                  (ii) no OverLoan will result on account of the consummation of such transaction.

         "Permitted Repurchase"     Either of the following ((a) or (b)) which
                  occurs after May 31, 2002:
                           (a) A purchase or repurchase, by the Parent of its capital stock as follows:
                                    (i) With proceeds received from the issuance
                           of new shares of the Parent's capital stock.
                                    (ii)  Pursuant  to a program  adopted by the
                           Parent's Directors to repurchase stock options issued by the Parent.
                           (b) A purchase or repurchase,  by the Parent, of any
                  of its capital stock and a purchase, repurchase, retirement, or repayment of principal, of any of the 1997 Subordinated Notes, provided that the Excess Availability, immediately after such purchase or repurchase, is not less than Threshold Excess Availability.

         "Permitted Subsidiary":  A wholly owned subsidiary of the Parent (other than a "Borrower" at the execution of this Agreement) where either (a) or (b) of this Definition is satisfied:
                           (a) The assets of such  subsidiary,  when  aggregated
                  with all other subsidiaries other than those governed by (b) of this Definition, are less than $1,000,000.00.
                           (b) Such  subsidiary  has  become a  "Borrower"  or a
                  guarantor of the Liabilities and has granted to the Agent, for the ratable benefit of the Revolving Credit Lenders perfected first-priority Collateral Interests in all of its assets (subject only to any applicable Collateral Interest Restrictions and Permitted Encumbrances) to secure its obligations so undertaken, all by its execution and delivery to the Agent of such documentation as is reasonably satisfactory to the Agent.

         "Permitted Sub Debt":       The following Indebtedness:
                           (a)      Indebtedness evidenced by the 1997
                  Subordinated Notes.
                           (b) Indebtedness subordinated to the Liabilities pursuant to written agreement satisfactory to the Agent.

         "Person":    Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

         "Post Foreclosure Asset": All or any part of the Collateral, ownership of which is acquired by the Agent or a Nominee on account of the "bidding in" at a disposition as part of a Liquidation or by reason of a "deed in lieu" type of transaction.

         "Pricing Grid":   Set out in EXHIBIT 2:2-13.

         "Proceeds":       Includes, without limitation, "Proceeds" as defined
                  in the UCC and each type of property described in Section 8:8-1 hereof.

         "Protective OverAdvances":  Revolving Credit Loans which are OverLoans, but as to which each of the following conditions is satisfied:
                  (a) the Revolving Credit Ceiling is not exceeded; and (b) when aggregated with all other Protective OverAdvances, such Revolving Credit Loans do not aggregate more than 10% of the aggregate of the Borrowing Base; and (c) such Revolving Credit Loans are made or undertaken in the Agent's discretion to protect and preserve the interests of the Revolving Credit Lenders.

         "Real Estate Advance Rate":        50%.

         "Real Estate  Appraised  Value":     The forced  liquidation  appraised
                  value of Eligible Real Estate, as determined by a real estate appraiser reasonably satisfactory to the Agent and using a methodology which is reasonably satisfactory to the Agent, the then aggregate of which value shall be reduced on the first day of each month, beginning with the twenty fourth month after the Restatement Date, by one-sixtieth of the aggregate as of the first day of such twenty fourth month, except that the value of any Eligible Real Estate which is acquired after the first day of the twenty fourth month after the Restatement Date, shall be reduced by one-sixtieth of such forced liquidation appraised value commencing on the first day of the second month after the month during which such Eligible Real Estate had been acquired.

         "Real Estate Collateral":  All real  estate and  interests  in real estate (other than solely as lessee, sublessor, sublessee, or holder of any option to purchase under any lease) in which any Borrower has an interest.
         "Real Estate Parameters":  (a)     The subject real estate is owned by
                  (but not leased to) the Lead Borrower (or a Subsidiary of the Lead Borrower) in fee simple title.
                           (b) Such parcel of Real Estate has been  appraised by
                  a third party appraiser acceptable to the Agent and title insurance, environmental studies, and other real estate requirements, as reasonably determined by the Agent, have been satisfied, including, but not limited to, those items which would be required if the Agent were subject to compliance with the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (commonly referred to as "FIRREA").
                           (c) A mortgage (or its functional equivalent) in form
                  reasonably satisfactory to the Agent has been filed with respect to such real estate and the Agent's mortgage and security interests in such parcel of real estate have been perfected such that Agent has a perfected first-priority lien in such real estate, subject only to Permitted Encumbrances, but exclusive of those Permitted Encumbrances listed in subparagraphs (l), (n), and (o) of the definition of Permitted Encumbrances.
                           (d) The Lead Borrower (or the  Subsidiary  which owns
                  the subject real estate) is in compliance with the representations, warranties and covenants set forth in the mortgage or its functional equivalent relating to such parcel of real estate.

         "Receipts":       All cash, cash equivalents, money, checks, credit
                  card slips, receipts and other Proceeds from any sale of the Collateral.

         "Receivables Collateral": That portion of the Collateral which consists of Accounts, Accounts Receivable, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Investment Property, Payment Intangibles, Letter-of -Credit Rights, bankers' acceptances, and all other rights to payment.

         "Register":       Is defined in Section 16:16-2(c).

         "Requirements of Law":     As to any Person:
                           (a)      Applicable Law.
                           (b)      That Person's organizational documents.
                           (c) That Person's  by-laws  and/or other  instruments
                  which  deal  with   corporate   or  similar   governance,   as
                  applicable.

         "Reserve Percentage": The decimal equivalent of that rate applicable to a Revolving Credit Lender under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of that Revolving Credit Lender with respect to "Eurocurrency liabilities" as defined in such regulations. The Reserve Percentage applicable to a particular Eurodollar Loan shall be based upon that in effect during the subject Interest Period, with changes in the Reserve Percentage which take effect during such Interest Period to take effect (and to consequently change any interest rate determined with reference to the Reserve Percentage) if and when such change is applicable to such loans.

         "Reserves": The following: Availability Reserves and Inventory Reserves

         "Restatement Date":        The date of this Agreement.

         "Revolving Credit":        Is defined in Section 2:2-1.

         "Revolving Credit Ceiling":        $250,000,000.00 .

         "Revolving Credit Commitment Fee": Is defined in Section 2:2-14.

         "Revolving Credit Dollar Commitment":       As set forth on EXHIBIT
                  2:2-25, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).

         "Revolving Credit Early Termination Fee": Is defined in Section 2:2-17.

         "Revolving Credit Lenders":       Each Revolving Credit Lender to which
                  reference is made in the Preamble of this Agreement and any other Person who becomes a "Revolving Credit Lender" in accordance with the provisions of this Agreement.

         "Revolving Credit Loans": Loans made under the Revolving Credit, except that where the term "Revolving Credit Loan" is used with reference to available interest rates applicable to the loans under the Revolving Credit, it refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period. (See Section 2:2-13(c)).

         "Revolving Credit Note":   Is defined in Section 2:2-11.

         "Revolving Credit Obligations":    The aggregate of the Borrowers'
                  liabilities, obligations, and indebtedness of any character on account of or in respect to the Revolving Credit.

         "Revolving Credit Percentage Commitment":   As set forth on EXHIBIT
                  2:2-25, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).

         "SEC":   The Securities and Exchange Commission.

         "Senior Officer": President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and any other Person or officer reasonably so designated by the Agent, written notice of which designation is provided by the Agent to the Lead Borrower.

         "Stated Amount":  The maximum amount for which an L/C may be honored.

         "Store": A place at which a Borrower offers its Inventory for sale to the public.

         "Subsidiary": Any Person (a) 50% of whose stock or other divisible ownership interests having ordinary voting power, are owned or controlled, directly or indirectly by another Person or (b) of which another Person is the general partner or managing partner or the like.

         "SuperMajority   Lenders":   Revolving   Credit   Lenders  (other  than
                  Delinquent Revolving Credit Lenders) holding 66-2/3% or more of the Loan Commitments (other than Loan Commitments held by a Delinquent Revolving Credit Lender).

         "Supporting Obligation": Has the meaning given that term in UCC 9'99 and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

         "SwingLine": The facility pursuant to which the SwingLine Lender may advance Revolving Credit Loans aggregating up to the SwingLine Loan Ceiling.

         "SwingLine Lender":        Fleet Retail Finance Inc.

         "SwingLine Loan Ceiling": $25,000,000.00 (subject to increase as provided in Section 15:15-4).

         "SwingLine Loans":         Defined in Section 2:2-9.

         "Termination Date": The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10:10-12, below; or (c) the Agent's notice to the Lead Borrower setting the Termination Date on account of the occurrence of any Event of Default other than as described in Section 10:10-12, below; or
                  (d) that date, sixty (60) days irrevocable written notice of which is provided by the Lead Borrower to the Agent.

         "Threshold Excess Availability": Forty Million Dollars ($40,000,000.00)

         "Transfer":  Wire  transfer   pursuant  to  the  wire  transfer  system
                  maintained by the Board of Governors of the Federal Reserve Board, or as otherwise may be agreed to from time to time by the Agent making such Transfer and the subject Revolving Credit Lender. Wire instructions may be changed in the same manner that Notice Addresses may be changed (Section 17:17-1), except that no change of the wire instructions for Transfers to any Revolving Credit Lender shall be effective without the consent of the Agent.


         "UCC": The Uniform Commercial Code as in effect from time to time in Massachusetts.

         "UCC9'99": The Uniform Commercial Code, Article 9, 1999 Official Text, except that following the effectiveness, in Massachusetts, of the revision of Article 9 of the Uniform Commercial Code contemplated by UCC9'99 (with such nonuniform variations as may be adopted as part of the enactment of that revision), each reference to "UCC9'99" shall be to the UCC.

         "Unanimous Consent":    Consent of Revolving Credit Lenders (other than
                  Delinquent Revolving Credit Lenders) holding 100% of the Loan Commitments (other than Loan Commitments held by a Delinquent Revolving Credit Lender).

         "Unused Line Fee":         Is defined in Section 2:2-16.

         "Usage": The aggregate, on the day on which Usage is being determined, of (a) the then principal balance of the Loan Account plus
                  (ii) the then Stated Amount of all L/C's.

         "Usage Percentage ": The decimal equivalent of a fraction, determined with respect to a fiscal month, in which (a) the numerator is the aggregate of (i) the average unpaid principal balance of the Loan Account plus (ii) the average Stated Amount of all L/C's and Acceptances, and (b) the denominator is $250,000,000.00.

Article 2: - THE REVOLVING CREDIT:

         21 -ESTABLISHMENT OF  REVOLVING CREDIT
                  (a) The Revolving Credit Lenders hereby establish a revolving line of credit (the "Revolving Credit") in the Borrowers' favor pursuant to which each Revolving Credit Lender, subject to, and in accordance with, this Agreement, acting through the Agent, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrowers as provided herein.
                  (b) Loans, advances, and financial accommodations under the Revolving Credit shall be made with reference to the Borrowing Base and shall be subject to Availability. The Borrowing Base and Availability shall be determined by the Agent by reference to Borrowing Base Certificates furnished as provided in Section 5:5-4, below, and shall be subject to the following:
                           (ii) Such determination shall take into account those Reserves as the Agent may determine as being applicable thereto.
                           (iii) The Cost of  Eligible Inventory  shall be based
                  on the Borrowers' stock ledger inventory.
                  (a) The commitment of each Revolving Credit Lender to provide such loans, advances, and financial accommodations is subject to Section 2:2-25.
                  (b) The proceeds of borrowings  under the Revolving  Credit
shall be used solely for  the  following   purposes:
                           (iv)  To  provide   on-going  working  capital
                  requirements and general corporate requirements of the Borrowers, it being recognized that such working capital and general corporate requirements do not include the use of such proceeds to fund any purchase or repurchase, by the Parent, of any of its capital stock and a purchase, repurchase, retirement, or repayment of principal, of any of the 1997 Subordinated Notes,
                           (v)  For Permitted Repurchases.


          22 -DESIGNATION OF ELIGIBLE REAL ESTATE
                  (a) The Lead Borrower may designate one or more parcels of the Real Estate Collateral as Eligible Real Estate upon written notice to the Agent, provided that the Real Estate Parameters have been satisfied with respect to such parcel on the date on which such designation is made.
                  (b) The Lead Borrower may remove one or more parcels of Real Estate Collateral, from time to time as Eligible Real Estate by written notice to the Agent, provided that:
                           (ii) An OverLoan does not result from such removal.
                           (iii) No Borrower is InDefault  immediately prior
                  to such removal nor after such removal.

          23 -INITIAL RESERVES. CHANGES TO RESERVES.
                  (a) At the execution of the amendment and restatement of this Agreement, the only Reserves are those in effect, immediately prior to such amendment and restatement.
                  (b) The Agent shall provide not less than seven (7) days prior notice to the Lead Borrower of the establishment of any Reserve (other than those established at the execution of this Agreement) except that the following may be undertaken without such prior notice:
                           (ii) a change to the amount of a then existing
                  Reserve (as distinguished from a change by which such Reserve is measured or determined), which change reflects changed circumstances (e.g. the amount of the Reserve for Customer Credit Liability will change based on the aggregate of Customer Credit Liability at any one time); and
                           (iii) the creation of, or a change to an existing Reserve on account of circumstances which the Agent determines as having a Material Adverse Change on the maintenance of loan to collateral values.

          24 -ADVANCES IN EXCESS OF BORROWING BASE (OVERLOANS).
                  (a) No Revolving Credit Lender has any obligation to make any loan or advance, or otherwise to provide any credit to or for the benefit of the Borrowers where the result of such loan, advance, or credit is an OverLoan.
                  (b) The Revolving Credit Lenders' obligations, among themselves, are subject to Section 12:12-3(a) (which relates to each Revolving Credit Lender's making amounts available to the Agent) and to Section 15:15-3(a) (which relates to Protective OverAdvances).
                  (c) The Revolving Credit Lenders' providing of an OverLoan on any one occasion does not affect the obligations of each Borrower hereunder (including each Borrower's obligation to immediately repay any amount which otherwise constitutes an OverLoan) nor obligate the Revolving Credit Lenders to do so on any other occasion.

          25 -RISKS OF VALUE OF COLLATERAL. The Agent's reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Agent or any Revolving Credit Lender relative to the actual value of the asset in question. All risks concerning the value of the Collateral are and remain upon the Borrowers. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Agent in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.

          26 -COMMITMENT TO MAKE REVOLVING CREDIT LOANS AND SUPPORT  LETTERS OF
              CREDIT. Subject to the provisions of this Agreement, the Revolving Credit Lenders shall make a loan or advance under the Revolving Credit and the Agent shall endeavor to have an L/C issued for the account of the Lead Borrower, in each instance if duly and timely requested by the Lead Borrower as provided herein provided that:
                  (a) No OverLoan is then outstanding and none will result therefrom.
                  (b) No Borrower is then InDefault and none will thereby become InDefault.

          27 -REVOLVING CREDIT LOAN REQUESTS.
                  (a) Requests for loans and advances under the Revolving Credit or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan may be requested by the Lead Borrower in such manner as may from time to time be acceptable to the Agent.
                  (b) Subject to the provisions of this Agreement, the Lead Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving notice to the Agent by no later than the following:
                           (ii) If such Revolving Credit Loan is to be or is to be converted to a Base Margin Loan: By 1:30PM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted. Base Margin Loans requested by the Lead Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $500,000.00.
                           (iii) If such Revolving Credit Loan is to be, or is to be continued as, or converted to, a Eurodollar Loan: By 1:00PM Three (3) Eurodollar Business Days before the commencement of any new Interest Period or the end of the then applicable Interest Period. Eurodollar Loans and conversions to Eurodollar Loans shall each be not less than $1,000,000.00 and in increments of $500,000.00 in excess of such minimum.
                           (iv) Any Eurodollar Loan which matures while any Borrower is InDefault shall be converted, at the option of the Agent, to a Base Margin Loan notwithstanding any notice from the Lead Borrower that such Loan is to be continued as a Eurodollar Loan.
                  (a) Any request for a Revolving Credit Loan or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Eurodollar Business Day, as applicable.
                  (b) The Lead Borrower may request that the Agent cause the issuance by the Issuer of L/C's for the account of the Borrowers as provided in
Section  2:2-20.
                  (c) The Agent may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Agent, in good faith, believes to have been made by a Person duly authorized to act on behalf of the Lead Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Agent's being furnished with such documentation concerning that Person's authority to act as may be satisfactory to the Agent.
                  (d) A request by the Lead Borrower for loan or advance, or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by each Borrower that as of the date of such request, each of the following is true and correct:
                           (v) There has been no material adverse change in the Borrowers' financial condition from the most recent financial information furnished Agent or any Revolving Credit Lender pursuant to this Agreement.
                           (vi) Each representation which is made herein or in any of the Loan Documents is then true and complete as of and as if made on the date of such request (other than any representation which is made only as of a specific date), it being understood that any representation which is made by reference to an EXHIBIT hereto shall be deemed a representation as of the date of this Agreement).
                           (vii) No Borrower is InDefault or if a Borrower is InDefault, the facts and circumstances thereof and the steps (if any) being taken to remedy such condition.
                  (a) If, at any time or from time to time,  any Borrower  is
InDefault:
                           (viii) The Agent may suspend the Revolving Credit immediately.
                           (ix) Neither the Agent nor any Revolving Credit Lender shall be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.
                           (x) The Agent may suspend the right of the Lead Borrower to request any Eurodollar Loan or to convert any Base Margin Loan to a Eurodollar Loan.

          28 -MAKING OF REVOLVING CREDIT LOANS.
                  (a) A loan or advance under the Revolving Credit shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Lead Borrower.
                  (b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrowers shall be indebted to the Agent and the Revolving Credit Lenders for the amount thereof immediately) at the following:
                           (ii) The Agent's initiation of the transfer of the proceeds of such loan or advance in accordance with the Lead Borrower's instructions (if such loan or advance is of funds requested by the Lead Borrower).
                           (iii) The charging of the amount of such loan to the Loan Account (in all other circumstances).
                  (a) There shall not be any recourse to or liability of the Agent or any Revolving Credit Lender, on account of any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Agent in accordance with wire instructions provided to the Agent by the Lead Borrower.

          29 -SWINGLINE LOANS.
                  (a) For ease of administration, Base Margin Loans may be made by the SwingLine Lender (in the aggregate, the "SwingLine Loans") in accordance with the procedures set forth in this Agreement for the making of loans and advances under the Revolving Credit. The unpaid principal balance of the SwingLine Loans shall not at any one time be in excess of the SwingLine Loan Ceiling.
                  (b) The aggregate unpaid principal balance of SwingLine Loans shall bear interest at the rate applicable to Base Margin Loans and shall be repayable as a loan under the Revolving Credit.
                  (c) The Borrowers' obligation to repay SwingLine Loans shall be evidenced by a Note in the form of EXHIBIT 2:2-9(c), annexed hereto, executed by the Borrowers, and payable to the SwingLine Lender. Neither the original nor a copy of that Note shall be required, however, to establish or prove any Liability. The Borrowers shall execute a replacement of any SwingLine Note which has been lost, mutilated, or destroyed thereof and deliver such replacement to the SwingLine Lender.
                  (d) For all purposes of this Loan Agreement, the SwingLine Loans and the Borrowers' obligations to the SwingLine Lender constitute Revolving Credit Loans and are secured as "Liabilities".
                  (e) SwingLine Loans may be subject to periodic settlement with the Revolving Credit Lenders as provided in this Agreement, but in any event, no less frequently than weekly.

          210 -THE LOAN ACCOUNT.
                  (a) An account ("Loan Account") shall be opened on the books of the Agent in which a record shall be kept of all loans and advances made under the Revolving Credit.
                  (b) The Agent shall also keep a record (either in the Loan Account or elsewhere, as the Agent may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed to the Agent and each Revolving Credit Lender on account of the Liabilities and of all credits against such amounts so owed.
                  (c) All credits against the Liabilities shall be conditional upon final payment to the Agent for the account of each Revolving Credit Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Agent or any Revolving Credit Lender for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.
                  (d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which any Borrower is obligated hereunder are payable on demand. In the determination of Availability, the Agent may deem fees, service charges, accrued interest, and other payments which will be due and payable between the date of such determination and the first day of the then next succeeding month as having been advanced under the Revolving Credit whether or not such amounts are then due and payable.
                  (e) The Agent, without the request of the Lead Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Agent or any Revolving Credit Lender is entitled from any Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in an OverLoan. Such action on the part of the Agent shall not constitute a waiver of the Agent's rights and each Borrower's obligations under Section 2:2-12(b). Any amount which is added to the principal balance of the Loan Account as provided in this
Section 2:2-10(e) shall bear interest at the interest rate then and thereafter applicable to Base Margin Loans.
                  (f) Any statement rendered by the Agent or any Revolving Credit Lender to the Lead Borrower concerning the Liabilities shall be considered correct and accepted by each Borrower and shall be conclusively binding upon each Borrower unless the Lead Borrower provides the Agent with written objection thereto within sixty (60) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Loan Account and the Agent's books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.


          211 -THE REVOLVING CREDIT NOTES. The Borrowers' obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by Notes (each, a "Revolving Credit Note") in the form of
EXHIBIT 2:2-11, annexed hereto, executed by each Borrower, one payable to each Revolving Credit Lender. Neither the original nor a copy of any Revolving Credit Note shall be required, however, to establish or prove any Liability. In the event that any Revolving Credit Note is ever lost, mutilated, or destroyed, each Borrower shall execute a replacement thereof and deliver such replacement to the Agent for delivery to such Revolving Credit Lender.

          212 -PAYMENT OF THE LOAN ACCOUNT.
                  (a) The Borrowers may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date.
                  (b) The Borrowers, without notice or demand from the Agent or any Revolving Credit Lender, shall pay the Agent for the benefit of the Revolving Credit Lenders, that amount, from time to time, which is necessary so that there is no OverLoan outstanding.
                  (c) The Borrowers shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.
                  (d) The Agent shall endeavor to cause the application of payments (if any), pursuant to Sections 2:2-12(a) and 2:2-12(b) against Eurodollar Loans then outstanding in such manner as results in the least cost to the Borrowers, but shall not have any affirmative obligation to do so nor liability on account of the Agent's failure to have done so. In no event shall action or inaction taken by the Agent excuse any Borrower from any indemnification obligation under Section 2:2-12(e).
                  (e) The Borrowers shall indemnify the Agent and each Revolving Credit Lender and hold the Agent and each Revolving Credit Lender harmless from and against any loss, cost or expense (including amounts payable by the Agent or such Revolving Credit Lender on account of "breakage fees" (so-called) which the Agent or such Revolving Credit Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:
                           (ii) Default by any Borrower in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by such Revolving Credit Lender in order to maintain its Eurodollar Loans.
                           (iii) Default by any Borrower in making a borrowing or conversion after the Lead Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.
                           (iv) The making of any payment on a Eurodollar Loan or the making of any conversion of any such Loan to a Base Margin Loan on a day that is not the last day of the applicable Interest Period with respect thereto.

          213 -INTEREST ON REVOLVING CREDIT LOANS.
                  (a) Each Revolving Credit Loan shall bear interest at the Base Margin Rate unless timely notice is given (as provided in Section 2:2-7) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Eurodollar Loan.
                  (b) Each Revolving Credit Loan which consists of a Eurodollar Loan shall bear interest at the applicable Eurodollar Rate.
                  (c) Subject to, and in accordance with, the provisions of this Agreement, the Lead Borrower may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Base Margin Rate or the Eurodollar Rate as specified from time to time by notice to the Agent. For ease of reference and administration, each part of the Loan Account which bears interest at the same interest and for the same Interest Period is referred to herein as if it were a separate "Revolving Credit Loan".
                  (d) The Lead Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Base Margin Rate, there are more than six (6) Eurodollar Rates applicable to the Revolving Credit Loans at any one time.
                  (e) The Borrowers shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows:
                           (ii) On the applicable Interest Payment Date for that Revolving Credit Loan.
                           (iii) On the  Termination  Date and on the End  Date.
                           (iv) If an Event of Default has occurred and is continuing: with such frequency as may be determined by the Agent.
                  (a) The Base Margin and the Eurodollar Margin shall be determined according to the Pricing Grid annexed hereto as EXHIBIT 2:2-13.
                  (b) If an Event of Default has occurred and is continuing and following the earlier of (i) the giving of a notice by the Agent exercising its rights under this section, or (ii) Acceleration, all Revolving Credit Loans shall bear interest at a rate which is the aggregate of the rate applicable to Base Margin Loans plus Two Percent (2%) per annum.

          214 -REVOLVING CREDIT COMMITMENT FEE. In consideration of the commitment to make loans and advances to the Borrowers under the Revolving Credit, and to maintain sufficient funds available for such purpose, there has been earned and the Borrowers shall pay the "Revolving Credit Commitment Fee" (so referred to herein) in the amount and payable as provided in the Fee Letter.

          215 -AGENT'S FEE. In addition to any other fee or expense to be paid by the Borrowers on account of the Revolving Credit, the Borrowers shall pay the Agent the " Agent's Fee" at the times and in the amounts as set forth the Fee Letter.

          216 -UNUSED LINE FEE.
                  (a) In addition to any other fee to be paid by the Borrowers on account of the Revolving Credit, the Borrowers shall pay the Agent the "Unused Line Fee" (so referred to herein) of the following per annum percentage of the average difference, during the quarter just ended (or relevant period with respect to the payment being made on the Termination Date) between the Revolving Credit Ceiling and the aggregate of the unpaid principal balance of the Loan Account and the undrawn Stated Amount of L/C's outstanding during the relevant period:
                           (ii) Until the unpaid principal balance of the Loan Account remains at or in excess of $50 Million for seven consecutive
          days:                 0.75%
                           (iii) All times after the unpaid principal balance of the Loan Account has been at or in excess of $50 Million for seven
          consecutive days:     0.50%
                  (a) The Unused Line Fee shall be paid in arrears, on the first day of each quarter after the Restatement Date and on the Termination Date.

          217 -EARLY TERMINATION FEE.
                  (a) Except as provided in Section 2:2-17(b), in the event that the Termination Date occurs, for any reason, prior to the Maturity Date, the Borrowers shall pay to the Agent , for the benefit of the Revolving Credit Lenders, the "Revolving Credit Early Termination Fee" (so referred to herein) equal to the following percentage of Revolving Credit Ceiling.
                           (ii) Prior to the first  anniversary of the
Restatement  Date:  1.0%
                           (iii) On or after the first such  anniversary  and
before the  second  such  anniversary:  0.5%.
                           (iv) On or after the second  such anniversary:  Nil.
                  (a) No Early Termination Fee shall be due and payable in the event of the early termination of the Revolving Credit in concert with a refinancing of the Revolving Credit agented or provided by Fleet Retail Finance Inc. or any of its affiliates, it being understood that neither any Revolving Credit Lender nor any affiliate of any Revolving Credit Lender has agreed to provide or to entertain a request to provide any such refinancing.

          218 -CONCERNING FEES. The Borrowers shall not be entitled to any credit, rebate or repayment of any fee earned by the Agent or any Revolving Credit Lender pursuant to this Agreement or any Loan Document notwithstanding any termination of this Agreement or suspension or termination of the Agent's and any Revolving Credit Lender's respective obligation to make loans and advances hereunder.

          219 -AGENT'S AND REVOLVING CREDIT LENDERS' DISCRETION.
                  (a) Each reference in the Loan Documents to the exercise of discretion or the like by the Agent or any Revolving Credit Lender shall be to such Person's exercise of its judgment, in good faith, based upon such Person's consideration of any such factors as the Agent or that Revolving Credit Lender, taking into account information of which that Person then has actual knowledge, believes:
                           (ii) Will or reasonably could be expected to affect the value of the Collateral, the enforceability of the Agent's Collateral Interests therein, or the amount which the Agent would likely realize therefrom (taking into account delays which may possibly be encountered in the Agent's realizing upon the Collateral and likely Costs of Collection).
                           (iii) That any report or financial information delivered to the Agent or any Revolving Credit Lender by or on behalf of any Borrower is incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of this Agreement.
                           (iv) That any Borrower is InDefault.
                  (a) In the exercise of such judgement, the Agent and each Revolving Credit Lender also may take into account any of the following factors:
                           (v) Those included in, or tested by, the definitions of "Eligible Inventory" and "Cost".
                           (vi) Material changes in or to the mix of the Borrowers' Inventory.
                           (vii) Seasonality with respect to the Borrowers' Inventory and patterns of retail sales.
                           (viii) Such other factors as the Agent and each Revolving Credit Lender determines as having a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrowers.

          220 -PROCEDURES FOR ISSUANCE OF L/C'S.
                  (a) The Lead Borrower may request that the Agent cause the issuance by the Issuer of L/C's for the account of any Borrower. Each such request shall be in such manner as may from time to time be acceptable to the Agent.
                  (b) The Agent will cause the issuance of any L/C so requested by the Lead Borrower, provided that , at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2:2-7(g) and if so issued:
                           (ii) The aggregate Stated Amount of all L/C's then outstanding, does not exceed Seventy-five Million Dollars and No Cents ($75,000,000.00).
                           (iii) The expiry of the L/C is not later than the earlier of Thirty (30) days prior to the Maturity Date (unless the Borrowers provide cash collateral reasonably satisfactory to the Agent in an amount equal to not less than 105% of the Stated Amount of any L/C which has an expiry after that date) or the following:
                                        (B) Standby's: One (1) year from initial
                  issuance.
                                        (C) Documentary's:  One Hundred Eighty
                  (180) days from issuance.
                           (i) An OverLoan will not result from the issuance of the subject L/C.
                  (a) Each Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be required by the Issuer.
                  (b) There shall not be any recourse to, nor liability of, the Agent or any Revolving Credit Lender on account of the following to the extent that any of the following occurs for reasons not within the reasonable control of the Issuer:
                           (ii) Any delay by an Issuer to issue an L/C;
                           (iii) Any action or inaction of an Issuer on account of or in respect to, any L/C.
                  (a) The Borrowers shall reimburse the Issuer for the amount of any honoring of a drawing under an L/C on the same day on which such honoring takes place. The Agent, without the request of any Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which any Borrower, the Issuer, or the Revolving Credit Lenders become obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not any Borrower is InDefault or such advance would result in an OverLoan. Such action shall not constitute a waiver of the Agent's rights under Section 2:2-12(b) hereof.

          221 -FEES FOR L/C'S.
                  (a) The Borrowers shall pay to the Agent the following fees, on account of L/C's, the issuance of which had been procured by the Agent, quarterly in arrears, and on the Termination Date and on the End Date, equal to the following percentage per annum of the weighted average Stated Amount of the subject L/C's outstanding during the period in respect of which such fee is being paid except that, if an Event of Default has occurred and is continuing, such fee shall be increased by two percent (2%) per annum:
                           (ii) Standby  L/C's:  The  Eurodollar Margin(s) in
effect during the subject  quarter.
                           (iii) Documentary L/C's: The Eurodollar Margin(s) in effect during the subject quarter minus Fifty (50) basis points.
                  (a) In addition to the fee to be paid as provided in Subsection 2:2-21(a), above, the Borrowers shall pay to the Agent (or to the Issuer, if so requested by Agent), on demand, the Issuers's then standard fees associated with the issuance, processing, negotiation, amendment, and administration of the L/C's.
                  (b) If any change in Applicable Law shall either: (iv) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which any Revolving Credit Lender or any Issuer has an obligation to lend to fund drawings under any L/C; or
                           (v) impose on any Issuer any other condition or requirements relating to any such letters of credit; and the result of any event referred to in Section 2:2-21(c)(i) or 2:2-21(c)(ii), above, shall be to increase the cost to any Revolving Credit Lender or to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer's reasonable allocation among that Revolving Credit Lender's or Issuer's letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Agent and delivery by the Agent to the Lead Borrower of a certificate of an officer of the subject Revolving Credit Lender or the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Revolving Credit Lender or such Issuer, and the basis for determining such increased costs and their allocation, the Agent, on not less than fifteen (15) days notice to the Lead Borrower, may debit the Loan Account by such amounts as shall be sufficient to compensate the subject Revolving Credit Lender or the subject Issuer for such increased cost. Any Revolving Credit Lender's or any Issuer's determination of costs incurred under
          Section 2:2-21(c)(i) or 2:2-21(c)(ii), above, and the allocation, if any, of such costs among the Borrowers and other letter of credit customers of such Revolving Credit Lender or such Issuer, if done in
          good faith and  made  on  an  equitable   basis  and  in  accordance
          with such officer's certificate, shall be conclusive and binding on the Borrowers.

          222 -CONCERNING L/C'S.
                  (a) None of the Issuer, the Issuer's correspondents, any Revolving Credit Lender, the Agent, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:
                           (ii) The performance by any beneficiary under any L/C of that beneficiary's obligations to any Borrower.
                           (iii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order.
                  (a) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.
                  (b) Unless otherwise agreed to, in the particular instance, each Borrower hereby authorizes any Issuer to:
                           (iv) Select an advising bank, if any. (v) Select a paying bank, if any.
                           (vi) Select a negotiating bank. (a) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrowers. The Issuer shall have discharged the Issuer's obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). None of the Agent, any Revolving Credit Lender, or the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.
                  (b) The Agent's, each Revolving Credit Lender's, and the Issuer's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.
                  (c) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Lead Borrower, documentary L/C's will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and standby L/C's will be governed by International Standby Practices ISP98 (adopted by the International Chamber of Commerce on April 6, 1998) and any respective subsequent revisions thereof.
                  (d) The obligations of the Borrowers under this Agreement with respect to L/C's are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:
                           (vii) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.
                           (viii) Any Borrower's consent to any amendment or waiver of, or consent to the departure from, any L/C.
                           (ix) The existence of any claim, set-off, defense, or other right which any Borrower may have at any time against the beneficiary of any L/C.
                           (x) Any good faith honoring of a drawing under any L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.

          223 -CHANGED CIRCUMSTANCES.
                  (a) The Agent may advise the Lead Borrower that the Agent has made the good faith determination (which determination shall be final and conclusive) of any of the following:
                           (ii) Adequate and fair means do not exist for ascertaining the rate for Eurodollar Loans.
                           (iii) The continuation of or conversion of any Revolving Credit Loan to a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or the compliance by the Agent or any Revolving Credit Lender in good faith with any Applicable Law.
                           (iv) The indices on which the interest rates for Eurodollar Loans are based shall no longer represent the effective cost to the Agent or any Revolving Credit Lender for U.S. dollar
          deposits  in  the   interbank   market  for   deposits  in  which  it
          regularly participates.
                  (a) In the event that the Agent advises the Lead Borrower of an occurrence described in Section 2:2-23(a), then, until the Agent notifies the Lead Borrower that the circumstances giving rise to such notice no longer apply:
                           (v) The obligation of the Agent or each Revolving Credit Lender to make loans of the type affected by such changed circumstances or to permit the Lead Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.
                           (vi) Any notice which the Lead Borrower had given the Agent with respect to any Eurodollar Loan, the time for action with respect to which has not occurred prior to the Agent's having given notice pursuant to Section 2:2-23(a), shall be deemed at the option of the Agent to not having been given.

          224 -DESIGNATION OF LEAD BORROWER AS BORROWERS'AGENT.
                  (a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as that Borrower's agent to obtain loans and advances under the Revolving Credit, the proceeds of which shall be available to each Borrower for those uses as set forth in Section 2:2-1(d), 2:2-1(d)(i), 2:2-1(d)(ii). As the disclosed principal for its agent, each Borrower shall be obligated to the Agent and each Revolving Credit Lender on account of loans and advances so made under the Revolving Credit as if made directly by the Revolving Credit Lenders to that Borrower, notwithstanding the manner by which such loans and advances are recorded on the books and records of the Lead Borrower and of any Borrower.
                  (b) Each Borrower recognizes that credit available to it under the Revolving Credit is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Liabilities of all other Borrowers as if the Borrower so assuming were each other Borrower.
                  (c) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a "Borrower")on whose behalf the Lead Borrower has requested a Revolving Credit Loan.
                  (d) The proceeds of each loan and advance provided under the Revolving Credit which is requested by the Lead Borrower shall be deposited into the Operating Account or as otherwise indicated by the Lead Borrower. The Lead Borrower shall cause the transfer of the proceeds thereof to the (those) Borrower(s) on whose behalf such loan and advance was obtained. Neither the Agent nor any Revolving Credit Lender shall have any obligation to see to the application of such proceeds.

          225 -LENDERS' COMMITMENTS
                  (a) Subject to Section 16:16-1 (which provides for assignments and assumptions of commitments), each Revolving Credit Lender's "Revolving Credit Percentage Commitment", and "Revolving Credit Dollar Commitment" (respectively so referred to herein) is set forth on EXHIBIT 2:2-25, annexed hereto.
                  (b) The obligations of each Revolving Credit Lender are several and not joint. No Revolving Credit Lender shall have any obligation to make any loan or advance under the Revolving Credit in excess of either of the following:
                           (ii) That Revolving Credit Lender's Revolving Credit
          Percentage Commitment of the subject loan or advance or of
          Availability.
                           (iii) That Revolving Credit Lender's Revolving Credit
          Dollar Commitment.
                  (a) No Revolving Credit Lender shall have any liability to the Borrowers on account of the failure of any other Revolving Credit Lender to provide any loan or advance under the Revolving Credit nor any obligation to make up any shortfall which may be created by such failure.
                  (b) The Revolving Credit Dollar Commitments, Revolving Credit Commitment Percentages, and identities of the Revolving Credit Lenders may be changed, from time to time by the reallocation or assignment of Revolving Credit Dollar Commitments and Revolving Credit Commitment Percentages amongst the Revolving Credit Lenders or with other Persons who determine to become "Revolving Credit Lenders", provided, however unless an Event of Default has occurred and is continuing (in which event, no consent of any Borrower is required) any assignment to a Person not then a Revolving Credit Lender shall be subject to the prior consent of the Lead Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Lead Borrower provides the Agent with written objection, not more than Five (5) Business Days after the Agent shall have given the Lead Borrower written notice of a proposed assignment).
                  (c) Upon written notice given the Lead Borrower from time to time by the Agent, of any assignment or allocation referenced in Section 2:2-25(d):
                           (iv) Each Borrower  shall execute one or more
          replacement Revolving Credit Notes to reflect such changed Revolving Credit Dollar Commitments, Revolving Credit Commitment Percentages,
          and  identities  and  shall  deliver  such   replacement  Revolving
          Credit Notes to the Agent (which promptly thereafter shall deliver to the Lead Borrower the Revolving Credit Notes so replaced) provided however, in the event that a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to any Borrower, the Agent, in lieu of causing the Borrowers to execute one or more new Revolving Credit Notes, may issue the Agent's Certificate confirming the resulting Revolving Credit Dollar Commitments and Revolving Credit Percentage Commitments.
                           (v) Such change shall be effective from the effective
          date specified in such written notice and any Person added as a Revolving Credit Lender shall have all rights and privileges of a Revolving Credit Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Revolving Credit Lender is a signatory and any Person removed as a Revolving Credit Lender shall be relieved of any obligations or responsibilities of a Revolving Credit Lender hereunder thereafter.

Article 3: - CONDITIONS PRECEDENT:

         As a condition to the effectiveness of the amendment and restatement of this Agreement (which effectiveness shall be marked by written confirmation thereof from the Agent to the Lead Borrower) each of the documents respectively described in Sections 3:3-1 through and including 3:3-4, (each in form and substance satisfactory to the Agent) shall have been delivered to the Agent, and the conditions respectively described in Sections 3:3-5 through and including 3:3-8, shall have been satisfied:

          31 -CORPORATE DUE DILIGENCE.
                  (a) Certificates of corporate good standing for each Borrower, respectively issued by the Secretary of State for the state in which that Borrower is incorporated.
                  (b) Certificates of due qualification, in good standing, issued by the Secretaries of State of each State in which the nature a Borrower's business conducted or assets owned could require such qualification.
                  (c) Certificates of each Borrower's Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

          32 -OPINION. An opinion of counsel to the Borrowers in form and substance satisfactory to the Agent to be addressed to the Agent and the Lenders

          33 -ADDITIONAL DOCUMENTS. Such additional instruments and documents as the Agent or its counsel reasonably may require or request including, without limitation, the following:
                  (a) Confirmation that the form of mortgage or deed of trust, a copy of which is annexed hereto as EXHIBIT 3:3-3(a) (with such variance to reflect differences in local state law as may be mutually acceptable to the Agent and the Lead Borrower), is acceptable to the Agent and the Lead Borrower. Until such time that all Real Estate Parameters are satisfied, the subject real estate shall not be included as Eligible Real Estate. The Borrowers
or Permitted Subsidiaries   granting  a  guaranty  of  the  Liabilities  in form
reasonably satisfactory to the Agent shall cause clause (c) of the Real Estate Parameters to be satisfied for all Real Estate Collateral within thirty (30) days from the date of this Agreement. In addition, the opinion described in
Section 3-2, above shall be updated to the reasonable satisfaction of the Agent in connection with the delivery of such mortgages and deeds of trust.
                  (b) A Security Agreement pursuant to which security interests are created in all trademarks owned by any Borrower or any Subsidiary, which trademarks were not included in any such Security Agreement executed contemporaneous with the execution of the 1999 Loan Agreement.
                  (c) Confirmation (in form reasonably acceptable to the Agent) by each Person which is obligated on any of the Liabilities that such person remains so liable following the execution of this restatement of the 1999 Loan Agreement.
                  (d) The Notifications (if any) to Credit Card Processors described in Section 7:7-1(b)(i).
                  (e) The Notifications (if any) to the Borrowers'  depositories
described  in  Section   7:7-1(b)(ii).
                  (f) Agreements with any Borrowers' warehousemen and inventory consolidators (if any) from whom such agreements were not received in connection with the execution of the 1999 Loan Agreement (each of which agreements is in form reasonably satisfactory to the Agent). Such requirements shall be satisfied within thirty (30) days from the date of this Agreement.

          34 -OFFICERS' CERTIFICATES. Certificates executed by the Chief Financial Officer and Executive Vice President of the Lead Borrower and stating that the representations and warranties made by the Borrowers to the Agent and the Revolving Credit Lenders in the Loan Documents are true and complete as of the date of such Certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default.

          35 -REPRESENTATIONS AND WARRANTIES. Each of the representations made by or on behalf of each Borrower in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of each Borrower shall be true and complete as of the date as of which such representation or warranty was made.

          36 -ALL FEES AND EXPENSES PAID. All fees due at or immediately after the first funding under the Revolving Credit and all costs and expenses incurred by the Agent in connection with the establishment of the credit facility contemplated hereby (including the fees and expenses of counsel to the Agent) shall have been paid in full.

          37 -NO BORROWER INDEFAULT. No Borrower is InDefault.

          38 -NO ADVERSE CHANGE. No event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon the Borrowers' financial condition, taken as a whole, as reflected on the Business Plan.

          39 -BENEFIT OF CONDITIONS PRECEDENT. The conditions set forth in this
Article 3: are for the sole benefit of the Agent and each Revolving Credit Lender and may be waived by the Agent in whole or in part without prejudice to the Agent or any Revolving Credit Lender.

No document shall be deemed delivered to the Agent or any Revolving Credit Lender until received and accepted by the Agent at its offices in Boston, Massachusetts. Under no circumstances shall this Agreement take effect until executed and accepted by the Agent at said offices.

Article 4: - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

         To induce each Revolving Credit Lender to establish the credit facility contemplated herein and to induce the Revolving Credit Lenders to provide loans and advances under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon) the Borrowers, in addition to all other representations, warranties, and covenants made by any Borrower in any other Loan Document, make those representations, warranties, and covenants included in this Agreement.

          41 -PAYMENT AND PERFORMANCE OF LIABILITIES. The Borrowers shall pay each payment Liability when due (or when demanded, if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

          42 -DUE ORGANIZATION. AUTHORIZATION. NO CONFLICTS.
                    (a) Each Borrower presently is and hereafter shall remain in good standing as a corporation under the laws of the State in which it is organized, as set forth in the Preamble to this Agreement and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of each Borrower's assets or operation of each Borrower's business, such qualification may be necessary, except where the failure to so qualify would not have a Material Adverse Effect.
                    (b) Each Borrower's respective organizational identification number assigned to it by the State of its incorporation and its respective federal employer identification number is stated on EXHIBIT 4:4-2, annexed hereto.
                    (c) Except in consequence of a Permitted Merger, no Borrower shall: change its State of organization; any organizational identification number assigned to that Borrower by that State; or that Borrower's federal taxpayer identification number.
                    (d) Each Affiliate, as of the Restatement Date, is listed on EXHIBIT 4:4-2. Each Affiliate listed on EXHIBIT 4:4-2 (except for the Parent) is a Subsidiary of the Parent. No Borrower (except for the Parent) will create any Subsidiary nor will the Parent permit any Subsidiary to create any Subsidiary other than a Permitted Subsidiary. The Lead Borrower shall provide the Agent with prior written notice of any entity's becoming or ceasing to be an Affiliate.
                    (e) Each Borrower has all requisite corporate power and authority to execute and deliver all Loan Documents to which that Borrower is a party and has and will hereafter retain all requisite corporate power to perform all Liabilities.
                    (f) The execution and delivery by each Borrower of each Loan Document to which it is a party; each Borrower's consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of Collateral Interests by that Borrower to secure the Liabilities); each Borrower's performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:
                              (ii) Have been duly authorized by all necessary corporate action.
                              (iii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of that Borrower.
                              (iv) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of that Borrower pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.
                    (a) The Loan Documents (exclusive of any documents described in Section 3-3(a) or (f) to be delivered subsequent to the date of this Agreement) have been duly executed and delivered by each Borrower and are the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as such enforceability is limited by bankruptcy, insolvency, or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          43 -TRADE NAMES.
                    (a) EXHIBIT 4:4-3, annexed hereto, is a listing of:
                              (ii) All names under which any Borrower conducted its business since January 1, 1995.
                              (iii) All Persons with whom any Borrower ever consolidated or merged, or from whom any Borrower acquired in a single transaction or in a series of related transactions substantially all of such Person's assets since January 1, 1995.
                    (a) The Lead Borrower will provide the Agent with not less than twenty-one (21) days prior written notice (with reasonable particularity) of any change to any Borrower's name from that under which that Borrower is conducting its business at the execution of this Agreement and will not effect such change unless each Borrower is then in compliance with all provisions of this Agreement.

          44 -INFRASTRUCTURE.
                    (a) Each Borrower has and will maintain a sufficient infrastructure to conduct its business as presently conducted and as contemplated to be conducted following its execution of this Agreement.
                    (b) Each Borrower owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names,
service  marks,  logos,  copyrights,   trade  secrets,  know-how, confidential
information, and other intellectual or proprietary property of any third Person necessary for that Borrower's conduct of that Borrower's business.
                    (c) The conduct by each Borrower of that Borrower's business does not presently infringe (nor will any Borrower conduct its business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person, except where such conflict would not reasonably be expected to have a Material Adverse Effect.

          45 -LOCATIONS.
                    (a) The Collateral, and the books, records, and papers of Borrowers' pertaining thereto, are kept and maintained solely at the following locations:
                              (ii) The Lead Borrower's chief executive  offices
which, on the Restatement Date, are at 3345 Michelson Drive, Irvine, California 92612 or as otherwise permitted by Section 4:4-5(b)(vii).
                              (iii) Those locations which are listed on
          EXHIBIT 4:4-5, annexed hereto, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that a Borrower owns the subject location) and of all service bureaus with which any such records are maintained and the names and addresses of each of
          then   Borrowers'   landlords,   or  as   otherwise   permitted  by
          Section 4:4-5(b)(vii).
                    (a) No Borrower shall remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4:4-5 except for the following purposes:
                              (iv) To accomplish sales of Inventory in the
          ordinary course of business
                              (v) The consummation of the House2Home  Conversion
          as reflected on the Business  Plan.
                              (vi) To move  Inventory  to such  location or from
          one such location to another such location.
                              (vii) To utilize such of the Collateral as is
          removed from such locations in the ordinary course of business (such as motor vehicles).
                              (viii) To Stores opened after the execution of
          this Agreement, but only where there is compliance with the Section 4:4-6 .
                              (ix) In connection with any  disposition  of
          Collateral  permitted by Section  4:4-14(d).
                              (x) To other locations, not less than  Thirty (30)
          days prior written notice of which is provided to the Agent, and provided that there is compliance with all relevant provisions of the Loan Documents (including, but not limited to, Section 4:4-25) in connection therewith.
                    (a) Except as otherwise disclosed pursuant to, or permitted by, this Section 4:4-5, no tangible personal property of any Borrower is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.

          46 -STORES.
                    (a) No Borrower will execute any Lease:
                              (ii) other than in the ordinary course of
          business; or
                              (iii) which would result in a breach of this
          Agreement.
                    (a) No Borrower will open any New Store:
                              (iv) On less than thirty (30) days prior written notice to the Agent (with reasonable particularity of the relevant facts and circumstances); and
                              (v) which would result in a breach of Section 4:4-6(c)(i); or
                              (vi) not in compliance with all other provisions of this Agreement including, without limitation, Section 4:4-25.
                    (a) The Borrowers,  as a whole,  will not
                              (vii) Open more than the following number of new Stores during the Fiscal year indicated:
                                        (B) FYE January 2002  :       10
                                        (C) FYE January 2003  :       10
                                        (D) FYE January 2004  :       15
                                        (E) FYE January 2005  :       15
                              (i) Close more than twelve Stores operated in the House2Home format during any twelve (12) month period.
                              (ii) Permanently close (as distinguished from converting to the House2Home concept) more than twenty seven (27) Stores operated in the HomeBase format.

          47 -TITLE TO ASSETS.
                    (a) The Borrowers are, and (except for Collateral sold, conveyed, or disposed of as permitted by this Agreement) shall hereafter remain, the owners of the Collateral free and clear of all Encumbrances with the exceptions of Permitted Encumbrances.
                    (b) No Borrower has, and none shall have possession of, any property on consignment to that Borrower, the Cost of which, when aggregated with the Cost of Inventory on which there is an Encumbrance, exceeds four percent (4%) of the Cost of all of the Borrowers' Inventory at that time.
                    (c) No Borrower shall acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for:
                              (ii) Equipment which is merely incidental to the conduct of that Borrower's business or Equipment that is not necessary in connection with the conduct of any Liquidation.
                              (iii) Equipment, the acquisition or right to use of which has been consented to by the Agent, which consent may be conditioned solely upon the Agent's receipt of an agreement with the third party which has an interest in such Equipment substantially in the form of EXHIBIT 4:4-7(c), annexed hereto.

          48 -INDEBTEDNESS. The Borrowers do not and shall not hereafter have any Indebtedness other than Permitted Indebtedness.

          49 -INSURANCE.
                    (a) EXHIBIT 4:4-9, annexed hereto, is a schedule of all property, liability, and business interruption insurance policies owned by the Borrowers or under which any Borrower is the named insured. Each of such policies is in full force and effect. Neither the issuer of any such policy nor any Borrower is in default or violation of any such policy.
                    (b) The Borrowers shall have and maintain at all times insurance covering the Collateral for such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as is consistent with sound and prudent industry practice.
                    (c) All insurance carried by the Borrowers shall provide for a minimum of thirty (30) days' written notice of cancellation to the Agent and all such insurance which covers the Collateral shall include an endorsement in favor of the Agent, which endorsement shall provide that the insurance, to the extent of the Agent's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of any Borrower or by the failure of any Borrower to comply with any warranty or condition of the policy.
                    (d) The coverage reflected on EXHIBIT 4:4-9 presently satisfies the foregoing requirements, it being recognized by each Borrower, however, that such requirements may change hereafter to reflect changing circumstances.
                    (e) The Lead Borrower shall furnish the Agent from time to time with certificates or other evidence satisfactory to the Agent regarding compliance by the Borrowers with the foregoing requirements.
                    (f) In the event of the failure by the Borrowers to maintain insurance as required herein, the Agent, at its option and at Borrowers' expense, may obtain such insurance, provided, however, the Agent's obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Borrowers' failure to have maintained such insurance.

          410 -LICENSES. Except for matters which, individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect:
                    (a) Each license, distributorship, franchise, and similar agreement issued to, or to which any Borrower is a party is in full force and effect.
                    (b) No party to any such license or agreement is in default or violation thereof.
                    (c) No Borrower has received any notice or threat of cancellation of any such license or agreement.

          411 -LEASES.
                    (a) EXHIBIT 4:4-11, annexed hereto, is a schedule of all presently effective Capital Leases as of the Restatement Date. (Exhibit 4:4-5 includes a list of all other presently effective Leases).
                    (b) As of the Restatement Date: (ii) Each of such Leases and Capital Leases is in full force and effect as of the Restatement Date
                              (iii) No party to any such Lease or Capital Lease is in default or violation of any such Lease or Capital Lease.
                              (iv) No Borrower has received any notice or threat of cancellation of any such Lease or Capital Lease except for matters which individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect.
                    (a) Each Borrower hereby authorizes the Agent at any time and from time to time while any Borrower is InDefault to contact any of the Borrowers' respective landlords in order to confirm the Borrowers' continued compliance with the terms and conditions of the Lease(s) between the subject Borrower and that landlord and to discuss such issues, concerning the subject Borrower's occupancy under such Lease(s), as the Agent may determine.

          412 -REQUIREMENTS OF LAW. Each Borrower is in compliance with, and shall hereafter comply with and use its assets in compliance with, all Requirements of Law except where the failure of such compliance will not reasonably be expected to have a Material Adverse Effect. No Borrower has received any notice of any violation of any Requirement of Law (other than of a violation which has no more than a de minimis adverse effect on the Borrowers' business or assets), which violation reasonably could be expected to have a Material Adverse Effect.

          413 -LABOR RELATIONS.
                    (a) As of the Restatement Date, no Borrower is party to any collective bargaining or other labor contract.
                    (b) There is not presently pending and, to any Borrower's knowledge, there is not threatened any of the following which reasonably could be expected to have a Material Adverse Effect:
                              (ii) Any strike, slowdown, picketing, work stoppage, or employee grievance process.
                              (iii) Any proceeding against or affecting any Borrower relating to the alleged violation of any Applicable Law pertaining to labor relations or before National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting any Borrower, which, if determined adversely to that Borrower could have a Material Adverse Effect.
                              (iv) Any lockout of any employees by any Borrower (and no such action is contemplated by any Borrower).
                              (v) Any application for the certification of a collective bargaining agent.
                    (a) No event has occurred or circumstance exists which could provide the basis for any work stoppage or other labor dispute which reasonably could be expected to have a Material Adverse Effect.
                    (b) Each Borrower: (vi) Has complied in all material respects with all Applicable Law relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.
                              (vii) Is not liable for the payment of a material amount of compensation, damages, taxes, fines, penalties, or other amounts, however designated, for that Borrower's failure to comply with any Applicable Law referenced in Section 4:4-13(d)(i).

          414 -PROPERTIES. The Borrowers shall:
                    (a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).
                    (b) Not suffer or cause the waste or destruction of any material part of the Collateral.
                    (c) Not use any of the Collateral in violation of any policy of insurance thereon.
                    (d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:
                              (ii) The sale of Inventory, which sale is otherwise in conformity with this Agreement.
                              (iii) The sale of Collateral by one Borrower to another, which sale or other disposition is otherwise in conformity with this Agreement.
                              (iv) The disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of any Borrower.
                              (v) The disposal of equipment in concert with Store closures permitted by Section 4:4-6. (vi) Permitted Real Estate Transactions.
                              (vii) The sale, to independent third parties, of trademarks associated with the HomeBase concept.
                              (viii) The turning over to the Agent of all Receipts as provided herein. (ix) The disposition of any non-merchandise inventory (such as labels, bags, and packaging materials); damaged goods; return to vendor merchandise; packaways; consigned inventory; and other similar categories of Goods otherwise in compliance with this Agreement.

          415 -TAXES.
                    (a) With respect to the Borrowers' federal, state, and local tax liability and obligations:
                              (ii) The Lead Borrower, in compliance in all material respects with Applicable Law, has properly filed all returns due to be filed up to the date of this Agreement, other than any return, the failure of which to so file would not reasonably be expected to have more than a de minimis adverse effect on the Borrowers.
                              (iii) Except as described on EXHIBIT 4:4-15, as of the Restatement Date:
                                        (B) No audit or examination of the books
                    and records of any Borrower is being conducted by any taxing authority.
                                        (C) No agreement is extant  which waives
                    or extends any statute of limitations applicable to the right of any taxing authority to assert a deficiency or make any other claim for or in respect to federal income taxes.
                                        (D) No issue has been raised in any tax
                    examination of any Borrower which, by application of similar principles, reasonably could be expected to result in the assertion of a material deficiency for any fiscal year open for examination, assessment, or claim by any taxing authority.
                                        (E) No  Borrower is aware  of any  facts
                    or circumstances such that any claim could be made against such Borrower by any taxing authority where the result of such claim could reasonably be expected to have a Material Adverse Effect.
                    (a) The Borrowers have, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against any Borrower or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of any Borrower or by any governmental authority; properly exercise any trust responsibilities imposed upon any Borrower by reason of withholding from employees' pay or by reason of any Borrower's receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by any Borrower; and timely file all tax and other returns and other reports with each governmental authority to whom any Borrower is obligated to so file, provided, however, the Lead Borrower, after establishing proper reserves, may in good faith and by appropriate proceedings contest any tax, assessment, or other governmental charge, subject however, to Section 4:4-15(c).
                    (b) No Borrower shall suffer or permit any tax lien to be filed against it, which tax lien includes any Collateral which consists of Inventory, Account, or a right to payment of that Borrower, where such tax lien could have priority over the Liabilities.

          416 -NO MARGIN STOCK. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

          417 -ERISA. Except for matters which individually or in the aggregate are not reasonably expected to have a Material Adverse Effect, no Borrower nor any ERISA Affiliate ever has or hereafter shall:
                    (a) Fail to be in compliance with that Borrower's Employee Benefit Plan.
                    (b) Fail timely to file all reports and filings required by ERISA to be filed by any Borrower.
                    (c) Engage in any "prohibited transactions" or "reportable events" (respectively as described in ERISA).
                    (d) Engage in, or commit, any act such that a tax or penalty could be imposed upon any Borrower on account thereof pursuant to ERISA.
                    (e) Accumulate any material funding deficiency within the meaning of ERISA.
                    (f) Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of any Borrower on account thereof pursuant to ERISA.
                    (g) Be a member of, contribute to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

          418 -HAZARDOUS MATERIALS.
                    (a) Except for matters which individually or in the aggregate are not reasonably expected to have a Material Adverse Effect, no Borrower has ever:
                              (i) been legally responsible for any release or threat of release of any Hazardous Material or
                              (ii) received notification of the incurrence of any expense in connection with the assessment, containment, or removal of any Hazardous Material for which that Borrower would be responsible.
                    (b) Each Borrower shall:
                              (i) dispose of any Hazardous Material only in compliance in all material respects with all Environmental Laws and
                              (ii) have possession of any Hazardous Material only in the ordinary course of that Borrower's business and in compliance all material respects with all Environmental Laws.
                    (c) The Lead Borrower shall provide the Agent with written notice upon any Borrower's obtaining knowledge of any incurrence of any expense or loss by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss any Borrower may be liable, where such expense or loss reasonably could be expected to have a Material Adverse Effect.

          419 -LITIGATION. Except as described in EXHIBIT 4:4-19, annexed hereto, there is not presently pending or threatened by or against any Borrower any suit, action, proceeding, or investigation which, if determined adversely to any Borrower, could reasonably be expected to have a Material Adverse Effect.

          420 -DIVIDENDS. INVESTMENTS. CORPORATE ACTION.
                    (a) No Borrower shall:
                              (ii) Pay any cash dividend or make any other distribution in respect of any class of that Borrower's capital stock, except that the Parent may declare and issue dividends of its own capital stock.
                              (iii) Except for a Permitted Repurchase, own, redeem, retire, purchase, or acquire any of any Borrower's capital stock.
                              (iv) Invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any Person other than the following:
                                        (B) A Permitted  Repurchase.
                                        (C) A Permitted Investment.
                              (i) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity other than a Permitted Merger.
                              (ii)  Consolidate  any of that  Borrower's
          operations with those of any other Person other than of another Borrower.
                              (iii) Organize or create any Affiliate other than a Permitted Subsidiary.
                              (iv) Subordinate any debts or obligations owed to that Borrower by any third party to any other debts owed by such third party to any other Person.
                              (v) Acquire any assets other than in the ordinary course and conduct of that Borrower's business as conducted at the execution of this Agreement.
                    (a) The Parent shall not permit any Subsidiary to undertake any of the foregoing actions unless, if that Affiliate were a Borrower, that Affiliate could have done so.

          421 -LOANS. No Borrower shall make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:
                    (a) Advance payments made to that Borrower's suppliers in the ordinary course.
                    (b) Advances to that Borrower's officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of that Borrower, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by that Borrower.
                    (c) Loans by one Borrower to another, not to exceed $1 Million at any one time outstanding, but only at a time when the unpaid principal balance of the Loan Account is less than $25,000.00.

          422 -PROTECTION OF ASSETS. The Agent, in the Agent's discretion, and from time to time, if an Event of Default has occurred and is continuing, may discharge any tax or Encumbrance on any of the Collateral, or take any other action which the Agent reasonably may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Agent had acted in actual bad faith or in a grossly negligent manner. The Borrowers shall pay to the Agent, on demand, or the Agent, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Agent pursuant to this section 4:4-22.

          423 -LINE OF BUSINESS. No Borrower shall engage in any business other than the business in which it is currently engaged, the business which will result from the execution of the House2Home Conversion (the conduct of each of which is as reflected in the Business Plan), or a business reasonably related thereto.

          424 -AFFILIATE TRANSACTIONS. No Borrower shall make any payment, nor give any value to any Affiliate except for Permitted Affiliate Transactions.

          425 -FURTHER ASSURANCES.
                    (a) No Borrower is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the amendment and restatement of this Agreement (Article 3:) will not be subject to a perfected Collateral Interest in favor of the Agent (subject only to Permitted Encumbrances and Collateral Interest Restrictions) to secure the Liabilities.
                    (b) No Borrower will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected Collateral Interest in favor of the Agent to secure the Liabilities (subject only to Permitted Encumbrances and Collateral Interest Restrictions), provided, however, the Lead Borrower's engaging in a Permitted Real Estate Transaction (as to which, see Section 8:8-3) shall not constitute a breach of this Section 4:4-25(b).
                    (c) Each Borrower shall execute and deliver to the Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Agent may request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Agent's Collateral Interests in the Collateral; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral.
Each Borrower shall execute all such instruments as may be required by the Agent with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.
                    (d) Each Borrower hereby designates the Agent as and  for
that  Borrower's  true  and  lawful  attorney,   with  full  power  of
substitution, to sign and file any financing statements in order to perfect or protect the Agent's Collateral Interests in the Collateral.
                    (e) This Agreement constitutes an authenticated record which authorizes the Collateral Agent to file such financing statements as the Collateral Agent determines as appropriate to perfect or protect the Agent's Collateral Interests created hereby.
                    (f) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4:4-25 shall be sufficient for filing to perfect the security interests granted herein.

          426 -ADEQUACY OF DISCLOSURE.
                    (a) All financial statements furnished to the Agent and to each Revolving Credit Lender by each Borrower have been prepared in accordance with GAAP consistently applied and present fairly the condition of the Borrowers at the date(s) thereof and the results of operations and cash flows for the period(s) covered (provided however, that unaudited financial statements are subject to normal year end adjustments and to the absence of footnotes). There has been no change in the Consolidated financial condition, results of operations, or cash flows of the Borrowers since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate or are reflected in the Business Plan.
                    (b) As of the Restatement Date, no Borrower has any contingent obligations or obligation under any Lease or Capital Lease which is not reflected in the Borrowers' Consolidated financial statements (or in the footnotes included with such statements) furnished to the Agent and to each Revolving Credit Lender prior to the execution of this Agreement.
                    (c) To the best knowledge of the Borrowers, no document, instrument, agreement, or paper now or hereafter given the Agent and to each Revolving Credit Lender by or on behalf of each Borrower or any guarantor of the Liabilities in connection with the execution of this Agreement by the Agent and to each Revolving Credit Lender contains or will contain any untrue statement of a material fact or omits or, when taken as a whole, will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to any Borrower (other than risks disclosed by the Parent to the Agent or in its filings with the SEC) which has, or which, in the foreseeable future could reasonably be expected to have, a Material Adverse Effect.

          427 -NO RESTRICTIONS ON LIABILITIES. No Borrower shall enter into or permit any Affiliate or Subsidiary to directly or indirectly become subject to any agreement which prohibits or restricts, in any manner, any Borrower's or any such Affiliate's or Subsidiary's:
                    (a) Creation of, and granting of Collateral Interests in favor of the Agent other than the following:
                              (ii) In  connection with a Permitted Real Estate
Transaction (as to which, see Section 8:8-3).
                              (iii) By documentation  which evidences  solely a
purchase money security interest in Equipment otherwise permitted by this Agreement.
                    (a)  The  incurrence  of Liabilities.

          428 -OTHER COVENANTS. No Borrower shall indirectly do or cause to be done any act which, if done directly by that Borrower, would breach any covenant contained in this Agreement.

Article 5:        FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

          51 -MAINTAIN RECORDS.   The Borrowers shall:
                    (a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrowers'financial transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Borrowers at the close of, and its results of operations for, the periods in question.
                    (b) Timely provide the Agent with those financial reports, statements, and schedules required by this Article 5: or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Borrowers at the close of, and the results of operations for, the period(s) covered therein.
                    (c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.
                    (d) At all times, retain independent certified public accountants who are reasonably satisfactory to the Agent and instruct such accountants to fully cooperate with, and be available to, the Agent to discuss the Borrowers' financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Agent.
                    (e) Not change any Borrower's fiscal year.

          52 -ACCESS TO RECORDS.
                    (a) Each Borrower shall accord the Agent with access from time to time at reasonable times, on reasonable notice, as the Agent may require to all properties owned by or over which any Borrower has control. The Agent shall have the right, and each Borrower will permit the Agent from time to time as Agent may request, to examine, inspect, copy, and make extracts from any and all of the Borrowers' books, records, electronically stored data, papers, and files. Each Borrower shall make all of that Borrower's copying facilities available to the Agent.
                    (b) Each Borrower hereby authorizes the Agent to:
                              (ii) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to any Borrower, or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Agent with respect thereto.
                              (iii) Verify, in a manner consistent with customary commercial financing practices, at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Borrower's computer billing companies, collection agencies, and accountants and to sign the name of each Borrower on any notice to each Borrower's Account Debtors or verification of the Collateral.
                    (a) The Agent from time to time may designate one or more representatives to exercise the Agent's rights under this Section 5:5-2 as fully as if the Agent were doing so.

          53 -NOTICE TO AGENT.
                    (a) The Lead Borrower shall provide the Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:
                              (ii) Any change in any Borrower's Senior Officers.
                              (iii) Any ceasing of any Borrower's making of payment, in the ordinary course, to any of its creditors where the result thereof could reasonably be expected to have a Material Adverse Effect.
                              (iv) Any failure by any Borrower to pay rent at any of that Borrower's locations, which failure continues for more than three (3) days following the last day on which such rent was payable where the result of such failure could reasonably be expected to be a Material Adverse Effect.
                              (v) Any Material Adverse Change.
                              (vi) Any Borrower's becoming InDefault.
                              (vii) Any intention on the part of any Borrower to discharge that Borrower's present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 5:5-1(d)).
                              (viii) Any litigation which, if determined adversely to any Borrower, could reasonably be expected to have a Material Adverse Effect on the financial condition of that Borrower.
                    (a) The Lead Borrower  shall:
                              (ix) Provide the Agent, promptly after being distributed, with copies of any materials distributed to the shareholders of the Parent (qua such shareholders).
                              (x) Provide the Agent, promptly after being filed with the SEC, all registration statements, annual, quarterly, and other reports filed by the Parent.
                              (xi) At the request of the Agent, from time to time, provide the Agent with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising).
                              (xii) Provide the Agent, promptly following receipt by the Parent, with a copy of any management letter or similar communications from any accountant of the Parent.

          54 -BORROWING BASE CERTIFICATE. The Lead Borrower shall provide the Agent with a Borrowing Base Certificate (in the form of EXHIBIT 5:5-4 annexed hereto, as such form may be revised from time to time by the Agent) as follows:
                    (a) By 1:00PM on each Wednesday, as of the close of business on the then immediately prior Saturday.
                    (b) With each Revolving Credit loan request made pursuant to
Section 2:2-7.

          55 -MONTHLY REPORTS.   Monthly, the Lead Borrower shall provide the
Agent with
                    (a) Timely as provided in EXHIBIT 5:5-5, annexed hereto, those financial statements and reports described in EXHIBIT 5:5-5.
                    (b) The officer's  compliance certificate described in
Section 5:5-8.

          56 -QUARTERLY REPORTS. Quarterly, within Forty Five (45) days following the end of each of the Borrowers' first three Fiscal quarters, the Lead Borrower shall provide the Agent with the following:
                    (a) A management prepared financial statement of the Borrowers for the period from the beginning of the Borrowers' then current fiscal year through the end of the subject quarter, with comparative information for the same period of the previous fiscal year, which statement shall include, at a minimum, a balance sheet, income statement (which income statement shall be on a store specific and on a "consolidated" basis), statement of changes in shareholders' equity, and cash flows and comparisons of same Store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan.
                    (b) Copy of the Borrowers' 10-Q filed with the SEC, for the first second, and third fiscal quarters only.
                    (c) The officer's compliance certificate described in
Section 5:5-8.

          57 -ANNUAL REPORTS. Annually, within ninety (90) days following the end of the Borrowers' Fiscal year, the Lead Borrower shall furnish the Agent
                    (a) The 10-K report for the Borrowers or that year, filed, or to be filed with the SEC, which shall have been prepared by, and bear the unqualified opinion of, the Borrowers' independent certified public accountants (i.e. said statement shall be "certified" by such accountants) and shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders' equity, and cash flows.
                    (b) The officer's compliance certificate described in
Section 5:5-8.

          58 -OFFICERS' CERTIFICATES. The Lead Borrower shall cause a Senior Officer to provide such Person's Certificate with those monthly, quarterly, and annual statements to be furnished pursuant to this Agreement, which Certificate shall:
                    (a) Indicate that the subject statement was prepared in accordance with GAAP or the requirements of this Agreement, consistently applied in the preparation thereof and with prior such statements of like kind furnished pursuant to this Agreement, and presents fairly the Consolidated financial condition of the Borrowers at the close of, and the results of the Borrowers' operations and cash flows for, the period(s) covered, subject, however to the following:
                              (ii) Usual year end adjustments (this exception shall not be included in the Certificate which accompanies such annual statement).
                              (iii) Material Accounting Changes (in which event, such Certificate shall include a schedule(in reasonable detail) of the effect of each such Material Accounting Change) not previously specifically taken into account in the determination of the financial performance covenant imposed pursuant to Section 5:5-11.
                              (iv) The absence of footnotes to monthly and quarterly statements.
                    (a) Indicate either that
                              (i) no Borrower is InDefault,  or
                              (ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Borrowers to be taken on account thereof.
                    (b) Include calculations concerning the Borrowers' compliance (or failure to comply) at the date of the subject statement with each of the financial performance covenants included in Section 5:5-11 hereof.

          59 -INVENTORIES, APPRAISALS, AND AUDITS.
                    (a) The Agent, at the expense of the Borrowers, may participate in and/or observe each count and/or physical inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of the Borrowers.
                    (b) The Borrowers, shall cause physical inventories to be undertaken as follows:
                              (ii) Subject to Section  5:5-9(b)(ii),  the
          Borrowers, at their own expense, shall cause at least one (1) physical inventory to be undertaken in each fiscal year during which this Agreement is in effect (the scheduling of which inventory shall be subject to the Agent's discretion after the occurrence and continuance of any Event of Default) conducted by such inventory takers as are satisfactory to the Agent and the Parent and which employs a methodology consistent with that which had been employed in physical inventories taken prior to November 1, 1999.
                              (iii) The Agent may cause or require additional inventories to be undertaken (in each instance, at the expense of the Borrowers) if an Event of Default or an Availability Trigger Event has occurred and is continuing.
                              (iv) On the Agent's reasonable request from time to time, the Lead Borrower shall provide the Agent with a copy of the preliminary results ("flash report") of a physical inventory conducted pursuant to this Section 5:5-9(b) (as well as of any other physical inventory undertaken by any Borrower) within ten (10) days following the completion of such inventory.
                              (v) The Lead Borrower, within thirty (30) days following the end of each of the Borrowers' Fiscal years, shall provide the Agent with a reconciliation of the results of the Borrowers' physical inventories taken during the Fiscal year then just ended and, to the extent not previously so posted, shall post such results to the Borrowers' stock ledger and, as applicable to the Borrowers' other financial books and records .
                    (a) Upon the Agent's reasonable request from time to time, the Borrowers shall permit the Agent to obtain an appraisal, from time to time, of the Borrowers' Inventory.
                              (vi) Subject to Section 5:5-9(c)(ii) , the
          Borrowers shall reimburse the Agent for the Agent's out-of-pocket cost of up to four (4) such appraisals in any Twelve (12) month period during which this Agreement is in effect.
                              (vii) If such expense obligation arose while an Event of Default or an Availability Trigger Event has occurred and is continuing, the Borrowers shall reimburse the Agent for all such appraisals.
                    (a) The Borrowers shall reimburse the Agent for the Agent's out-of-pocket cost of commercial finance audits of the Borrowers' books and records as follows: (viii) Subject to Section 5:5-9(d)(ii), the Borrowers shall reimburse the Agent for the Agent's out-of-pocket cost of up to four (4) such audits in any Twelve (12) month period during which this Agreement is in effect.
                              (ix) If such expense obligation arose while an Event of Default or an Availability Trigger Event has occurred and is continuing, the Borrowers shall reimburse the Agent for all such audits. Revolving Credit Lenders, at their respective own expense, may accompany and observe any commercial finance audit of the Borrower's books which the Agent causes to be undertaken.

          510 -ADDITIONAL FINANCIAL INFORMATION.
                    (a) In addition to all other information required to be provided pursuant to this Article 5:, the Lead Borrower promptly shall provide the Agent (and any guarantor of the Liabilities), with such other and additional information concerning the Borrowers, the Collateral, the
operation of the  Borrowers' business,   and  the  Borrowers'   financial
condition, including original counterparts of financial reports and statements, as the Agent may from time to time request from the Lead Borrower.
                    (b) The Lead Borrower may provide the Agent, from time to time hereafter, with updated forecasts of the Borrowers' anticipated performance and operating results.
                    (c) In all events, the Lead Borrower, no earlier than Ninety
(90) days prior to the end of its fiscal year nor later than the last day of the first fiscal quarter of the Borrower's fiscal year, shall furnish the Agent with an updated and extended forecast which shall go out at least through the end of the subject fiscal year and shall include an income statement, balance sheet, and statement of cash flow, by month, each prepared in conformity with GAAP and consistent with the Borrowers' then current practices.
                    (d) The Agent and each of the Revolving Credit Lenders agrees that, except with the prior consent of the Lead Borrower, it will not disclose any confidential information with respect to the Borrowers which is now or in the future furnished pursuant to this Agreement or any other Loan Document, provided, however, that the Agent and each Revolving Credit Lender may disclose any such information as follows:
                              (ii) To the following (but only if the Person to whom so disclosed is instructed to treat the such information as confidential):
                                        (B) To its employees, Affiliates,
                    advisors or counsel.
                                        (C) To any prospective or actual
                    transferee or participant in connection with any contemplated transfer or participation of this Agreement, the Liabilities, or any interest therein by the Agent or any Revolving Credit Lender, which transfer or participation is permitted by the terms of this Agreement.
                                        (D) To the Agent and other Revolving
                    Credit Lenders.
                              (i) As has become generally available to the public.
                              (ii) As may be required or appropriate in any report, statement or testimony submitted to any municipal, state, or federal regulatory body having or claiming to have jurisdiction over the Agent or any Revolving Credit Lender.
                              (iii) As may be required or appropriate in respect to any summons or subpoena or in connection with any litigation
                              (iv) In order to comply with any law, order, regulation or ruling applicable to the Agent or any Revolving Credit Lender.

          511 -FINANCIAL PERFORMANCE COVENANTS. The Borrowers shall observe and comply with those financial performance covenants set forth on EXHIBIT 5:5-11, annexed hereto. Compliance with such financial performance covenants shall be made as if no Material Accounting Changes had been made (other than any Material Accounting Changes specifically taken into account in the setting of such covenants). The Agent may determine the Borrowers' compliance with such covenants based upon financial reports and statements provided by the Lead Borrower to the Agent (whether or not such financial reports and statements are required to be furnished pursuant to this Agreement) as well as by reference to interim financial information provided to, or commercially reasonably developed by, the Agent.

Article 6:        - USE OF COLLATERAL:

          61 -USE OF INVENTORY COLLATERAL.
                    (a) No Borrower shall engage in any sale or other disposition of Inventory which consists of:
                              (ii) Any sale or other disposition which is not for fair consideration in the conduct of the Borrowers' business in the ordinary course unless conducted as part of the House2Home Conversion and/or unless conducted in connection with any Store closure (including any Store sale) permitted by this Agreement.
                              (iii) Sales or other dispositions to creditors.
                              (iv) Sales or other dispositions in bulk except in connection with any Store closure permitted by this Agreement.
                              (v) Sales of any Collateral in breach of any provision of this Agreement. (a) No sale of Inventory by any Borrower shall be on consignment, approval, or under any other circumstances such that, with the exception of the Borrowers' customary return policy applicable to the return of inventory purchased by the Borrowers' retail customers in the ordinary course, such Inventory may be returned to a Borrower without the consent of the Agent.

          62 -INVENTORY QUALITY. All Inventory now owned or hereafter acquired by any Borrowers is and will be of good and merchantable quality and free from defects (other than (x) quality problems and defects within customary trade tolerances and (y) subject to insured casualties).

          63 -ADJUSTMENTS AND ALLOWANCES. Each Borrower may grant such allowances or other adjustments to that Borrower's Account Debtors (exclusive of extending the time for payment of any Account or Account Receivable in excess of $100,000.00, which shall not be done without first obtaining the Agent's prior written consent in each instance) as that Borrower may reasonably deem to accord with sound business practice.

          64 -VALIDITY OF ACCOUNTS.
                    (a) The amount of each Account shown on the books, records, and invoices of the Borrowers represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Borrowers.
                    (b) No Borrower has any knowledge of any impairment of the validity or collectibility of any of the Accounts which are included in the calculation of the Borrowing Base (except as stated therein and except as subject to adjustments to Credit Card Receivables in the ordinary course of business). The Lead Borrower shall notify the Agent of any material such
impairment   promptly  after  any  Borrower  becomes  aware  of  any  such impairment.

          65 -NOTIFICATION TO ACCOUNT DEBTORS. The Agent shall have the right (after any Event of Default has occurred and is continuing) to notify any of the Borrowers' Account Debtors to make payment directly to the Agent and to collect all amounts due on account of the Collateral.

Article 7: - CASH MANAGEMENT. PAYMENT OF LIABILITIES:

          71 -THE BLOCKED ACCOUNT.
                    (a) On the Restatement Date, the Blocked Account Agreement is in full force and effect.
                    (b) As a condition to the effectiveness of the amendment and restatement of this Agreement, the Lead Borrower shall deliver the following to the Agent:
                              (ii) Notices to each processor of any of credit card receipts of any of the Borrowers, each in form satisfactory to the Agent, which notices were not so delivered in connection with the execution of the 1999 Loan Agreement.
                              (iii) A notice,  addressed  generally to the
          depositories at which any Borrower maintains a DDA into which proceeds of the Borrower's sales are deposited, each in form satisfactory to the Agent, which notices were not so delivered in connection with the execution of the 1999 Loan Agreement.
                    (a) Upon the occurrence of any Event of Default or an Availability Trigger Event, then, in addition to any other rights to which the Agent is then entitled, the Agent may (and on instructions of the SuperMajority Lenders shall ) undertake the following (subject in all events to Section 7:7-1(d)).
                              (iv) Give notice to the Lock Box Bank to forward to the Boston Concentration Account, by ACH or wire transfer, the proceeds of all Receivables Collateral from time to time received by the Lock Box Bank.
                              (v) Give notice to each of the Borrowers' credit card processors to forward to the Boston Concentration Account, by ACH or wire transfer, the proceeds of all Receivables Collateral which such credit card processors otherwise would forward to or for the account of the Borrower.
                              (vi) Send a copy of the notice furnished pursuant to Section 7:7-1(b)(ii) (or pursuant to the cognate provision included in the 1999 Loan Agreement) to each depository at which any Borrower maintains a DDA into which proceeds of the Borrower's sales are deposited as described and to take such other steps as the Agent reasonably determines as appropriate to cause the Agent's dominion and control of Receipts, proceed, and collections.
                              (vii) Give notice to the Lead Borrower of the Agent's having exercised its rights pursuant to this Section 7:7-1(c). Following the occurrence of any event described in this
          Section 7:7-1(c), all Receipts, proceeds, and collections shall be held in trust by the Borrowers for the Agent and shall not be commingled with any of the Borrowers' other funds or deposited in any account of any Borrower other than as instructed by the Agent.
                    (a) If, following the Agent's exercise of any of its rights described in Section 7:7-1(c): (viii) If such exercise was on account of the occurrence of an Event of Default which is no longer continuing; or
                              (ix) If such exercise was on account of the occurrence of an Availability Trigger Event and an Availability Trigger Cure occurs thereafter, then the Agent, subject to its continuing rights thereafter under Section 7:7-1(c), shall take steps to reverse those actions which it had so taken pursuant to
          that   Section.
                    (a) The Borrower will not change its cash concentration procedures from those in place at the execution of this Agreement unless such change is coordinated with the Agent with a view towards the preservation and protection of the Agent's rights included in this Article 7:.

          72 -THE CONCENTRATION AND OPERATING ACCOUNTS.
                    (a) The following checking accounts have been or will be established (and are so referred to herein):
                              (ii) The "Boston Concentration Account" (so referred to herein): Established by the Agent with Fleet National Bank.
                              (iii) The "Operating Account" (so referred to herein): One more accounts established by the Lead Borrower with Fleet National Bank (the Operating Account is referred to as the "Disbursement Account" in the 1999 Loan Agreement).
                    (a) The Borrowers shall pay all fees and charges of, and maintain such impressed balances as may be required by the depository in which any account is opened as required hereby (even if such account is opened by and/ or is the property of the Agent.

          73 -PAYMENT OF LIABILITIES.
                    (a) On each Business Day, the Agent shall apply the then collected balance of the Boston Concentration Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Boston Concentration Account is maintained): First, towards the SwingLine Loans and Second, towards the unpaid balance of the Loan Account and all other Liabilities, provided, however, for purposes of the calculation of interest on the unpaid principal balance of the Loan Account, such payment shall be deemed to have been made One (1) Business Day after such transfer.
                    (b) The following rules shall apply to deposits and payments under and pursuant to this Agreement:
                              (ii) Funds shall be deemed to have been deposited to the Boston Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Agent by 2:00PM on that Business Day.
                              (iii) Funds paid to the Agent, other than by deposit to the Boston Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Agent by 2:00PM on that Business Day.
                              (iv) If notice of a deposit  to the Boston
          Concentration Account (Section 7:7-3(b)(i)) or payment (Section 7:7-3(b)(ii)) is not available to the Agent until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00AM on the then next Business Day.
                              (v) All deposits to the Boston Concentration
          Account and other payments to the Agent are subject to clearance and collection.
                    (a) The Agent shall transfer to the Operating Account any surplus in the Boston Concentration Account remaining after the application towards the Liabilities referred to in Section 7:7-3(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that
                              (vi) any Borrower is InDefault; and (vii) one or more L/C's are then outstanding, then the Agent may establish a funded reserve of up to 105% of the aggregate Stated Amounts of such L/C's. Such funded reserve shall either be (i) returned to the Borrowers in the event that no Borrower is InDefault or (ii) applied towards the Liabilities following the occurrence of any Event of Default described in Section 10:10-12 or Acceleration.

          74 -THE OPERATING ACCOUNT. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Borrower upon, and other disbursements shall be made by the Borrower solely from, the Operating Account or from its payroll account.

Article 8: - GRANT OF SECURITY INTEREST:

          81 -GRANT OF SECURITY INTEREST.       To secure the Borrowers' prompt,
punctual, and faithful performance of all and each of the Liabilities, each Borrower hereby grants to the Agent, for the ratable benefit of the Revolving Credit Lenders, a continuing security interest in and to, and assigns to the Agent, for the ratable benefit of the Revolving Credit Lenders, the following, and each item thereof, whether now owned or now due, or in which that Borrower has an interest, or hereafter acquired, arising, or to become due, or in which that Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following:
                    (a)      All Accounts and accounts receivable.
                    (b)      All Inventory.
                    (c)      All General Intangibles.
                    (d)      All Equipment.
                    (e)      All Goods.
                    (f)      All Farm Products.
                    (g)      All Fixtures.
                    (h)      All Chattel Paper.
                    (i)      All Letter-of-Credit Rights.
                    (j)      All Payment Intangibles.
                    (k)      All Supporting Obligations.
                    (l)      All Real Estate Collateral.
                    (m) All books, records, and information relating to the Collateral and/or to the operation of each Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.
                    (n) All Investment Property, Instruments, Documents, Deposit Accounts, money, policies and certificates of insurance, deposits, impressed accounts, compensating balances, cash, or other property.
                    (o) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing. (8:8-1(a) through 8:8-1(n)) or otherwise.
                    (p) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8:8-1(a) through 8:8-1(o)), including the right of stoppage in transit.

          82 -EXTENT AND DURATION OF SECURITY INTEREST.
                    (a) The security interest created herein is subject to any applicable Collateral Interest Restrictions.
                    (b) The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by any Borrower to the Agent and shall continue in full force and effect applicable to all Liabilities until both (a) all Liabilities have been paid and/or satisfied in full and (b) the security interest created herein is specifically terminated in writing by a duly authorized officer of the Agent.

          83 -PERMITTED REAL ESTATE TRANSACTIONS. The Agent shall execute all such documents as the Lead Borrower from time to time may request to facilitate the consummation of a Permitted Real Estate Transaction, including the release and discharge of any Collateral Interest which the Agent then holds on the Real Estate Collateral which is subject of such Permitted Real Estate Transaction.

Article 9: - AGENT AS BORROWER'S ATTORNEY-IN-FACT:

          91 -APPOINTMENT   AS   ATTORNEY-IN-FACT.   Each  Borrower  hereby
irrevocably constitutes and appoints the Agent (acting through any of its officers) as that Borrower's true and lawful attorney, with full power of substitution, following the occurrence and during the continuance of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of that Borrower, but for the sole benefit of the Agent and the Revolving Credit Lenders. The rights and powers granted the Agent by this appointment include but are not limited to the right and power to:
                    (a) Prosecute, defend, compromise, or release any action relating to the Collateral.
                    (b) Sign change of address forms to change the address to which each Borrower's mail is to be sent to such address as the Agent shall designate; receive and open each Borrower's mail; remove any Receivables
Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Lead Borrower or to any trustee in bankruptcy or receiver of the Lead Borrower, or other legal representative of a Borrower whom the Agent determines to be the appropriate person to whom to so turn over such mail.
                    (c) Endorse the name of the relevant Borrower in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the relevant Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.
                    (d) Sign the name of the relevant Borrower on any notice to that Borrower's Account Debtors or verification of the Receivables Collateral; sign the relevant Borrower's name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.
                    (e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which any Borrower is a beneficiary.
                    (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of each Borrower. (g) Use, license or transfer any or all General Intangibles of each Borrower.

          92 -NO OBLIGATION TO ACT. The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9:9-1 herein, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

Article 10: - EVENTS OF DEFAULT:
         The occurrence of any event described in this Article 10: respectively shall constitute an "Event of Default" herein.

          101 -FAILURE TO PAY REVOLVING CREDIT. The failure by any Borrower to pay any principal or interest when due under the Revolving Credit.

          102 -FAILURE TO MAKE OTHER PAYMENTS. The failure by any Borrower to pay within five (5) days of when due, any, fee, or other payment Liability (other than as set forth in Section 10:10-1, above) under any of the Loan Documents.

          103 -FAILURE TO PERFORM COVENANT OR LIABILITY (NO GRACE PERIOD). The failure by any Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 10:10-1 or Section 10:10-2 hereof, and included in any of the following provisions hereof:
                         Section             Relates to:
                         -------             -----------
                         4:4-5               Location of Collateral
                         4:4-7               Title to Assets
                         4:4-8               Indebtedness
                         4:4-9               Insurance Policies
                         4:4-15(c)           Tax Liens
                         4:4-20              Dividends. Investments. Other
                                             Corporate Actions
                         4:4-24              Affiliate Transactions
                         5:5-11              Financial Performance Covenants
                         6:6-1               Use of Inventory Collateral
                         Article 7:          Cash Management

          104 -FINANCIAL REPORTING REQUIREMENTS. The failure by the Lead Borrower or any Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with the financial reporting requirements included in
Article 5:, subject, however, to the following limited number of grace periods applicable to certain of those requirements:

===================================== ================== ========================== ================================
REPORT / STATEMENT                    REQUIRED BY        GRACE PERIOD               NUMBER OF GRACE PERIODS
                                      SECTION
===================================== ================== ========================== ================================

Weekly Borrowing Base                 5:5-4              One Business Day           Six  in any 12 months

------------------------------------- ------------------ -------------------------- --------------------------------

Monthly Reports                       5:5-5              Six Business Days          Three in any 12 months

------------------------------------- ------------------ -------------------------- --------------------------------

Notice of Change in Senior Officers   5:5-3(a)(i)        Twenty Days                One in any 12 months

------------------------------------- ------------------ -------------------------- --------------------------------

Notice of Material Adverse Change     5:5-3(a)(iv)       Ten Business Days          One in any 12 months

------------------------------------- ------------------ -------------------------- --------------------------------

Retain Accountants                    5:5-3(a)(vi)       Twenty Days                Once

------------------------------------- ------------------ -------------------------- --------------------------------

          105 -FAILURE TO PERFORM COVENANT OR LIABILITY (GRACE PERIOD). The failure by any Borrower, twenty (20) days following the earlier, with respect to that Borrower's failure to promptly, punctually and faithfully perform, discharge, or comply with any covenant or Liability not described in any of Sections 10:10-1, 10:10-2, 10:10-3, or 10:10-4 hereof, to have cured such failure:
                    (a) That Borrower's knowledge of such failure to perform, discharge, or comply.
                    (b) Written notice from the Agent to the Lead Borrower of such failure to perform, discharge or comply.

          106 -MISREPRESENTATION. Any representation or warranty at any time made by any Borrower to the Agent or any Revolving Credit Lender was not true or complete in all material respects when given.

          107 -ACCELERATION OF OTHER DEBT. BREACH OF LEASE. The occurrence of any event such that any Indebtedness of any Borrower in excess of $5 Million to any creditor other than the Agent or any Revolving Credit Lender could be accelerated or, without the consent of any Borrower, any Leases with monthly base rent aggregating not less than $200,000.00 could be terminated prior to their stated termination date (whether or not the subject creditor or lessor takes any action on account of such occurrence).

          108 -DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any breach of any covenant or failure timely to discharge any Liability imposed by, or of any default under, any agreement (including any Loan Document) between the Agent or any Revolving Credit Lender and any Borrower or instrument given by any Borrower to the Agent or any Revolving Credit Lender and the expiry, without cure, of any applicable grace period (notwithstanding that the subject Agent or Revolving Credit Lender may not have exercised all or any of its rights on account of such breach or default).

          109 -UNINSURED LOSS. The occurrence, in consequence of any single event or series of connected events, of the uninsured loss, theft, damage, or destruction of or to the Collateral in excess of the following:
                    (a) If an Availability Trigger Event has occurred and is then continuing (i.e. no Availability Cure has thereafter occurred): In excess of $5 Million.
                    (b) Under all circumstances other than as described in
Section 10:10-9(a): $10 Million.

          1010 -ATTACHMENT. JUDGMENT. RESTRAINT OF BUSINESS.
                    (a) The service of process upon the Agent or any Revolving Credit Lender or any Participant seeking to attach, by trustee, mesne, or other process, any of funds of any Borrower on deposit with, or assets of any Borrower in the possession of, the Agent or that Revolving Credit Lender or such Participant.
                    (b) The entry of any judgment against any Borrower, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry and which judgment, when added to all other money judgments, aggregates in excess of $100,000.00.
                    (c) The occurrence of any Material Adverse Effect.

          1011 -BUSINESS FAILURE. Any act by, against, or relating to any Borrower, or its property or assets, which act constitutes the determination, by any Borrower, to initiate a program of partial or total self-liquidation (not
otherwise permitted by  this  Agreement);   application  for,  consent  to,  or
sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of any Borrower's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for any Borrower; the offering by or entering into by any Borrower of any composition, extension, or any other arrangement seeking relief from or extension of the debts of any Borrower; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including any Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of any Borrower of the liquidation or winding up of all or any part of any Borrower's business or operations, and if such action is initiated against any Borrower, it is not timely contested, or if so timely contested, is not dismissed within sixty (60) days of when initiated.

          1012 -BANKRUPTCY. The failure by any Borrower to generally pay the debts of that Borrower as they mature; adjudication of bankruptcy or insolvency relative to any Borrower; the entry of an order for relief or similar order with respect to any Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by any Borrower initiating any matter in which any Borrower is or may be granted any relief from the debts of that Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against any Borrower initiating any matter in which that Borrower is or may be granted any relief from the debts of that Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by that Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when filed.

          1013 -DEFAULT BY GUARANTOR OR AFFILIATE. The occurrence of any of the foregoing Events of Default with respect to any guarantor of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any such guarantor as if such guarantor were a "Borrower" described therein.

          1014 -INDICTMENT - FORFEITURE. The indictment of, or institution of any legal process or proceeding against, any Borrower, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of that Borrower and/or the imposition of any stay or other order, the effect of which, could reasonably be expected to have a Material Adverse Effect.

          1015 -TERMINATION OF GUARANTY. The termination or attempted termination of any guaranty by any guarantor of the Liabilities.

          1016 -CHALLENGE TO LOAN DOCUMENTS.
                    (a) Any challenge by or on behalf of any Borrower or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.
                    (b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

          1017 -CHANGE IN CONTROL.  Any Change in Control.

Article 11: - RIGHTS AND REMEDIES UPON DEFAULT:

          111 -ACCELERATION. Upon the occurrence of any Event of Default as described in Section 10:10-12, all Indebtedness of the Borrower to the Revolving Credit Lenders shall be immediately due and payable. Upon the occurrence of any Event of Default other than as described in Section 10:10-12, the Agent may (and on the issuance of Acceleration Notice(s) requisite to the causing of Acceleration, the Agent shall) declare all Indebtedness of the Borrower to the Revolving Credit Lenders to be immediately due and payable and may exercise all of the Agent's Rights and Remedies as the Agent from time to time thereafter determines as appropriate, including those rights and remedies set forth in this Article 11:.

          112 -RIGHTS OF ENFORCEMENT. The Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Agent shall have all and each of the following rights and remedies:
                    (a) To give notice to any bank at which any DDA or Blocked Account is maintained and in which Proceeds of Collateral are deposited, to turn over such Proceeds directly to the Agent.
                    (b) To give notice to any customs broker of any of the Borrowers to follow the instructions of the Agent as provided in any written agreement or undertaking of such broker in favor of the Agent.
                    (c) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.
                    (d) To take possession of all or any portion of the Collateral.
                    (e) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Agent deems advisable and with or without the taking of possession of any of the Collateral.
                    (f) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.
                    (g) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.
                    (h) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

          113 -SALE OF  COLLATERAL.
                    (a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Agent's disposition of the Collateral.
                    (b) The Agent, in the exercise of the Agent's rights and remedies upon default, may conduct one or more going out of business sales, in the Agent's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Borrower. The Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Agent or such agent or contractor and neither any Borrower nor any Person claiming under or in right of any Borrower shall have any interest therein.
                    (c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide the Lead Borrower such notice as may be practicable under the circumstances), the Agent shall give the Lead Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Borrower agrees that such written notice shall satisfy all requirements for notice to that Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Agent's rights and remedies upon default.
                    (d) The Agent and any Revolving Credit Lender may purchase the Collateral, or any portion of it at any sale held under this Article.
                    (e) If any of the Collateral is sold, leased, or otherwise disposed of by the Agent on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Agent.
                    (f) The Agent shall apply the proceeds of the Agent's exercise of its rights and remedies upon default pursuant to this Article 11: in accordance with Sections 13:13-6 and 13:13-7.

          114 -OCCUPATION OF BUSINESS LOCATION. In connection with the Agent's exercise of the Agent's rights under this Article 11:, the Agent may enter upon, occupy, and use any premises owned or occupied by each Borrower, and may exclude each Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Agent. The Agent shall not be required to remove any of the Collateral from any such premises upon the Agent's taking possession thereof, and may render any Collateral unusable to the Borrowers. In no event shall the Agent be liable to any Borrower for use or occupancy by the Agent of any premises pursuant to this Article 11:, nor for any charge (such as wages for any Borrower's employees and utilities) incurred in connection with the Agent's exercise of the Agent's Rights and Remedies.

          115 -GRANT OF NONEXCLUSIVE LICENSE. Each Borrower hereby grants to the Agent a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which any Borrower now or hereafter has rights, such license being with respect to the Agent's
exercise of the rights hereunder including, without limitation,   in  connection
with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

          116 -ASSEMBLY OF COLLATERAL. The Agent may require any Borrower to assemble the Collateral and make it available to the Agent at the Borrowers' sole risk and expense at a place or places which are reasonably convenient to both the Agent and the Lead Borrower.

          117 -RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (herein, the Agent's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute, a waiver thereof. o waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent's Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any person, at any time, shall preclude the other or further exercise of the Agent's Rights and Remedies. No waiver by the Agent of any of the Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agent's Rights and Remedies may be exercised at such time or times and in such order of preference as the Agent may determine. The Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

Article 12: - REVOLVING CREDIT FUNDINGS AND DISTRIBUTIONS:

          121 -REVOLVING CREDIT FUNDING PROCEDURES.  Subject to Section 12:12-2:
                    (a) The Agent shall advise each Revolving Credit Lender, no later than 2:00PM on a date on which any Revolving Credit Loan (other than a SwingLine Loan) is to be made on that date. Such advice, in each instance, may be by telephone or facsimile transmission, provided that if such advice is by telephone, it shall be confirmed in writing. Advice of a Revolving Credit Loan shall include the amount of and interest rate applicable to the subject Revolving Credit Loan.
                    (b) Subject to that Revolving Credit Lender's Revolving Credit Dollar Commitment, each Revolving Credit Lender, by no later than the end of business on the day on which the subject Revolving Credit Loan is to be made, shall Transfer that Revolving Credit Lender's Revolving Credit Percentage Commitment of the subject Revolving Credit Loan to the Agent.

          122 -SWINGLINE LOANS.
                    (a) In the event that, when a Revolving Credit Loan is requested, the aggregate unpaid balance of the SwingLine Loan is less than the SwingLine Loan Ceiling, then the SwingLine Lender may advise the Agent that the SwingLine Lender has determined to include up to the amount of the requested Revolving Credit Loan as part of the SwingLine Loan. In such event, the SwingLine Lender shall Transfer the amount of the requested Revolving Credit Loan to the Agent.
                    (b) The SwingLine Loan shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate as follows:
                              (ii) At any time and from time to time, the SwingLine Lender may advise the Agent that all, or any part of the SwingLine Loan is to be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate.
                              (iii) At the initiation of a Liquidation, the then entire unpaid principal balance of the SwingLine Loan shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate. In either such event, the Agent shall advise each Revolving Credit Lender of such conversion as if, and with the same effect as if such conversion were the making of a Revolving Credit Loan as provided in Section 12:12-1.
                    (a) The SwingLine Lender, in separate capacities, may also be the Agent and a Revolving Credit Lender.
                    (b) The SwingLine Lender, in its capacity as SwingLine Lender, is not a "Revolving Credit Lender" for any of the following purposes:
                              (iv) Except as otherwise specifically provided in the relevant Section, any distribution pursuant to Section 13:13-6.
                              (v) Determination of whether the requisite Loan Commitments have Consented to action requiring such Consent.

          123 -AGENT'S COVERING OF FUNDINGS:
                    (a) Each Revolving Credit Lender shall make available to the Agent, as provided herein, that Revolving Credit Lender's Revolving Credit Percentage Commitment of the following:
                              (ii) Each Revolving Credit Loan, up to the maximum amount of that Revolving Credit Lender's Revolving Credit Dollar Commitment of the Revolving Credit Loans.
                              (iii) Up to the maximum amount of that Revolving Credit Lender's Revolving Credit Dollar Commitment of each L/C Drawing (to the extent that such L/C Drawing is not "covered" by a Revolving Credit Loan as provided herein).
                    (a) In all circumstances, the Agent may:
                              (iv) Assume that each Revolving Credit Lender, subject to Section 12:12-3(a), timely shall make available to the Agent that Revolving Credit Lender's Revolving Credit Percentage Commitment of each Revolving Credit Loan, notice of which is provided pursuant to Section 12:12-1.
                              (v) In reliance upon such assumption, make available the corresponding amount to the Borrowers.
                              (vi) Assume that each Revolving Credit Lender timely shall pay, and shall make available, to the Agent all other amounts which that Revolving Credit Lender is obligated to so pay and/or make available hereunder or under any of the Loan Documents.
                    (a) In the event that, in reliance upon any of such assumptions, the Agent makes available, a Revolving Credit Lender's Revolving Credit Percentage Commitment of one or more Revolving Credit Loans, or any other amount to be made available hereunder or under any of the Loan Documents, which amount a Revolving Credit Lender (a "Delinquent Revolving Credit Lender") fails to provide to the Agent within One (1) Business Day of written notice of such failure, then: (vii) The amount which had been made available by the Agent is an " Agent's Cover" (and is so referred to herein).
                              (viii) All interest paid by the Borrowers on account of the Revolving Credit Loan or coverage of the subject L/C Drawing which consist of the Agent's Cover shall be retained by the Agent until the Agent's Cover, with interest, has been paid.
                              (ix) The Delinquent Revolving Credit Lender shall pay to the Agent, on demand, interest at a rate equal to the prevailing federal funds rate on any Agent's Cover in respect of that Delinquent Revolving Credit Lender
                              (x) The Agent shall have succeeded to all rights to payment to which the Delinquent Revolving Credit Lender otherwise would have been entitled hereunder in respect of those amounts paid by or in respect of the Borrowers on account of the Agent's Cover together with interest until it is repaid. Such payments shall be deemed made first towards the amounts in respect of which the Agent's Cover was provided and only then towards amounts in which the Delinquent Revolving Credit Lender is then participating. For purposes of distributions to be made pursuant to Section 12:12-4(a) (which relates to ordinary course distributions) or Section 13:13-6 (which relates to distributions of proceeds of a Liquidation) below, amounts shall be deemed distributable to a Delinquent Revolving Credit Lender (and consequently, to the Agent to the extent to which the Agent is then entitled) at the highest level of distribution (if applicable) at which the Delinquent Revolving Credit Lender would otherwise have been entitled to a distribution.
                              (xi) Subject to Subsection 12:12-3(c)(iv), the Delinquent Revolving Credit Lender shall be entitled to receive any payments from the Borrowers to which the Delinquent Revolving Credit Lender is then entitled, provided however there shall be deducted from such amount and retained by the Agent any interest to which the Agent is then entitled on account of Section 12:12-3(c)(ii), above.
                    (a) A Delinquent Revolving Credit Lender shall not be relieved of any obligation of such Delinquent Revolving Credit Lender hereunder (all and each of which shall constitute continuing obligations on the part of any Delinquent Revolving Credit Lender).
                    (b) A Delinquent Revolving Credit Lender may cure its status as a Delinquent Revolving Credit Lender by paying the Agent the aggregate of the following:
                              (xii) The Agent's Cover (to the extent not
previously repaid by the Borrowers and retained by the Agent in accordance with Subsection 12:12-3(c)(iv), above) with respect to that Delinquent Revolving Credit Lender.
                           Plus

                              (xiii) The aggregate of the amount payable under Subsection 12:12-3(c)(iii), above (which relates to interest to be paid by that Delinquent Revolving Credit Lender).

                           Plus

                              (xiv) All such costs and expenses as may be incurred by the Agent in the enforcement of the Agent's rights against such Delinquent Revolving Credit Lender.

          124 -ORDINARY COURSE DISTRIBUTIONS. (This Section 12:12-4 applies unless the provisions of Section 13:13-6 (which relates to distributions in the event of a Liquidation) becomes operative).
                    (a) Weekly, on such day as may be set from time to time by the Agent (or more frequently at the Agent's option) the Agent and each Revolving Credit Lender shall settle up on amounts advanced under the Revolving Credit and collected funds received in the Concentration Account.
                    (b) The Agent shall distribute to the SwingLine Lender and to each Revolving Credit Lender, such Person's respective Pro-Rata share of interest payments on the Revolving Credit Loans when actually received and collected by the Agent(excluding the one Business Day for settlement provided for in Section 7:7-3(a), which shall be for the account of the Agent only).
For purposes of calculating interest due to a Revolving Credit Lender, that Revolving Credit Lender shall be entitled to receive interest on the actual amount contributed by that Revolving Credit Lender towards the principal balance of the Revolving Credit Loans outstanding during the applicable period covered by the interest payment made by the Borrowers. Any net principal reductions to the Revolving Credit Loans received by the Agent in accordance with the Loan Documents during such period shall not reduce such actual amount so contributed, for purposes of calculation of interest due to that Revolving Credit Lender, until the Agent has distributed to that Revolving Credit Lender its pro-rata share thereof.
                    (c) The Agent shall distribute fees paid on account of the Revolving Credit, as follows:
                              (ii) Revolving Credit Commitment Fee: As provided by separate agreement between the Agent and each respective Revolving Credit Lender.
                              (iii) Agent's Fee: Retained by and for the account of the Agent.
                              (iv) Fees described in Section 2:2-21(b) (which relates to fees associated with, among other things, the issuance of L/C's): Retained by the Issuer.
                              (v) All other fees: To the Revolving Credit
          Lenders, based on their respective Revolving Credit Percentage Commitments, except that no Revolving Credit Lender shall have any interest in, or right to receive any part of any interest which reflects "float" as described in the proviso included in Section 7:7-3(a). Any such float shall be for the account of the Agent only.
                    (a) No Revolving Credit Lender shall have any interest in, or right to receive any part of, the Agent's Fee to be paid by the Borrowers to the Agent pursuant to this Agreement.
                    (b) Any amount received by the Agent as reimbursement for any cost or expense (including without limitation, attorneys' reasonable fees) shall be distributed by the Agent to that Person which is entitled to such reimbursement as provided in this Agreement (and if such Person(s) is (are) the Revolving Credit Lenders, pro-rata based upon their respective Revolving Credit Commitment Percentages at the date on which the expense, in respect of which such reimbursement is being made, was incurred).
                    (c) Each distribution pursuant to this Section 12:12-4 is subject to Section 12:12-3(c), above.

Article 13: - ACCELERATION AND LIQUIDATION:

          131 -ACCELERATION NOTICES
                    (a) The Agent may give the Revolving Credit Lenders an Acceleration Notice at any time following the occurrence of an Event of Default.
                    (b) The SuperMajority Lenders may give the Agent an Acceleration Notice at any time following the occurrence of an Event of Default. Such notice may be by multiple counterparts, provided that counterparts executed by the requisite Revolving Credit Lenders are received by the Agent within a period of five (5) consecutive Business Days.

          132 -ACCELERATION  Unless  stayed by judicial or statutory  process,
the Agent shall Accelerate  the  Revolving  Credit   Obligations  within  a
commercially reasonable time following:
                    (a) The Agent's giving of an Acceleration Notice to the Revolving Credit Lenders as provided in Section 13:13-1(a).
                    (b) The Agent's receipt of an Acceleration Notice from the SuperMajority Lenders, in compliance with Section 13:13-1(b) .

          133 -INITIATION OF LIQUIDATION Unless stayed by judicial or statutory process, a Liquidation shall be initiated by the Agent within a commercially reasonable time following Acceleration of the Revolving Credit Obligations.

          134 -ACTIONS AT AND FOLLOWING INITIATION OF LIQUIDATION (a) At the initiation of a Liquidation:
                              (ii) The unpaid principal balance of the SwingLine Loan (if any) shall be converted, pursuant to Section 12:12-2(b)(ii), to a Revolving Credit Loan in which all Revolving Credit Lenders participate.
                              (iii) The Agent and the Revolving Credit Lenders shall "net out" each Revolving Credit Lender's respective contributions towards the Revolving Credit Loans, so that each Revolving Credit Lender holds that Revolving Credit Lender's Revolving Credit Percentage Commitment of the Revolving Credit Loans and advances.
                    (a) Following the initiation of a Liquidation, each Revolving Credit Lender shall contribute, towards any L/C thereafter honored and not immediately reimbursed by the Borrowers, that Revolving Credit Lender's Revolving Credit Percentage Commitment of such honoring.

          135 -AGENT'S CONDUCT OF LIQUIDATION
                    (a) Any Liquidation shall be conducted by the Agent, with the advice and assistance of the Revolving Credit Lenders.
                    (b) The Agent may establish one or more Nominees to "bid in" or otherwise acquire ownership to any Post Foreclosure Asset.
                    (c) The Agent shall manage the Nominee and manage and dispose of any Post Foreclosure Assets with a view towards the realization of the economic benefits of the ownership of the Post Foreclosure Assets and in such regard, the Agent and/or the Nominee may operate, repair, manage, maintain, develop, and dispose of any Post Foreclosure Asset in such manner as the Agent determines as appropriate under the circumstances.
                    (d) The Agent may decline to undertake or to continue taking a course of action or to execute an action plan (whether proposed by the Agent or any Revolving Credit Lender) unless indemnified to the Agent's satisfaction by the Revolving Credit Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take that course of action or action plan, except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which the Agent has had an opportunity to be heard) that the Agent had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.
                    (e) Each Revolving Credit Lender shall execute all such instruments and documents not inconsistent with the provisions of this Agreement as the Agent and/or the Nominee reasonably may request with respect to the creation and governance of any Nominee, the conduct of the Liquidation, and the management and disposition of any Post Foreclosure Asset.

          136 -DISTRIBUTION OF LIQUIDATION PROCEEDS:
                    (a) The Agent may establish one or more reasonably funded reserve accounts into which proceeds of the conduct of any Liquidation may be deposited in anticipation of future expenses which may be incurred by the Agent in the exercise of rights as a secured creditor of the Borrowers and prior claims which the Agent anticipates may need to be paid.
                    (b) The Agent shall distribute the net proceeds of Liquidation in accordance with the relative priorities set forth in Section 13:13-7.
                    (c) Each Revolving Credit Lender, on the written request of the Agent and/or any Nominee, not more frequently than once each month, shall reimburse the Agent and/or any Nominee, Pro-Rata, for any cost or expense reasonably incurred by the Agent and/or the Nominee in the conduct of a Liquidation, which amount is not covered out of current proceeds of the Liquidation, which reimbursement shall be paid over to and distributed by the Agent.

          137 -RELATIVE PRIORITIES TO PROCEEDS OF LIQUIDATION The relative priorities to the proceeds of a Liquidation are as follows:
                    (a) To the Agent as reimbursement for all reasonable third party costs and expenses incurred by the Agent and to Lenders' Special Counsel and to any funded reserve established pursuant to Section 13:13-6(a); and then
                    (b) To the SwingLine Lender, on account of any SwingLine loans not converted to Revolving Credit Loans pursuant to Section 13:13-4(a)(i); and then
                    (c) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to the unpaid principal balance of the Revolving Credit; and then
                    (d) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to accrued interest on the Revolving Credit; and then
                    (e) To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to those fees distributable hereunder to the Revolving Credit Lenders; and then
                    (f) To any Delinquent Revolving Credit Lenders, pro-rata to amounts to which such Revolving Credit Lenders otherwise would have been entitled pursuant to Sections 13:13-7(c), 13:13-7(d), 13:13-7(e) ; and then
                    (g) To the Revolving Credit Lenders, pro-rata, to the extent of the Revolving Credit Early Termination Fee; and then
                    (h) To any other Liabilities.

Article 14: - THE AGENT:

          141 -APPOINTMENT OF THE AGENT
                    (a) Each Lender appoints and designates Fleet Retail Finance Inc. as the "Agent" hereunder and under the Loan Documents.
                    (b) Each Revolving Credit Lender authorizes the Agent:
                              (ii) To execute those of the Loan Documents and all other instruments relating thereto to which the Agent is a party.
                              (iii) To take such action on behalf of the Revolving Credit Lenders and to exercise all such powers as are expressly delegated to the Agent hereunder and in the Loan Documents and all related documents, together with such other powers as are reasonably incident thereto.
                    (a) The CIT Group/ Business Credit, Inc. has been granted the title of "Documentation Agent", in which capacity, it shall not have any rights nor any responsibilities. It may resign such position, at any time, on written notice to the Agent; and shall cease to be Documentation Agent contemporaneous with its ceasing to be a Revolving Credit Lender.
                    (b) Foothill Capital Corporation has been granted the title of "Syndication Agent", in which capacity, it shall not have any rights nor any responsibilities. It may resign such position, at any time, on written notice to the Agent; and shall cease to be Syndication Agent contemporaneous with its ceasing to be a Revolving Credit Lender.

          142 -RESPONSIBILITIES OF AGENT
                    (a) The Agent shall not have any duties or responsibilities to, or any fiduciary relationship with, any Revolving Credit Lender except for those expressly set forth in this Agreement.
                    (b) Neither the Agent nor any of its Affiliates  shall be
responsible to any Revolving Credit Lender for any of the following:
                              (ii) Any recitals, statements, representations or warranties made by any Borrower or any other Person.
                              (iii) Any appraisals or other assessments of the assets of any Borrower or of any other Person responsible for or on account of the Liabilities.
                              (iv) The   value,   validity,    effectiveness,
          genuineness, enforceability, or sufficiency of the Loan Agreement, the Loan Documents or any other document referred to or provided for therein.
                              (v) Any failure by any Borrower or any other
          Person (other than the Agent) to perform its obligations under the Loan Documents.
                    (a) The Agent may employ attorneys, accountants, and other
professionals  and  agents  and   attorneys-in-fact   and  shall  not  be
responsible for the negligence or misconduct of any such attorneys, accountants, and other professionals or agents or attorneys-in-fact selected by the Agent with reasonable care. No such attorney, accountant, other professional, agent, or attorney-in-fact shall be responsible for any action taken or omitted to be taken by any other such Person.
                    (b) Neither the Agent, nor any of its directors, officers, or employees shall be responsible for any action taken or omitted to be taken or omitted to be taken by any other of them in connection herewith in reliance upon advice of its counsel nor, in any other event except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which such Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.
                    (c) The  Agent  shall  not  have  any responsibility  in any event for more funds than the Agent actually receives and collects.
                    (d) The Agent, in its separate capacity as a Revolving
Credit Lender, shall have the same rights and powers hereunder as any other Revolving Credit Lender.

          143 -CONCERNING DISTRIBUTIONS BY THE AGENT
                    (a) The Agent in the Agent's reasonable discretion based upon the Agent's determination of the likelihood that additional payments will be received, expenses incurred, and/or claims made by third parties to all or a portion of such proceeds, may delay the distribution of any payment received on account of the Liabilities.
                    (b) The Agent may disburse funds prior to determining that the sums which the Agent expects to receive have been finally and unconditionally paid to the Agent. If and to the extent that the Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Revolving Credit Lender to whom the Agent made the funds available, on demand from the Agent, shall refund to the Agent the sum paid to that person.
                    (c) If, in the reasonable opinion of the Agent, the distribution of any amount received by the Agent might involve the Agent in liability, or might be prohibited hereby, or might be questioned by any Person, then the Agent may refrain from making distribution until the Agent's right to make distribution has been adjudicated by a court of competent jurisdiction.
                    (d) The proceeds of any Revolving Credit Lender's exercise of any right of, or in the nature of, set-off shall be deemed, First, to the extent that a Revolving Credit Lender is entitled to any distribution hereunder, to constitute such distribution and Second, shall be shared with the other Revolving Credit Lenders as if distributed pursuant to (and
shall be deemed as distributions   under)  Section  13:13-7.
                    (e) Each Revolving Credit Lender recognizes that the crediting of the Borrowers with the "proceeds" of any transaction in which a Post Foreclosure Asset is acquired is a non-cash transaction and that, in consequence, no distribution of such "proceeds" will be made by the Agent to any Revolving Credit Lender.
                    (f) In the event that (x) a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid or disgorged or (y) the SuperMajority Lenders determine to effect such repayment or disgorgement, then each Revolving Credit Lender to which any such distribution shall have been made shall repay, to the Agent which had made such distribution, that Revolving Credit Lender's Pro-Rata share of the amount so adjudged or determined to be repaid or disgorged.

          144 -DISPUTE RESOLUTION: Any dispute among the Revolving Credit Lenders and/or the Agent concerning the interpretation, administration, or enforcement of the financing arrangements contemplated by this or any other Loan Document or the interpretation or administration of this or any other Loan Document which cannot be resolved amicably shall be resolved in the United States District Court for the District of Massachusetts, sitting in Boston or in the Superior Court of Suffolk County, Massachusetts, to the jurisdiction of which courts each Revolving Credit Lender hereto hereby submits.

          145 -DISTRIBUTIONS OF NOTICES AND OF DOCUMENTS The Agent will forward to each Revolving Credit Lender, promptly after the Agent's receipt thereof, a copy of each notice or other document furnished to the Agent pursuant to this Agreement, including monthly, quarterly, and annual financial statements received from the Lead Borrower pursuant to Article 5: of this Agreement, other than any of the following:
                    (a) Routine communications associated with requests for Revolving Credit Loans and/or the issuance of L/C's.
                    (b)  Routine  or  nonmaterial communications.
                    (c) Any notice or document required by any of the Loan Documents to be furnished to the Revolving Credit Lenders by the Lead Borrower.
                    (d) Any notice or document of which the Agent has knowledge that such notice or document had been forwarded to the Revolving Credit Lenders other than by the Agent.

          146 -CONFIDENTIAL INFORMATION
                    (a) Each Revolving Credit Lender will maintain, as confidential, all of the following:
                              (ii) Proprietary approaches, techniques, and methods of analysis which are applied by the Agent in the administration of the credit facility contemplated by this Agreement.
                              (iii) Proprietary forms and formats utilized by the Agent in providing reports to the Revolving Credit Lenders pursuant hereto, which forms or formats are not of general currency.
                    (a) Nothing included herein shall prohibit the disclosure of any such information as may be required to be provided by judicial process or by regulatory authorities having jurisdiction over any party to this Agreement.

          147 -RELIANCE BY AGENT The Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex, or facsimile) reasonably believed by the Agent to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of attorneys, accountants and other experts selected by the Agent. As to any matters not expressly provided for in this Agreement, any Loan Document, or in any other document referred to therein, the Agent shall in all events be fully protected in acting, or in refraining from acting, in accordance with the applicable Consent required by this Agreement. Instructions given with the requisite Consent shall be binding on all Revolving Credit Lenders.

          148 -NON-RELIANCE ON AGENT AND OTHER REVOLVING CREDIT LENDERS
                    (a) Each Revolving Credit Lender represents to all other Revolving Credit Lenders and to the Agent that such Revolving Credit Lender:
                              (ii) Independently and without reliance on any representation or act by Agent or by any other Revolving Credit Lender, and based on such documents and information as that Revolving Credit Lender has deemed appropriate, has made such Revolving Credit Lender's own appraisal of the financial condition and affairs of the Borrowers and decision to enter into this Agreement.
                              (iii) Has relied upon that Revolving Credit Lender's review of the Loan Documents by that Revolving Credit Lender and by counsel to that Revolving Credit Lender as that Revolving Credit Lender deemed appropriate under the circumstances.
                    (a) Each Revolving Credit Lender agrees that such Revolving Credit Lender, independently and without reliance upon Agent or any other Revolving Credit Lender, and based upon such documents and information as such Revolving Credit Lender shall deem appropriate at the time, will continue to make such Revolving Credit Lender's own appraisals of the financial condition and affairs of the Borrowers when determining whether to take or not to take any discretionary action under this Agreement.
                    (b) The Agent, in the discharge of that Agent's duties hereunder, shall not be required to make inquiry of, or to inspect the properties or books of, any Person.
                    (c) Except for notices, reports, and other documents and information expressly required to be furnished to the Revolving Credit Lenders by the Agent hereunder (as to which, see Section 14:14-5), the Agent shall not have any affirmative duty or responsibility to provide any Lender with any credit or other information concerning any Person, which information may come into the possession of Agent or any Affiliate of the Agent.
                    (d) Each Revolving Credit Lender, at such Revolving Credit Lender's request, shall have reasonable access to all nonprivileged documents in the possession of the Agent, which documents relate to the Agent's performance of its duties hereunder.

          149 -INDEMNIFICATION Without limiting the liabilities of the Borrowers under any this or any of the other Loan Documents, each Revolving Credit Lender shall indemnify the Agent, Pro-Rata, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including attorneys' reasonable fees and expenses and other out-of-pocket expenditures) which may at any time be imposed on, incurred by, or asserted against the Agent and in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of terms hereof or thereof or of any such other documents, provided, however, no Revolving Credit Lender shall be liable for any of the foregoing to the extent that any of the foregoing arises from any action taken or omitted to be taken by the Agent as to which a final judicial determination has been or is made (in a proceeding in which the Agent has had an opportunity to be heard) that the Agent had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.

          1410 -RESIGNATION OF AGENT
                    (a) The Agent may resign at any time by giving 60 days prior written notice thereof to the Revolving Credit Lenders. Upon receipt of any such notice of resignation, the SuperMajority Lenders shall have the right to appoint a successor to such Agent (and if no Event of Default has occurred and is then continuing, with the consent of the Lead Borrower, not to be unreasonably withheld and, in any event, deemed given by the Lead Borrower if no written objection is provided by the Lead Borrower to the (resigning) Agent within seven (7) Business Days notice of such proposed appointment).
If a successor Agent shall not have been so appointed and accepted such appointment within 30 days after the giving of notice by the resigning Agent, then the resigning Agent may appoint a successor Agent, which shall be a financial institution having a combined capital and surplus in excess of $1 Billion. The consent of the Lead Borrower otherwise required by this Section 14:14-10(a) shall not be required if an Event of Default has occurred and is then continuing.
                    (b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the (resigning) Agent so replaced, and the (resigning) Agent shall be discharged from the (resigning) Agent's duties and obligations hereunder, other than on account of any responsibility for any action taken or omitted to be taken by the (resigning) Agent as to which a final judicial determination has been or is made (in a proceeding in which the (resigning) Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner or in bad faith.
                    (c) After any retiring Agent's resignation, the provisions of this Agreement and of all other Loan Documents shall continue in effect for the retiring Person's benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

Article 15: - ACTION BY AGENTS - CONSENTS - AMENDMENTS - WAIVERS:

          151 -ADMINISTRATION OF CREDIT FACILITIES
                    (a) Except as otherwise specifically provided in this Agreement, the Agent may take any action with respect to the credit facility contemplated by the Loan Documents as the Agent determines to be appropriate, provided, however, the Agent is not under any affirmative obligation to take any action which it is not required by this Agreement or the Loan Documents specifically to so take.
                    (b) Except as specifically provided in the following Sections of this Agreement, whenever a Loan Document or this Agreement provides that action may be taken or omitted to be taken in Agent's discretion, the Agent shall have the sole right to take, or refrain from taking, such action without, and notwithstanding, any vote of the Revolving Credit Lenders:

          Actions Described in Section       Type of Consent Required
          ----------------------------       ------------------------
                    15:15-2                  Majority Lenders
                    15:15-3                  SuperMajority Lenders
                    15:15-4                  Certain Consent
                    15:15-5                  Unanimous Consent
                    15:15-6                  Consent of SwingLine Lender
                    15:15-7                  Consent of the Agent

                    (c) The rights granted to the Revolving Credit Lenders in those sections referenced in Section 15:15-1(b) shall not otherwise limit or impair the Agent's exercise of its discretion under the Loan Documents.

          152 - ACTIONS REQUIRING OR ON DIRECTION OF MAJORITY LENDERS Except as otherwise provided in this Agreement, the Consent or direction of the Majority Lenders is required for any amendment, waiver, or modification of any Loan Document.

          153 -ACTIONS REQUIRING OR ON DIRECTION OF SUPERMAJORITY LENDERS The Consent or direction of the SuperMajority Lenders is required as follows:
                    (a) The Revolving Credit Lenders agree that any loan or advance under the Revolving Credit which results in a Protective OverAdvance may be made by the Agent in its discretion without the Consent of the Revolving Credit Lenders and that each Revolving Credit Lender shall be bound thereby, provided, however, the Consent or direction of the SuperMajority Lenders is required to permit a Protective OverAdvance to be outstanding for more than 45 consecutive Business Days or more than twice in any twelve month period.
                    (b) If any Borrower is then InDefault, the SuperMajority Lenders may direct the Agent to suspend the Revolving Credit (including the making of any Protective OverAdvances), whereupon, as long as a Borrower is InDefault, the only Revolving Credit Loans which may be made are either
                              (ii) Revolving Credit Loans made or undertaken in the Agent's discretion to protect and preserve the interests of the Revolving Credit Lenders; or
                              (iii) Revolving Credit Loans made with Consent of the SuperMajority Lenders.
                    (a) If an Event of Default has occurred and not been duly waived, the SuperMajority Lenders may:
                              (iv) Give the Agent an Acceleration Notice in accordance with Section 13:13-1(b).
                              (v) Direct the Agent to increase the rate of interest to the default rate of interest as provided in, and to the extent permitted by, this Agreement.

          154 - ACTION REQUIRING CERTAIN CONSENT The consent of the SwingLine Lender and Revolving Credit Lenders (other than Delinquent Revolving Credit Lenders) holding 66-2/3%% or more of the Loan Commitments of the Revolving Credit Lenders (other than any Loan Commitments held by Delinquent Revolving Credit Lenders) shall be required to increase the SwingLine Loan Ceiling.

          155 -ACTIONS REQUIRING OR DIRECTED BY UNANIMOUS CONSENT None of the following may take place except with Unanimous Consent:
                    (a) Any increase in any Revolving Credit  Lender's Revolving
Credit  Dollar   Commitment  or  Revolving  Credit Percentage  Commitment (other than by reason of the application of Section 15:15-10 (which deals with NonConsenting Revolving Credit Lenders) or Section 16:16-1 (which deals with assignments and participations)).
                    (b) Any decrease in any interest rate or fee payable to the Revolving Credit Lenders on account of the Revolving Credit Loans.
                    (c) Any  extension of the Maturity  Date.
                    (d) Any forgiveness of all or any portion of any payment Liability consisting of principal or interest under the Revolving Credit or any fee which is distributable to the Revolving Credit Lenders.
                    (e) Any decrease in any interest rate or fee payable under any of the Loan Documents (other than any Agent's Fee (for which the consent of the Agent shall also be required)) and of any fee provided for by the Fee Letter (which may be amended by written agreement between the Lead Borrower on the one hand, and the Agent on the other).
                    (f) Any release of a material portion of the Collateral not otherwise required or provided for in the Loan Documents or to facilitate a Liquidation.
                    (g) Any amendment or waiver of the financial performance covenants set forth on EXHIBIT 5:5-11(a).
                    (h) Any amendment of the definition of the terms "Borrowing Base" or "Availability" or of any Definition of any component thereof, such that more credit would be available to the Borrowers, based on the same assets, as would have been available to the Borrowers immediately prior to such amendment , it being understood, however, that:
                              (ii) The foregoing shall not limit the adjustment by the Agent of any Reserve in the Agent's administration of the Revolving Credit as otherwise permitted by this Agreement.
                              (iii) The foregoing shall not prevent the Agent, in its administration of the Revolving Credit, from restoring any component of Borrowing Base which had been lowered by the Agent back to the value of such component, as stated in this Agreement or to an intermediate value.
                    (a) Any release of any Person obligated on account of the Liabilities.
                    (b) The making of any Revolving Credit Loan which, when made, would be an OverLoan and is not a Protective OverAdvance, provided, however,
                              (iv) no Consent shall be required in connection with the making of any Revolving Credit Loan to "cover" any honoring of a drawing under any L/C; and
                              (v) each Lender recognizes that subsequent to the making of a Revolving Credit Loan which does not constitute a Protective OverAdvance, the unpaid principal balance of the Loan Account may exceed Borrowing Base on account of changed circumstances beyond the control of the Agent (such as a drop in collateral value).
                    (a) The waiver of the obligation of the Borrowers to reduce the unpaid principal balance of loans under the Revolving Credit to an amount so that no OverLoan is outstanding (other than a Protective OverAdvance) or, subject to the time limits included in Section 15:15-3(a) (which relates to time and frequency limits on Protective OverAdvances), to eliminate an Protective OverAdvance.
                    (b) Any  amendment  of this  Article  15:.
                    (c) Amendment of any of the following Definitions:
                                    "Appraised Inventory Liquidation Value"
                                    "Appraised Inventory Percentage"
                                    "Majority Lender"
                                    "Protective OverAdvance"
                                    "SuperMajority Lenders
                                    "Unanimous Consent"

          156 -ACTIONS REQUIRING SWINGLINE LENDER CONSENT No action, amendment, or waiver of compliance with, any provision of the Loan Documents or of this Agreement which affects the SwingLine Lender may be undertaken without the Consent of the SwingLine Lender.

          157 -ACTIONS REQUIRING AGENT'S CONSENT
                    (a) No action, amendment, or waiver of compliance with, any provision of the Loan Documents or of this Agreement which affects the Agent in its capacity as Agent may be undertaken without the written consent of the Agent
                    (b) No action referenced herein which affects the rights, duties, obligations, or liabilities of the Agent shall be effective without the written consent of the Agent.

          158 -MISCELLANEOUS ACTIONS
                    (a) Notwithstanding any other provision of this Agreement, no single Revolving Credit Lender independently may exercise any right of action or enforcement against or with respect to any Borrower.
                    (b) The Agent shall be fully justified in failing or refusing to take action under this Agreement or any Loan Document on behalf of any Revolving Credit Lender unless the Agent shall first
                              (ii) receive such clear, unambiguous, written instructions as the Agent deems appropriate; and
                              (iii) be indemnified to the Agent's satisfaction by the Revolving Credit Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take any such action, unless such action had been grossly negligent, in willful misconduct, or in bad faith.
                    (a) The Agent may establish reasonable procedures for the providing of direction and instructions from the Revolving Credit Lenders to the Agent, including its reliance on multiple counterparts, facsimile transmissions, and time limits within which such direction and instructions must be received in order to be included in a determination of whether the requisite Loan Commitments has provided its direction, Consent, or instructions, provided that in no event shall the Agent shorten the time period for Consent.

          159 -ACTIONS REQUIRING LEAD BORROWER'S CONSENT
                    (a) Subject to Section  15:15-9(b) the  provisions of this
Agreement which are included in the following Articles may be amended without the consent of any Borrower, but only if the subject amendment relates to the relationships of the Revolving Credit Lenders and the Agent inter se and neither creates any additional nor augments any existing obligation on any
Borrower under any Loan Document nor relieves the Agent or any Revolving Credit Lender from any commitment or undertaking to any Borrower.
        Article     Title of Article
        -------     ----------------
          12:       Revolving Credit Fundings and Distributions
          13:       Acceleration and Liquidation
          14:       The Agent
          15:       Action By Agents - Consents - Amendments - Waivers (other
                    than as provided in Section 15:15-9(b))
          16:       Assignments and Participations

                    (b) Subject to Section  15:15-9(c), the following provisions of this Agreement may not be amended without the consent of the Lead Borrower:
        Section     Relates To
        -------     ----------
        15:15-3     SuperMajority Lenders
        15:15-5     Unanimous Consent
        15:15-9     Actions Requiring Borrower's Consent

                    (c) The Lead Borrower's consent to the amendment of those provisions referenced in Section 15:15-9(b) shall be deemed given unless written objection is made, within Seven (7) Business Days following the Agent's giving notice to the Borrower of the proposed amendment thereof, provided that the Agent may rely on such passage of time as consent by the Lead Borrower only if such written notice states that consent will be deemed effective if no objection is received within such time period.

          1510 -NONCONSENTING REVOLVING CREDIT LENDER
                    (a) In the event that a Revolving  Credit  Lender (in this
Section 15:15-10, a "NonConsenting Revolving Credit Lender") does not provide its Consent to a proposal by the Agent to take action which requires consent under this Article 15:, then one or more Revolving Credit Lenders who provided Consent to such action may require the assignment, without recourse and in accordance with the procedures outlined in Section 16:16-1, below, of the NonConsenting Revolving Credit Lender's commitment hereunder on fifteen (15) days written notice to the Agent and to the NonConsenting Revolving Credit Lender.
                    (b) At the end of such fifteen (15) days, and provided that the NonConsenting Revolving Credit Lender delivers the Revolving Credit Note held by the NonConsenting Revolving Credit Lender to the Agent, the Revolving Credit Lenders who have given such written notice shall Transfer the following to the NonConsenting Revolving Credit Lender:
                              (ii) Such NonConsenting Revolving Credit Lender's Pro-Rata share of the principal and interest of the Revolving Credit Loans to the date of such assignment.
                              (iii) All fees distributable hereunder to the NonConsenting Revolving Credit Lender to the date of such assignment.
                              (iv) Any out-of-pocket costs and expenses for which the NonConsenting Revolving Credit Lender is entitled to reimbursement from the Borrowers.
                    (a) In the event that the NonConsenting Revolving Credit Lender fails to deliver to the Agent the Revolving Credit Note held by the NonConsenting Revolving Credit Lender as provided in Section 15:15-10(b), then:
                              (v) The amount otherwise to be Transferred to the NonConsenting Revolving Credit Lender shall be Transferred to the Agent and held by the Agent, without interest, to be turned over to the NonConsenting Revolving Credit Lender upon delivery of the Revolving Credit Note held by that NonConsenting Revolving Credit Lender.
                              (vi) The Revolving Credit Note held by the
          NonConsenting Revolving Credit Lender shall have no force or effect whatsoever.
                              (vii) The NonConsenting Revolving Credit Lender shall cease to be a "Revolving Credit Lender".
                              (viii) The Revolving Credit Lender(s) which have Transferred the amount to the Agent as described above shall have succeeded to all rights and become subject to all of the obligations of the NonConsenting Revolving Credit Lender as "Revolving Credit Lender".
                    (a) In the event that more than One (1) Revolving Credit Lender wishes to require such assignment, the NonConsenting Revolving Credit Lender's commitment hereunder shall be divided among such Revolving Credit Lenders, pro-rata based upon their respective Revolving Credit Percentage Commitments, with the Agent coordinating such transaction.
                    (b) The Agent shall coordinate the retirement of the Revolving Credit Note held by the NonConsenting Revolving Credit Lender and the issuance of Revolving Credit Notes to those Revolving Credit Lenders which "take-out" such NonConsenting Revolving Credit Lender, provided, however, no processing fee otherwise to be paid as provided in Section 16:16-2(b) shall be due under such circumstances.

          1511 -REPLACEMENT OF DELINQUENT REVOLVING CREDIT LENDER
                    (a) In the event that a Delinquent Revolving Credit Lender fails to cure its status as a Delinquent Revolving Credit Lender (as to which, see Section 12:12-3(e)) within Thirty (30) days following its having become a Delinquent Revolving Credit Lender, then, subject to, and in accordance with the procedures outlined and referred to in this Section 15:15-11, the Delinquent Revolving Credit Lender's commitment hereunder may be assigned without recourse or consent of the Delinquent Revolving Credit Lender.
                    (b) Any one or more Revolving Credit Lenders which are not Delinquent Revolving Credit Lenders may require such assignment by written notice given to the Agent and the Lead Borrower, at any time during the fifteen
(15) day period which commences after the expiry of the thirty (30) days referenced in Section 15:15-11(a).
                    (c) In the event that no Revolving Credit Lenders provide its written notice prior to the expiry of the fifteen (15) days referenced in
Section 15:15-11(b), then the Agent may require such assignment to one or more Eligible Assignees (subject to any consent of the Lead Borrower required by Section 2:2-25(d)) by giving notice of its nomination of one or more replacements for the Delinquent Revolving Credit Lender at any time during the then next following fifteen (15) days.
                    (d) In the event that neither any Revolving Credit Lender provides its written notice as provided in Section 15:15-11(b) nor the Agent nominates a replacement for the Delinquent Revolving Credit Lender to which the Lead Borrower consents, as provided in Section 15:15-11(c), then the Lead Borrower, at any time thereafter may nominate a replacement for the Delinquent Revolving Credit Lender by written notice to the Agent, provided that:
(ii) Such nominee is an Eligible Assignee.
                              (iii) The Agent shall have given its written consent to such nomination, which consent shall not be unreasonably withheld or delayed.
                    (a) Within fifteen (15) days following the designation (and the consent, if applicable, of the Agent or of the Lead Borrower) or one or more replacements for the Delinquent Revolving Credit Lender, those replacements shall Transfer to the Agent, the aggregate of the Delinquent Revolving Credit Lender's Pro-Rata share of the principal and interest of the Revolving Credit Loans to the date of such assignment.
                    (b) Following the Agent's receipt of the aggregate described in Section 15:15-11(e), the Agent shall Transfer such aggregate to the Delinquent Revolving Credit Lender, net of the amounts set forth below (which shall be distributed to, and retained by, the Agent), but only if the Delinquent Revolving Credit Lender delivers the Revolving Credit Note held by the Delinquent Revolving Credit Lender:
                              (iv) The Agent's Cover (to the extent not previously repaid by the Borrower and retained by the Agent in accordance with Subsection 12:12-3(c)(iv), above) with respect to that Delinquent Revolving Credit Lender.

                              Plus

                              (v) The aggregate of the amount payable under Subsection 12:12-3(c)(iii), above (which relates to interest to be paid by that Delinquent Revolving Credit Lender).

                              Plus

                              (vi) All such costs and expenses as may be incurred by the Agent in the enforcement of the Agent's rights against such Delinquent Revolving Credit Lender.

The Delinquent Revolving Credit Lender shall remain liable for any deficiency remaining after the above application.
                    (a) In the event that the Delinquent Revolving Credit Lender fails to deliver to the Agent the Revolving Credit Note held by the Delinquent Revolving Credit Lender,
                              (vii) The amount otherwise to be Transferred to the Delinquent Revolving Credit Lender shall be Transferred to the Agent and held by the Agent, without interest, to be turned over to the Delinquent Revolving Credit Lender upon delivery of the Revolving Credit Note held by that Delinquent Revolving Credit Lender.
                              (viii) The Revolving Credit Note held by the
          Delinquent Revolving Credit Lender shall have no force or effect whatsoever.
                              (ix) The Delinquent Revolving Credit Lender shall cease to be a "Revolving Credit Lender". (a) Immediately upon its (or their) transfer of the aggregate referred to in Section 15:15-11(e), the Persons who have made such Transfer(s) shall have succeeded to all rights and become subject to all of the obligations of the Delinquent Revolving Credit Lender as "Revolving Credit Lender".
                    (b) The Agent shall coordinate the retirement of the Revolving Credit Note held by the Delinquent Revolving Credit Lender and the issuance of Revolving Credit Notes to those Persons who have become Revolving Credit Lenders pursuant to this Section 15:15-11, provided, however, no processing fee otherwise to be paid as provided in Section 16:16-2(b) shall be due under such circumstances.

Article 16: -ASSIGNMENTS BY REVOLVING CREDIT LENDERS:

          161 -ASSIGNMENTS AND ASSUMPTIONS:
                    (a) Except as provided herein, each Revolving Credit Lender (in this Section 16:16-1(a), an "Assigning Revolving Credit Lender") may assign to one or more Eligible Assignees (in this Section 16:16-1(a), each an "Assignee Revolving Credit Lender") all or a portion of that Revolving Credit Lender's interests, rights and obligations under this Agreement and the Loan Documents (including all or a portion of its Commitment) and the same portion of the Revolving Credit Loans at the time owing to it, and of the Revolving Credit Note held by the Assigning Revolving Credit Lender, provided that:
                              (ii) The Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld, but need not be given if the proposed assignment would result in any resulting Revolving Credit Lender's having a Dollar Commitment of less than the "minimum hold" amount specified in Section 16:16-1(a)(iii) or if there would be more than Eight (8) Revolving Credit Lenders. (For provisions which deal with any required consent of the Borrowers to such assignment, see Section 2:2-25(d)).
                              (iii) Each such assignment shall be of a constant, and not a varying, percentage of all the Assigning Revolving Credit Lender's rights and obligations under this Agreement.
                              (iv) Following the effectiveness of such assignment, the Assigning Revolving Credit Lender's Dollar Commitment (if not an assignment of all of the Assigning Revolving Credit Lender's Commitment) shall not be less than $10,000,000.00.

          162 -ASSIGNMENT PROCEDURES. (This Section 16:16-2 describes the procedures to be followed in connection with an assignment effected pursuant to this Article 16: and permitted by Section 16:16-1).
                    (a) The parties to such an assignment shall execute and deliver to the Agent, for recording in the Register, an Assignment and Acceptance substantially in the form of EXHIBIT 16:16-1, annexed hereto.
                    (b) The Assigning Revolving Credit Lender shall deliver to the Agent, with such Assignment and Acceptance, the Revolving Credit Note held by the subject Assigning Revolving Credit Lender and the Agent's processing fee of $3,500.00, provided, however, no such processing fee shall be due where the Assigning Revolving Credit Lender is one of the Revolving Credit Lenders at the initial execution of this Agreement.
                    (c) The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Revolving Credit Lenders and of the Revolving Credit Percentage Commitment and Revolving Credit Percentage Commitment of each Revolving Credit Lender. The Register shall be available for inspection by the Revolving Credit Lenders and by the Lead Borrower at any reasonable time and from time to time upon reasonable prior notice. In the absence of manifest error, the entries in the Register shall be conclusive and binding on all Revolving Credit Lenders. The Agent and the Revolving Credit Lenders may treat each Person whose name is recorded in the Register as a "Revolving Credit Lender" hereunder for all purposes of this Agreement.
                    (d) The Assigning  Revolving  Credit  Lender and Assignee
Revolving Credit  Lender,   directly  between  themselves,   shall  make  all
appropriate adjustments in payments for periods prior to the effective date of an Assignment and Assumption.

          163 -EFFECT OF ASSIGNMENT.
                    (a) From and after the effective date specified in an Assignment and Acceptance which has been executed, delivered, and recorded (which effective date the Agent may delay by up to Five (5) Business Days after the delivery of such Assignment and Acceptance):
                              (ii) The Assignee Revolving Credit Lender:
                                        (B) Shall be a party to this Agreement
                    and the Loan Documents (and to any amendments thereof) as fully as if the Assignee Revolving Credit Lender had executed each.
                                        (C) Shall have the rights of a Revolving
                    Credit Lender hereunder to the extent of the Revolving Credit Percentage Commitment and Revolving Credit Percentage Commitment assigned by such Assignment and Acceptance.
                              (i) The Assigning Revolving Credit Lender shall be released from the Assigning Revolving Credit Lender's obligations under this Agreement and the Loan Documents to the extent of the Commitment assigned by such Assignment and Acceptance.
                              (ii) The Agent shall undertake to obtain and distribute replacement Revolving Credit Notes to the subject Assigning Revolving Credit Lender and Assignee Revolving Credit Lender.
                    (a) By executing and delivering an Assignment and Acceptance, the parties thereto confirm to and agree with each other and with all parties to this Agreement as to those matters which are set forth in the subject Assignment and Acceptance.

Article 17: - NOTICES:

          171 -NOTICE ADDRESSES. All notices, demands, and other communications made in respect of any Loan Document (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Agent:
                                    Fleet Retail Finance Inc.
                                    40 Broad Street
                                    Boston, Massachusetts 02109
                                    Attention        :

                                    Fax              :

         With a copy to:
                                    Riemer & Braunstein LLP
                                    Three Center Plaza
                                    Boston, Massachusetts  02108
                                    Attention        : Richard B. Jacobs,
                                                       Esquire
                                    Fax              : 617 880 3456

If to the Lead Borrower
And All Borrowers:
                                    HomeBase, Inc.
                                    3345 Michelson Drive
                                    Irvine, California 92612
                                    Attention        : Steven Bowen
                                    Fax              : 949 442 5779

         With a copy  to:
                                    HomeBase, Inc.
                                    3345 Michelson Drive
                                    Irvine, California 92612
                                    Attention        : John Price
                                                       Vice President and
                                                       General Counsel
                                    Fax              : 949 442 5333

          172 -NOTICE GIVEN.
                    (a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):
                              (ii) By mail: the sooner of when actually
          received or Three (3) days following deposit in the United States mail as certified mail, return receipt requested, postage prepaid.
                              (iii) By recognized overnight express delivery: the Business Day following the day when sent.
                              (iv) By Hand: If delivered on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.
                              (v) By Facsimile transmission (which must include a header on which the party sending such transmission is indicated):
          If sent on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day. (a) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

Article 18: - TERM:

          181 -TERMINATION OF REVOLVING CREDIT. The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2:2-7(g) hereof) until the Termination Date.

          182 -ACTIONS ON TERMINATION.
                    (a) On the Termination Date, the Borrowers shall pay the Agent (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the following:
                              (ii) The entire balance of the Loan Account
          (including the unpaid principal balance of the Revolving Credit Loans, and the SwingLine Loan ).
                              (iii) Any then remaining installments of the Revolving Credit Commitment Fee.
                              (iv) Any then remaining installments of the Agent's Fee.
                              (v) Any payments due on account of the
          indemnification obligations included in Section 2:2-12(e).
                              (vi) Any accrued and unpaid Unused Line Fee.
                              (vii) All unreimbursed costs and expenses of the Agent and of Lenders' Special Counsel for which each Borrower is responsible.
                    (a) On the Termination Date, the Borrowers shall also shall make such arrangements concerning any L/C's then outstanding as are reasonably satisfactory to the Agent.
                    (b) Until such payment (Section 18:18-2(a)) and arrangements concerning L/C's (Section 18:18-2(b)), all provisions of this Agreement, other than those included in Article 2: which place any obligation on the Agent or any Revolving Credit Lender to make any loans or advances or to provide any financial accommodations to any Borrower shall remain in full force and effect until all Liabilities shall have been paid in full.
                    (c) The release by the Agent of the Collateral Interests granted the Agent by the Borrowers hereunder may be upon such conditions and indemnifications as the Agent may require.

Article 19: - GENERAL:

          191 -PROTECTION OF COLLATERAL. The Agent has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Agent.

          192 -PUBLICITY. The Agent may issue a "tombstone" notice of the establishment of the credit facility contemplated by this Agreement and may make reference to each Borrower (and may utilize any logo or other distinctive symbol associated with each Borrower) in connection with any advertising, promotion, or marketing undertaken by the Agent.

          193 -SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrowers and their respective representatives, successors, and assigns and shall enure to the benefit of the Agent and each Revolving Credit Lender and their respective successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to any Borrower shall have any rights hereunder. In the event that the Agent or any Revolving Credit Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

          194 -SEVERABILITY. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

          195 -AMENDMENTS.  COURSE OF DEALING.
                    (a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between each Borrower and the Agent and each Revolving Credit Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Agent or any Revolving Credit Lender to give notice to the Lead Borrower of any Borrower's having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. No change made by the Agent to the manner by which Borrowing Base is determined shall obligate the Agent to continue to determine Borrowing Base in that manner.
                    (b) Each Borrower may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Agent. Subject to Article 15:, no consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Agent then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Agent shall be in reliance upon all representations and warranties theretofore made to the Agent by or on behalf of the Borrowers (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

          196 -POWER OF ATTORNEY. In connection with all powers of attorney included in this Agreement, each Borrower hereby grants unto the Agent (acting through any of its officers) full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as that Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by any Borrower and each shall survive the same. All powers conferred upon the Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.

          197 -APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral by or on behalf of the Agent or of any other payments received hereunder by or on behalf of the Agent, shall be applied by the Agent towards the Liabilities in such order and manner as the Agent determines in its sole discretion, consistent, however, with Sections 13:13-6 and 13:13-7 and any other applicable provisions of this Agreement. The Borrowers shall remain liable for any deficiency remaining following such application.

          198 -INCREASED COSTS. If, as a result of the adoption of any change to any Requirement of Law, or of the interpretation or application thereof by
any court or  by  any   governmental  or  other  authority  or  entity  charged
with the administration thereof, whether or not having the force of law, which:
                    (a) subjects any Revolving Credit Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by any Borrower to the Agent or any Revolving Credit Lender under this Agreement (except for taxes on the Agent or any Revolving Credit Lender based on net income or capital imposed by the jurisdiction in which the principal or lending offices of the Agent or that Revolving Credit Lender are located);
                    (b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of any Revolving Credit Lender (other than reserves and assessments taken into account in the determination of the interest rate applicable to Eurodollar Loans);
                    (c) imposes on any Revolving Credit Lender any other condition with respect to any Loan Document; or
                    (d) imposes on any Revolving Credit Lender a requirement to maintain or allocate capital in relation to the Liabilities; and the result of any of the foregoing, in such Revolving Credit Lender's reasonable opinion, is to increase the cost to that Revolving Credit Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by that Revolving Credit Lender in respect of any loan, advance or financial accommodation by an amount which that Revolving Credit Lender deems to be material, then upon written notice from the Agent, from time to time, to the Lead Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrowers shall pay to the Agent for the benefit of the subject Revolving Credit Lender within fifteen (15) days of receipt of such notice, that amount which shall compensate the subject Revolving Credit Lender for such additional cost or reduction in income , provided, however, no Borrower shall be liable for any such increased expense incurred or reduction in amount received by a Revolving Credit Lender where such notice is not given to the Lead Borrower within 120 days following that date on which the subject Revolving Credit Lender knew or reasonably should have known of such effect.

          199 -COSTS AND EXPENSES OF THE AGENT .
                    (a) The Borrowers shall pay from time to time on demand all Costs of Collection and all reasonable costs, expenses, and disbursements (including attorneys' reasonable fees and expenses) which are incurred by the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and of any other Loan Documents, and all other reasonable costs, expenses, and disbursements which may be incurred by the Agent in connection with or in respect to the credit facility contemplated hereby or which otherwise are incurred with respect to the Liabilities. The Borrowers shall not have any responsibility to reimburse any Person on account of costs, expenses, and disbursements (including attorneys' fees and expenses) incurred or paid on account of a dispute solely amongst and between the Agent and the Revolving Credit Lenders.
                    (b) The Borrowers shall pay from time to time on demand all reasonable costs and expenses (including attorneys' reasonable fees and expenses) incurred, following the occurrence of any Event of Default, by the Revolving Credit Lenders to Lenders' Special Counsel.
                    (c) Each Borrower authorizes the Agent, on fifteen (15) days prior notice with reasonable particularity to the Lead Borrower, to pay all such fees and expenses and in the Agent's discretion, to add such fees and expenses to the Loan Account.
                    (d) The undertaking  on the part of each Borrower in this
Section 19:19-9 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of any Borrower, other than a termination, release, or discharge which makes specific reference to this Section 19:19-9.

          1910 -COPIES AND FACSIMILES. Each Loan Document and all documents and papers which relates thereto which have been or may be hereinafter furnished the Agent or any Revolving Credit Lender may be reproduced by that Revolving Credit Lender or by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process, and such Person making such reproduction may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

          1911 -MASSACHUSETTS LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of The Commonwealth of Massachusetts.

          1912 -CONSENT TO JURISDICTION.
                    (a) Each Borrower agrees that any legal action, proceeding, case, or controversy against any Borrower with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Agent may elect in the Agent's sole discretion. By execution and delivery of this Agreement, each Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.
                    (b) Each Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.
                    (c) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.
                    (d) Each Borrower agrees that any action commenced by any Borrower asserting any claim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

          1913 -INDEMNIFICATION. Each Borrower shall indemnify, defend, and hold the Agent and each Revolving Credit Lender and their respective employees, officers, or agents (each, an "Indemnified Person") harmless of and from any claim brought or threatened against any Indemnified Person by any Person (as well as from attorneys' reasonable fees, expenses, and disbursements in connection therewith) on account of the relationship of any Borrower or of any other guarantor or endorser of the Liabilities (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of the Borrowers) other than any claim as to which a final determination is made in a judicial proceeding (in which the Agent and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrowers, other than a termination, release, or discharge duly executed on behalf of the Agent which makes specific reference to this Section 19:19-13.

          1914 -RULES OF CONSTRUCTION. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:
                    (a) Unless otherwise specifically provided for herein, interest and any fee or charge which is stated as a per annum percentage shall be calculated based on a 365/366 day year and actual days elapsed.
                    (b) Any term used herein to describe Collateral or a Person, which term is defined in either (or both) the UCC as in effect on the date when this Agreement was executed by the Borrowers or in UCC9'99, shall be given the meaning which is the more encompassing of the two definitions.
                    (c) Words in the singular include the plural and words in the plural include the singular.
                    (d) Each warranty and representation made by any Borrower which includes reference to an EXHIBIT is made as of the Restatement Date.
                    (e) Cross references to Sections in this Agreement begin with the Article in which that Section appears, followed by a colon, and then the Section to which reference is made. (For example, a reference to "Section 5:5-6" is to Section 5-6, which appears in Article 5 of this Agreement).
                    (f) Titles, headings (indicated by being underlined or shown in SMALL CAPITALS) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument's meaning, construction, or effect.
                    (g) The words "includes" and  "including"  are not limiting.
                    (h) Text which follows the words "including, without limitation" (or similar words) is illustrative and not limitational.
                    (i) Text which is shown in italics (except for parenthesized italicized text), shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.
                    (j) The words "may not" are prohibitive and not  permissive.
                    (k) Any reference to a Person's "knowledge" (or words of similar import) is to the knowledge of the Borrowers' respective Senior Officers
                    (l) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.
                    (m) The  symbol "$" refers to United  States  Dollars.
                    (n) Unless limited by reference to a particular Section or provision, any reference to "herein", "hereof", or "within" is to the entire Loan Document in which such reference is made.
                    (o) References to "this Agreement" or to any other Loan Document is to the subject instrument as amended to the date on which
application   of  such   reference  is  being  made.
                    (p) Except as otherwise specifically provided, all references to time are to Boston time.
                    (q) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:
                              (ii) Unless otherwise provided (I) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 PM on the relevant Business Day.
                              (iii) The word "from" means "from and including".
                              (iv) The words "to" and "until" each mean "to, but excluding".
                              (v) The word "through" means "to and including".
                    (a) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 19:19-15 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

          1915 -INTENT. It is intended that:
                    (a) This Agreement take effect as a sealed instrument.
                    (b) The scope of all Collateral  Interests created by any
Borrower to secure the Liabilities be broadly construed in favor of the Agent and that, subject to any applicable Collateral Interest Restrictions, they cover all assets of each Borrower.
                    (c) All Collateral Interests created in favor of the Agent at any time and from time to time secure all Liabilities, whether now existing or contemplated or hereafter arising. (d) All reasonable costs, expenses, and disbursements incurred by the Agent and, to the extent provide
in Section 19:19-9  each  Revolving  Credit  Lender,   in  connection  with such
Person's relationship(s) with any Borrower shall be borne by the Borrowers.

          1916 -PARTICIPATIONS: Each Revolving Credit Lender may sell participations to one or more financial institutions (each, a "Participant") all or a portion of such Revolving Credit Lender's rights and obligations under this Agreement, provided that no such participation shall include any provision which accords the Person purchasing such participation with the right, vis a vis the Agent, to consent to any action, amendment, or waiver which is subject to any requirement herein for approval by all or a requisite number or proportion of the Revolving Credit Lenders. No such sale of a participation shall relieve a Revolving Credit Lender from that Revolving Credit Lender's obligations hereunder nor obligate the Agent to any Person other than a Revolving Credit Lender.

          1917 -RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to any Borrower from the Agent or any Revolving Credit Lender or any Participant or from any Affiliate of any of the foregoing, and any cash, securities, instruments or other property of any Borrower in the possession of any of the foregoing, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of each Borrower to the Agent and such Revolving Credit Lender or any Participant or such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to the Agent or that Revolving Credit Lender.

          1918 -PLEDGES TO FEDERAL RESERVE BANKS: Nothing included in this Agreement shall prevent or limit any Revolving Credit Lender, to the extent that such Revolving Credit Lender is subject to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act (12 U.S.C. ss.341) from pledging all or any portion of that Lender's interest and rights under this Agreement, provided, however, neither such pledge nor the enforcement thereof shall release the pledging Revolving Credit Lender from any of its obligations hereunder or under any of the Loan Documents.

          1919 -MAXIMUM INTEREST RATE. Regardless of any provision of any Loan Document, neither the Agent nor any Revolving Credit Lender shall be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by Applicable Law. Any payment which is made which, if treated as interest on a Liability would result in such interest's exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were "Collateral."

          1920 -WAIVERS.
                    (a) Each Borrower (and all guarantors, endorsers, and sureties of the Liabilities) makes each of the waivers included in Section 19:19-20(b), below, knowingly, voluntarily, and intentionally, and understands that Agent and each Revolving Credit Lender, in establishing the facilities contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrowers as provided herein, whether now or in the future, is relying on such waivers.
                    (b) EACH BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:
                              (ii) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.
                              (iii) Except as otherwise specifically required
hereby, the right to notice and/or hearing prior to the Agent's exercising of the Agent's rights upon default.
                              (iv) THE RIGHT TO A JURY IN ANY TRIAL OF ANY
CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY REVOLVING CREDIT LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY REVOLVING CREDIT LENDER OR IN WHICH THE AGENT OR ANY REVOLVING CREDIT LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER OR ANY OTHER PERSON AND THE AGENT AND EACH REVOLVING CREDIT LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).
                              (v) The benefits  or  availability  of  any  stay,
          limitation,   hindrance, delay,  or restriction (including,  without
          limitation, any automatic stay which otherwise might be imposed pursuant to Section 362 of the Bankruptcy Code) with respect to any action which the Agent may or may become entitled to take hereunder.
                              (vi) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Agent, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.
                              (vii) Any claim to consequential, special, or punitive damages.

                      The "Lead Borrower and the Borrowers"

                                                                  HOMEBASE, INC.
                                          (The "LEAD BORROWER" and a "BORROWER")

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                       HOMECLUB INC., OF TEXAS


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                                  HOMECLUB, INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                                    The "Agent":
                                                      FLEET  RETAIL FINANCE INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________



                                                  The "Revolving Credit Lenders"
                                                       FLEET RETAIL FINANCE INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                           THE CIT GROUP / BUSINESS CREDIT, INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                    FOOTHILL CAPITAL CORPORATION

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                        GMAC BUSINESS CREDIT LLC

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                      GMAC COMMERCIAL CREDIT LLC

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                   LASALLE BUSINESS CREDIT, INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                          NATIONAL CITY COMMERCIAL FINANCE, INC.

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                                  PROVIDENT BANK

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                   TEXTRON FINANCIAL CORPORATION

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________